As filed pursuant to Rule 497

Under the Securities Act of 1933

Registration No. 333-88414 and

811-21096

AIG SUNAMERICA LIFE ASSURANCE COMPANY

VARIABLE ANNUITY ACCOUNT NINE

SUPPLEMENT TO THE PROSPECTUS DATED MAY 2, 2005:

ALLIANCEBERNSTEIN OVATION VARIABLE ANNUITY

ALLIANCEBERNSTEIN OVATION PLUS VARIABLE ANNUITY

ALLIANCEBERNSTEIN OVATION ADVANTAGE VARIABLE ANNUITY

THIS SUPPLEMENT REPLACES ALL PREVIOUS SUPPLEMENTS.

THE DATE OF THE PROSPECTUS AND ALL REFERENCES IN THE PROSPECTUS TO THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION IS HEREBY CHANGED TO OCTOBER 24, 2005.

EFFECTIVE ON OR ABOUT DECEMBER 31, 2005, THE ALLIANCEBERNSTEIN OVATION, ALLIANCEBERNSTEIN OVATION ADVANTAGE AND ALLIANCEBERNSTEIN OVATION PLUS VARIABLE ANNUITIES WILL NO LONGER BE OFFERED FOR NEW SALES.

EFFECTIVE AUGUST 10, 2005, THE ALLIANCEBERNSTEIN TOTAL RETURN, ALLIANCEBERNSTEIN INTERNATIONAL AND ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIOS WERE RENAMED AND THEIR INVESTMENT POLICIES CONFORMED TO THOSE OF THEIR RETAIL ALLIANCEBERNSTEIN FUND COUNTERPARTS.

Previous Name	New Name
AllianceBernstein Total Return Portfolio	AllianceBernstein Balanced Shares Portfolio
AllianceBernstein Worldwide Privatization Portfolio	AllianceBernstein International Portfolio Growth Portfolio
AllianceBernstein International Portfolio	AllianceBernstein International Research Growth Portfolio

The changes to a Portfolio’s name and policies do not require shareholder approval under the 1940 Act.

THE THIRD SENTENCE UNDER THE SUBHEADING “HOW AND WHEN CAN I ELECT THE FEATURE?” IN THE ACCESS PROTECTOR SECTION OF THE PROSPECTUS WITH RESPECT TO THE MAXIMUM ELECTION AGE OF THE FEATURE IS HEREBY DELETED.

THE FOLLOWING TABLE REPLACES THE TABLE AND ITS ACCOMPANYING FOOTNOTES UNDER THE SUBHEADING “HOW IS THE BENEFIT CALCULATED?” IN THE ACCESS PROTECTOR SECTION OF THE PROSPECTUS:

The table below is a summary of the three Step-Up Options we are currently offering.

Option	Maximum Election Age	Benefit Availability Date	Step-Up Amount	Maximum Annual Withdrawal Amount+ Percentage	Minimum Withdrawal Period* (if Maximum Annual Withdrawal Amount taken each year)
1	Age 80 or younger on the contract issue date	3 years following contract issue date	10%* of Withdrawal Benefit Base	10% of Withdrawal Benefit Base	11 years

2	Age 80 or younger on the contract issue date	5 years following contract issue date	20%* of Withdrawal Benefit Base	10% of Withdrawal Benefit Base	12 years

3	Age 70 or younger on the contract issue date	10 years following contract issue date	50%** of Withdrawal Benefit Base	10% of Withdrawal Benefit Base	15 years

*	You will not receive a Step-Up Amount if you elect Options 1 or 2 and take a withdrawal prior to the Benefit Availability Date. The Minimum Withdrawal Period for Options 1 and 2 will be 10 years if you do not receive a Step-Up Amount.

**	If you elect Option 3 and take a withdrawal prior to the Benefit Availability Date, you will receive a reduced Step-Up Amount of 30% of the Withdrawal Benefit Base. The Minimum Withdrawal Period will be 13 years if you receive a reduced Step-Up Amount.
+	For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount for this contract will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount associated with your contract value only. Required minimum distributions may reduce your Minimum Withdrawal Period. Please see the Important Information section below.

THE FOLLOWING PARAGRAPH REPLACES THE LAST PARAGRAPH IN THE “MINIMUM DISTRIBUTIONS” SUBSECTION OF THE “TAXES” SECTION OF THE PROSPECTUS:

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax advisor.

THE FOLLOWING PARAGRAPHS ARE INSERTED AFTER THE “GENERAL ACCOUNT” SECTION OF THE PROSPECTUS UNDER A NEW SUBSECTION HEADING “GUARANTEE OF INSURANCE OBLIGATIONS”:

Insurance obligations under contracts issued by the Company are guaranteed by American Home Assurance Company (“American Home”), an affiliate of the Company. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, living benefits, death benefits and income options. The guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The guarantee provides that the Company’s contract owners can enforce the guarantee directly.

The Company expects that the American Home guarantee will be terminated within the next year. However, the insurance obligations on contracts issued prior to termination of the American Home guarantee would continue to be covered, including obligations arising from Purchase Payments received after termination, until satisfied in full.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home’s principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group, Inc.

THE FOLLOWING NEW SUB-SECTION IS ADDED TO THE “OTHER INFORMATION” SECTION OF THE PROSPECTUS:

FINANCIAL STATEMENTS

AIG Support Agreement

AIG has entered into a support agreement with the Company under which AIG has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The support agreement requires AIG to make payments solely to the Company and not to the policyholders. Under no circumstance can a policyholder proceed directly against AIG for payment on its own behalf; all actions under the support agreements must be brought by the Company, or if the Company fails to enforce its rights, by a policyholder on behalf of the Company.

Where You Can Find More Information

The SEC allows us to “incorporate by reference” some of the information the Company and AIG files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus, and later information that AIG files with the SEC will automatically update and supersede information that is incorporated earlier, as well as the information included directly in this prospectus.

We incorporate by reference the consolidated financial statements (including notes and financial statement schedules thereto) and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control Over Financial Reporting) of AIG included in AIG’s Annual Report on Form 10-K for the year ended December 31, 2004, File No.001-08787, in reliance on the report (which contains an explanatory paragraph relating to AIG’s restatement of its 2003 and 2002 consolidated financial statements and an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. All consolidated annual financial statements of AIG (including notes and financial statement schedules thereto) and management’s assessments of the effectiveness of internal control over financial reporting included in any documents or reports filed by AIG under Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 after the effective date of this prospectus are also incorporated by reference.

On May 31, 2005, AIG filed its Annual Report on Form 10-K for the year ended December 31, 2004, which included a restatement of its previously reported financial information for the years 2000-2003 and the adjustment of its previously announced results in 2004. On November 9, 2005, AIG announced that it will restate its financial statements for the years ended December 31, 2004, 2003 and 2002, along with 2001 and 2000 for purposes of preparation of the Selected Consolidated Financial Data for 2001 and 2000. No part of this financial information should be relied upon until such time as the announced restatement is complete.

The Company and AIG are subject to the informational requirements of the Exchange Act. The Company and AIG file reports and other information with the SEC to meet those requirements. AIG and the Company file this information electronically pursuant to EDGAR, and it is available to the public through the SEC’s website at http://www.sec.gov. You can also inspect and copy this information at SEC public facilities at the following locations:

Washington, District of Columbia

100 F. Street, N.E., Room 1580

Washington, DC 20549

Chicago, Illinois

175 W. Jackson Boulevard

Chicago, IL 60604

New York, New York

3 World Financial, Room 4300

New York, NY 10281

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company’s Annuity Service Center, as follows:

Delaware Valley Financial Services

Annuity Service Center

P.O. Box 3031

Berwyn, PA 19312-0031

Telephone Number: (800) 255-8402

The financial statements of the Company, the Separate Account and American Home can be found in the Statement of Additional Information (“SAI”). You may obtain a free copy of this SAI if you contact our Annuity Service Center at 800-255-8402.

THE FOLLOWING PARAGRAPHS REPLACE THE THIRD PARAGRAPH UNDER THE “LEGAL PROCEEDINGS” SECTION OF THE PROSPECTUS:

Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG resulted in corresponding downgrades and ratings actions being taken with respect to the Company’s ratings. There can be no assurance that such ratings agencies will not take further action with respect to such ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us.

On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against American International Group, Inc. (“AIG”) as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York’s Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in issuing or distributing AIG SunAmerica variable annuities. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.

AIG is the direct parent company and an affiliated person of the AIG SunAmerica Life Assurance Company (the “Depositor”) and an indirect parent of AIG SunAmerica Capital Services, Inc. (the “Distributor”). Neither the Depositor nor the Distributor or their respective officers and directors have been named in the complaint, nor does the complaint seek any penalties against them.

In the Depositor’s view, the matters alleged in the lawsuit are not material in relation to the financial position of the Depositor or the Distributor or to their ability to provide their respective services in connection with the variable annuities. However, due to a provision in the law governing the operation of these types of investment companies, if the lawsuit results in an injunction being entered against AIG, then the Depositor and the Distributor will need to obtain permission from the Securities and Exchange Commission to continue to service the variable annuities. While the Securities and Exchange Commission has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.

Please keep this Supplement with your Prospectus.

Dated: December 12, 2005

PROSPECTUS

ALLIANCEBERNSTEIN OVATION ADVANTAGE VARIABLE ANNUITY

FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS

issued by

AIG SUNAMERICA LIFE ASSURANCE COMPANY

in connection with

VARIABLE ANNUITY ACCOUNT NINE

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the AllianceBernstein Ovation Advantage Variable Annuity.

The annuity has several fixed and variable investment choices—Variable Portfolios listed below and available Fixed Account options. The Variable Portfolios are part of the AllianceBernstein Variable Products Series Fund, Inc. (“Series Fund”), managed by Alliance Capital Management L.P. Only Class B shares are currently offered in this contract.

AllianceBernstein Americas Government Income Portfolio	AllianceBernstein Money Market Portfolio
AllianceBernstein Balanced Wealth Strategy Portfolio	AllianceBernstein Real Estate Investment Portfolio
AllianceBernstein Global Bond Portfolio	AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Global Dollar Government Portfolio	AllianceBernstein Small/Mid Cap Value Portfolio
AllianceBernstein Global Research Growth Portfolio**	AllianceBernstein Total Return Portfolio
AllianceBernstein Global Technology Portfolio	AllianceBernstein U.S. Government/High Grade Securities Portfolio
AllianceBernstein Growth Portfolio	AllianceBernstein U.S. Large Cap Blended Style Portfolio
AllianceBernstein Growth and Income Portfolio	AllianceBernstein Utility Income Portfolio
AllianceBernstein High-Yield Portfolio	AllianceBernstein Value Portfolio
AllianceBernstein International Portfolio	AllianceBernstein Wealth Appreciation Strategy Portfolio
AllianceBernstein International Value Portfolio	AllianceBernstein Worldwide Privatization Portfolio*
AllianceBernstein Large Cap Growth Portfolio

*   An equity fund seeking long-term capital appreciation.

** Available on or about June 1, 2005.

To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information (“SAI”) dated May 2, 2005. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus. For a free copy of the SAI, call us at (800) 255-8402 or write to us at Delaware Valley Financial Services, P.O. Box 3031, Berwyn, PA 19312-0031. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC.

The Contracts

•	are not bank deposits

•	are not federally insured

•	are not endorsed by any bank or government agency

•	are not guaranteed and may be subject to loss of principal

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

May 2, 2005

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GLOSSARY

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

Accumulation Phase — The period during which you invest money in your contract.

Accumulation Units — A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

Annuitant(s) — The person(s) on whose life (lives) we base income payments.

Annuity Date — The date on which income payments are to begin, as selected by you.

Annuity Units — A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.

Beneficiary(ies) — The person(s) designated to receive any benefits under the contract if you or the Annuitant dies.

Company — Refers to AIG SunAmerica Life Assurance Company, the insurer that issues this contract. The term “we,” “us,” “our” and “AIG SunAmerica Life” are also used to identify the Company.

Fixed Account — An account, if available, that we may offer in which you may invest money and earn a fixed rate of interest.

Income Phase — The period during which we make income payments to you.

IRS — The Internal Revenue Service.

Latest Annuity Date — The first day of the calendar month following the Annuitant’s 90th birthday or such earlier date as may be set by applicable law.

Market Close — The close of the New York Stock Exchange, usually 4:00 p.m. Eastern Time.

Non-Qualified (contract) — A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account (“IRA”).

Purchase Payments — The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

Qualified (contract) — A contract purchased with pre-tax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

Separate Account — A segregated Asset Account maintained separately from the Company’s regular portfolio of investments and general accounts. The Separate Account is established by the Company to purchase and hold the Variable Portfolios.

Series Fund — Refers to AllianceBernstein Variable Products Series Fund, Inc.

Underlying Funds — The underlying investment portfolios of the Series Fund in which the Variable Portfolios invest.

Variable Portfolios — A variable investment option available under the contract. Each Variable Portfolio has its own investment objective and is invested in the Underlying Funds of the Series Fund.

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HIGHLIGHTS

The AllianceBernstein Ovation Advantage Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement. We will issue the contract as an individual contract in some states and as a certificate under a group contract in other states.

Right to Cancel: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state). You will receive whatever your contract is worth on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. See “Purchasing an AllianceBernstein Ovation Advantage Variable Annuity” in this prospectus.

Purchasing a Contract: The minimum initial Purchase Payment we will accept is $2,000. For more information on purchasing a contract, see “Purchasing an AllianceBernstein Ovation Advantage Variable Annuity” in this prospectus.

Expenses: There are fees and charges associated with the contract. We deduct a Separate Account charge based on the age of the contract owner at the time of contract issue. For contract owners under age 66 at the time of purchase, the Separate Account charge, deducted daily, equals 1.65% annually of the average daily value of your contract allocated to the Variable Portfolios; and for contract owners age 66 and over at the time of contract purchase, the Separate Account charge, deducted daily, equals 1.75% annually of the average daily value of your contract allocated to the Variable Portfolios. Optional death benefit features are available under the contract for additional fees. For contract owners under age 66 at the time the fee is charged, the optional death benefit fees ranges from 0.05% to 0.45%; and for contract owners age 66 and older at the time the fee is charged, the optional death benefit fee ranges from 0.05% to 0.55%. There are investment charges on amounts invested in the Variable Portfolios. If you elect any optional features available under the contract we may charge additional fees for these features. A withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for three complete years, withdrawal charges will no longer apply to that Purchase Payment. See the “Fee Table,” “Purchasing an AllianceBernstein Ovation Variable Annuity” and “Expenses” in this prospectus.

Access to Your Money: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See “Access to Your Money” and “Taxes” in this prospectus.

Optional Living Benefits: You may elect one of the optional living benefits available under your contract. For an additional fee, these features are designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. See “Optional Living Benefits” in this prospectus.

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Death Benefit: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. This contract provides five death benefit options. The Standard Death Benefit is automatically included in your contract for no additional charge. We also offer, for an additional charge, one or more optional death benefits. See “Death Benefits” in this prospectus.

Income Options: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also choose from three different income options, including an option for income that you cannot outlive. See “Income Options” in this prospectus.

Inquiries: If you have questions about your contract call your financial representative or contact us at our Annuity Service Center:

Delaware Valley Financial Services

P.O. Box 3031

Berwyn, PA 19312-0031

(800) 255-8402

The Company offers several different variable annuity contracts to meet the diverse needs of our investors. Our contracts may provide different features and benefits offered at different fees, charges and expenses. When working with your financial representative to determine the best product to meet your needs, you should consider among other things, whether the features of this contract and the related fees provide the most appropriate package to help you meet your long-term retirement savings goals.

If you would like more information regarding how money is shared amongst our business partners, including broker-dealers through which you may purchase a variable annuity, see the “Payments in Connection with Distribution of the Contract” in the prospectus.

Please read the prospectus carefully for more detailed information regarding these and other features and benefits of the contract, as well as the risks of investing.

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FEE TABLES

The following describes the fees and expenses that you will pay at the time that you buy the contract, transfer cash value between investment options or surrender the contract. If applicable, you may also be subject to state premium taxes.

MAXIMUM OWNER TRANSACTION EXPENSES

Maximum Withdrawal Charges (as a percentage of each Purchase Payment)[1]	6.0%

Transfer Fee	$10 per transfer after the first 12 transfers in any contract year.[2]

The following describes the fees and expenses that you may pay periodically during the time that you own the contract, not including the Underlying Fund fees and expenses which are outlined in the next section.

CONTRACT MAINTENANCE FEE	$30[3]

SEPARATE ACCOUNT ANNUAL EXPENSES

(Separate Account Annual Expenses are deducted daily as a percentage of your average daily net asset value and the optional death benefit fees are deducted monthly as a percentage of your average daily net asset value.)

If age 65 or younger:
Separate Account charge[4]	1.65%
Optional Annual Ratchet Plan[5,6]	0.10%
Optional Equity Assurance Plan[5,6]	0.10%
Optional Estate Benefit Payment	0.20%
Optional Accidental Death Benefit	0.05%

Total Separate Account Annual Expenses	2.10%

If age 66 or older:
Separate Account Annual charge[4]	1.75%
Optional Annual Ratchet Plan[5,6]	0.15%
Optional Equity Assurance Plan[5,6]	0.15%
Optional Estate Benefit Payment	0.20%
Optional Accidental Death Benefit	0.05%

Total Separate Account Annual Expenses	2.30%

ADDITIONAL OPTIONAL FEATURE FEES

You may elect either the Access Protector or Capital Protector feature as described below.

Optional Access Protector Fee

(calculated as a percentage of your Purchase Payments received in the first 90 days adjusted for withdrawals)

Contract Year	Annualized Charge[7]
0-7	0.65%
8-10	0.45%
11+	none

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Optional Capital Protector Fee

(calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract)

Contract Year	Annualized Charge[8]
0-5	0.65%
6-10	0.45%
11+	none

UNDERLYING FUND EXPENSES

The following shows the minimum and maximum total operating expenses charged by the Underlying Funds of the Series Fund before any waivers or reimbursements that you may pay periodically during the time you own the contract. More detail concerning Series Fund fees and expenses is contained in the prospectus for the Series Fund. Please read the Series Fund prospectus carefully before investing.

Total Annual Underlying Fund Expenses	Minimum	Maximum
(expenses that are deducted from Underlying Funds of the Series Fund, including management fees, other expenses and 12b-1 fees, if applicable)[9]	0.85%	4.78%[10]

Footnotes to the Fee Table:

[1]	Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over 3 years:

Years
1	2	3	4+
6%	6%	5%	0%

[2]	Transfers for dollar cost averaging or asset rebalancing are not counted against your 12 free transfers.
[3]	The Contract Maintenance Fee may be waived if contract value is $50,000 or more.
[4]	The Separate Account Annual Expenses are based on the age of the owner at contract issue.
[5]	The Enhanced Equity Assurance Plan includes both the Annual Ratchet Plan and the Equity Assurance Plan.
[6]	The optional death benefits/fees are based on the attained age of the owner at the time the fee is charged.
[7]	The Access Protector is an optional guaranteed minimum withdrawal benefit. The fee is deducted from your contract at the end of the first quarter following election and quarterly thereafter.
[8]	The Capital Protector is an optional guaranteed minimum accumulation benefit. The fee is deducted from your contract value at the end of the first contract quarter and quarterly thereafter. If you purchase your contract in the State of Oregon or Washington, the fee is 0.65% in years 0-7 and 0.30% in years 8-10.
[9]	For individual expenses of each of the Variable Portfolios available in your contract, please refer to the Series Fund prospectus.
[10]	Alliance Capital contractually waives a portion of its advisory fee and reimburses certain other expenses of the AllianceBernstein Wealth Appreciation Strategy Portfolio, which is the maximum charge represented. The contractual waiver for the AllianceBernstein Wealth Appreciation Strategy Portfolio extends through May 1, 2006 and may be extended by Alliance Capital for additional one-year terms. When the waivers are taken into account the maximum Underlying Fund expense is 1.45%. The waivers do not affect the minimum Underlying Fund expense.

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EXAMPLES

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee, Separate Account Annual Expenses and expenses of the Underlying Funds of the Series Fund.

The Examples assumes that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the Series Fund are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

MAXIMUM EXPENSE EXAMPLES

(assuming maximum Separate Account expenses of 2.30% and investment in an Underlying Fund with total expenses of 4.78%.)

(1)	If you surrender your contract at the end of the applicable time period and you elect the optional benefits at the maximum charges offered (age 66+: Annual Ratchet Plan, 0.15%; Equity Assurance Plan, 0.15%; Estate Benefit Payment, 0.20%; Accidental Death Benefit, 0.05%; Access Protector, 0.65% for years 0-7, 0.45% for years 8-10):

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$1,307	$2,687	$3,627	$6,736

(2)	If you annuitize your contract at the end of the applicable time period:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$648	$1,914	$3,142	$6,052

(3)	If you do not surrender your contract and you elect the optional benefits at the maximum charges offered (age 66+: Annual Ratchet Plan, 0.15%; Equity Assurance Plan, 0.15%; Estate Benefit Payment, 0.20%; Accidental Death Benefit, 0.05%; Access Protector, 0.65% for years 0-7, 0.45% for years 8-10):

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$767	$2,237	$3,627	$6,736

MINIMUM EXPENSE EXAMPLES

(assuming minimum Separate Account expenses of 1.75% and investment in an Underlying Fund with total expenses of 0.85%.)

(1)	If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$808	$1,272	$1,403	$2,979

(2)	If you annuitize your contract at the end of the applicable time period:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$263	$808	$1,380	$2,934

(3)	If you do not surrender your contract and do not elect any optional benefits or features:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$268	$822	$1,403	$2,979

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Explanation of Fee Tables and Examples

1.	The purpose of the Fee Tables and Expense Examples is to show you the various expenses you would incur directly and indirectly by investing in the contract. The Fee Tables and Expense Examples represent both the Separate Account expenses as well as the Variable Portfolio expenses. The Expense Examples reflect a 10% free withdrawal amount available upon a full surrender. Please see Access To Your Money below. We converted the contract maintenance charge to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Variable Portfolios’ fees and expenses can be found in the Series Fund prospectus located behind this prospectus.
2.	In addition to the stated assumptions, the Expense Examples also assume Separate Account Annual Expenses as indicated and that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.
3.	Expense Examples reflecting application of optional features and benefits use the highest fees and charges being offered for those features. If you are age 65 or younger at the time you purchased your contract, expenses will be lower than those shown in these tables. If your attained age is 65 or younger at the time the fee for the Optional Annual Rachet, Optional Equity Assurance, or Optional Enhanced Equity Assurance benefits is assessed, or you did not elect those benefits, your expenses would be lower than those shown in these tables. If you elected Capital Protector, instead of Access Protector, your expenses would be lower than those shown in the tables. The fee for the Capital Protector and Access Protector features are not calculated as a percentage of your daily net asset value, but on other calculations more fully described in the prospectus.
4.	These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

CONDENSED FINANCIAL INFORMATION APPEARS IN APPENDIX A OF THIS PROSPECTUS.

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THE ALLIANCEBERNSTEIN OVATION ADVANTAGE VARIABLE ANNUITY

When you purchase an AllianceBernstein Ovation Advantage Variable Annuity, a contract exists between you and AIG SunAmerica Life. You are the owner of the contract. The contract provides three main benefits:

1.	Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

2.	Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

3.	Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial representative.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you start receiving income payments out of the money accumulated in your contract.

The contract is called a “variable” annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance which varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

The contract also offers Fixed Account options for varying time periods. The Fixed Account options earn interest at a rate set and guaranteed by AIG SunAmerica Life. If you allocate money to a Fixed Account option, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account option in which you invest.

For more information on investment options available under this contract please see “Investment Options” in this prospectus.

This annuity is designed for long-term investors who desire to save for retirement. Under certain circumstances, you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 3 years. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

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PURCHASING AN ALLIANCEBERNSTEIN OVATION ADVANTAGE VARIABLE ANNUITY

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The minimum initial Purchase Payment permitted under your contract is $2,000. Subsequent payments must be at least $1,000 except that automated subsequent payments may be $100 or more. We reserve the right to require company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior company approval to accept Purchase Payments greater than $250,000. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by AIG SunAmerica Life and First SunAmerica Life Insurance Company, an affiliate of AIG SunAmerica Life, to the same owner to exceed these limits may also be subject to company pre-approval. We reserve the right to change the amount at which pre-approval is required at any time.

Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.

We may not issue a contract to anyone age 86 or older on the contract issue date (effective date of the contract). In general, we will issue a Qualified contract to anyone who is age 70 1/2 or older, but it is your responsibility to ensure the minimum distribution required by the IRS is being made.

We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age-driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies, including termination of the contract and/or revocation of any age-driven benefit.

You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We reserve the right to not recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion. Please see the SAI for details on the tax consequences of an assignment.

Allocation of Purchase Payments

We invest your Purchase Payments in the Variable Portfolios and available Fixed Accounts according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your last allocation instructions.

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In order to issue your contract, we must receive your completed application and/or Purchase Payment allocation instructions and any other required paperwork at our Annuity Service Center. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:

•	Send your money back to you, or;

•	Ask your permission to keep your money until we get the information necessary to issue the contract.

Right to Cancel

You may cancel your contract within ten days after receiving it (or longer if required by state law). To cancel, you must mail the contract along with your written request to our Annuity Service Center:

Delaware Valley Financial Services

P.O. Box 3031

Berwyn, PA 19312-0031

If you decide to cancel your contract during this examination period, we will refund to you the value of your contract on the day we receive your request.

Certain states require us to return your Purchase Payments upon a written request mailed during the examination period as described above and in the contract. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a written request as discussed above. With respect to those contracts, we reserve the right to put your money in the Money Market Portfolio during the examination period and will allocate your money according to your instructions at the end of the applicable examination period. Currently, we do not put your money in the Money Market Portfolio during the examination period unless you allocate your money to it. If your contract was issued in a state requiring return of Purchase Payments or as an IRA and you cancel your contract during the examination period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract. At the end of the examination period, we allocate your money according to your instructions.

Exchange Offers

From time to time, we may offer to allow you to exchange an older variable annuity issued by AIG SunAmerica Life or one of its affiliates, for a newer product with more current features and benefits, also issued by AIG SunAmerica Life or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.

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INVESTMENT OPTIONS

Variable Portfolios

The Variable Portfolios invest in shares of the Trust, AllianceBernstein Variable Products Series Fund, Inc. (“Series Fund”). The Variable Portfolios are only available through the purchase of certain insurance contracts.

Alliance Capital Management L.P. is the investment adviser to the Series Fund. The Series Fund also serves as the current underlying investment vehicle for other variable contracts issued by our affiliates, AIG Life Insurance Company and American International Life Assurance Company of New York, and other affiliated/ unaffiliated insurance companies. Neither AIG SunAmerica Life nor the Series Fund believes that offering shares of the Series Fund in this manner disadvantages you. The adviser monitors the Series Fund for potential conflicts. Only Class B shares are currently offered in this contract.

The Variable Portfolios are listed below:

AllianceBernstein Americas Government Income Portfolio

AllianceBernstein Balanced Wealth Strategy Portfolio

AllianceBernstein Global Bond Portfolio

AllianceBernstein Global Dollar Government Portfolio

AllianceBernstein Global Research Growth Portfolio**

AllianceBernstein Global Technology Portfolio+

AllianceBernstein Growth Portfolio

AllianceBernstein Growth and Income Portfolio

AllianceBernstein High-Yield Portfolio

AllianceBernstein International Portfolio

AllianceBernstein International Value Portfolio

AllianceBernstein Large Cap Growth Portfolio++

AllianceBernstein Money Market Portfolio

AllianceBernstein Real Estate Investment Portfolio

AllianceBernstein Small Cap Growth Portfolio

AllianceBernstein Small/Mid Cap Value Portfolio+++

AllianceBernstein Total Return Portfolio

AllianceBernstein U.S. Government/High Grade Securities Portfolio

AllianceBernstein U.S. Large Cap Blended Style Portfolio

AllianceBernstein Utility Income Portfolio

AllianceBernstein Value Portfolio

AllianceBernstein Wealth Appreciation Strategy Portfolio

AllianceBernstein Worldwide Privatization Portfolio*

*	An equity fund seeking long-term capital appreciation.
**	Available on or about June 1, 2005.
+	Previously known as The AllianceBernstein Technology Portfolio.
++	Previously known as The AllianceBernstein Premier Growth Portfolio.
+++	Previously known as The AllianceBernstein Small Cap Value Portfolio.

You should read the attached prospectus for the Trust carefully. This prospectus contains detailed information about the Variable Portfolios, including each Variable Portfolio’s investment objective and risk factors.

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Accumulation Units

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before Market Close, or on the next business day’s unit value if we receive your money after Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the New York Stock Exchange (“NYSE”) is open as follows:

1.	We determine the total value of money invested in a particular Variable Portfolio;

2.	We subtract from that amount all applicable contract charges; and

3.	We divide this amount by the number of outstanding Accumulation Units.

Accumulation Units are credited to your contract when Purchase Payments are allocated, or amounts are transferred into a Variable Portfolio. Accumulation Units are deducted when the charge, if any, for an Optional Death Benefit or the Contract Maintenance charge is deducted. Accumulation Units are also deducted when you make a withdrawal or transfer out of a Variable Portfolio.

Example:

We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for the Global Bond Portfolio.

Performance of the Variable Portfolios and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

Fixed Account Options

Your contract may offer Fixed Account options for varying guarantee periods. Available guarantee periods may be for different lengths of time and may have different guaranteed interest rates, as noted below. We guarantee the interest rate credited to amounts allocated to any available Fixed Account and that the rate will never be less than the minimum guaranteed interest rate as specified in your contract. Once established, the rates for specified payments do not change during the guarantee period. We determine the Fixed Accounts offered at any time in our sole discretion and we reserve the right to change the Fixed Accounts that we make available at any time, unless state law requires us to do otherwise. Please check with your financial representative to learn if any Fixed Accounts are currently offered.

There are three interest rate scenarios for money allocated to the Fixed Accounts. Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires. Under each scenario your money may be credited a different rate of interest as follows:

•	Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

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•	Current Rate: The rate credited to any portion of the subsequent Purchase Payments allocated to a Fixed Account.

•	Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a Fixed Account guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account or to the Variable Portfolios. If you want to reallocate your money, you must contact us within 30 days after the end of the current interest guarantee period and instruct us as to where you would like the money invested. We do not contact you. If we do not hear from you, your money will remain in the same Fixed Account where it will earn interest at the renewal rate then in effect for that Fixed Account.

If available, you may systematically transfer interest in available FAGPs into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

All FAGPs may not be available in all states. At any time that we are crediting the guaranteed minimum interest rate specified in your contract to the Fixed Accounts, we reserve the right to restrict transfers and Purchase Payments into the Fixed Accounts. We may also offer the specific dollar cost averaging Fixed Accounts. The rules, restrictions and operation of the DCA Fixed Accounts may differ from the standard Fixed Accounts described above, please see “Dollar Cost Averaging Program” below for more details.

Dollar Cost Averaging Fixed Accounts

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging Fixed Accounts (“DCA Fixed Accounts”), if available. DCA Fixed Accounts also credit a fixed rate of interest but are specifically designed to facilitate a dollar cost averaging program. Interest is credited to amounts allocated to the DCA Fixed Accounts while your investment is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA Fixed Account may differ from those applicable to any available Fixed Accounts but will never be less than the minimum annual guaranteed interest rate as specified in your contract. However, when using a DCA Fixed Account the annual interest rate is paid on a declining balance as you systematically transfer your investment to the Variable Portfolios. Therefore, the actual effective yield will be less than the annual crediting rate. We determine the DCA Fixed Accounts offered at any time in our sole discretion and we reserve the right to change to DCA Fixed Accounts that we make available at any time, unless state law requires us to do otherwise. See “Dollar Cost Averaging Program” below for more information.

Transfers During the Accumulation Phase

Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available Fixed Account options by telephone or through the Company’s website (http://www.aigsunamerica.com) or in writing by mail or facsimile. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow procedures we have adopted to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

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Any transfer request will be priced as of the day it is confirmed in good order by us if the request is processed before Market Close. If the transfer request is processed after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $1,000 per transfer. If less than $1,000 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

Transfer Policies

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product (“Short-Term Trading”) and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of an Underlying Fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the Underlying Fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading.

We charge for transfers in excess of 12 in any contract year. Currently, the fee is $10 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

In addition to charging a fee when you exceed 12 transfers as described in the preceding paragraph, all transfer requests in excess of 5 transfers within a rolling six-month look-back period must be submitted by United States Postal Service first-class mail (“U.S. Mail”) for twelve months from the date of your 5th transfer request (“Standard U.S. Mail Policy”). For example, if you made a transfer on February 15, 2004 and within the previous six months (from August 15, 2003 forward) you made 5 transfers including the February 15th transfer, then all transfers made for twelve months after February 15, 2004 must be submitted by U.S. Mail (from February 16, 2004 through February 15, 2005). We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading and we do not conduct any additional routine monitoring. However, we may become aware of transfer patterns among the Variable Portfolios and/or available Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity cannot be controlled by the Standard U.S. Mail Policy, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers (“Accelerated U.S. Mail Policy”). To the

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extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we also reserve the right to evaluate, in our sole discretion, whether to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right to not accept transfers from a third party acting for you and not to accept preauthorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:

(1)	the number of transfers made in a defined period;

(2)	the dollar amount of the transfer;

(3)	the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

(4)	the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

(5)	whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies; and/or

(6)	other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations. We cannot guarantee that we will detect and/or deter all Short-Term Trading. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks to Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

We reserve the right to modify the policies and procedures described in this section at any time. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

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For information regarding transfers during the Income Phase, see INCOME OPTIONS below.

Dollar Cost Averaging Program

The Dollar Cost Averaging (“DCA”) program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of the available Fixed Accounts or the Money Market Portfolio (source account) to any other Variable Portfolio. Transfers may occur on certain periodic schedules such as monthly or weekly and do not count against your 12 free transfers per contract year. You may change the frequency to other available options at any time by notifying us in writing. The minimum transfer amount under the DCA program is $1,000 per transaction. Fixed account options are not available as target accounts for the DCA program.

We may also offer the DCA Fixed Accounts for a specified time period exclusively to facilitate this program. The DCA Fixed Accounts only accept new Purchase Payments of at least $12,000. You cannot transfer money already in your contract into these options. If you allocate new Purchase Payments into a DCA Fixed Account, we transfer all your money allocated to that account into the Variable Portfolios over the selected time period at an offered frequency of your choosing.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

We reserve the right to modify, suspend or terminate this program at any time.

Money Market Portfolio Example:

Assume that you want to gradually move $12,000 from the Money Market Portfolio to the Growth Portfolio over six months. You set up dollar cost averaging for $2,000 each month and purchase Accumulation Units at the following values:

Month	Accumulation Unit	Units Purchased
1	$7.50	266.667
2	$5.00	400
3	$10.00	200
4	$7.50	266.667
5	$5.00	400
6	$7.50	266.667

You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

Automatic Asset Rebalancing Program

Earnings in your contract may cause the percentage of your investment in each Variable Portfolio to differ from your original allocations. The Automatic Asset Rebalancing Program addresses this situation. At your election, we periodically rebalance your investments in the Variable Portfolios to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of a Variable Portfolio which experienced a higher return into a Variable Portfolio which experienced a lower return.

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At your request, rebalancing occurs on a monthly, quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 12 free transfers for the contract year.

We reserve the right to modify, suspend or terminate this program at any time.

Example:

Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the Global Bond Portfolio and 50% in the Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the Global Bond Portfolio now represents 60% of your holdings because it has increased in value and the Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, we would sell some of your units in the Global Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Growth Portfolio to increase those holdings to 50%.

Voting Rights

AIG SunAmerica Life is the legal owner of the Series Fund shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, you have the right to instruct us on how to vote the Variable Portfolio shares that are attributable to your contract. We vote all of the shares we own in the same proportion as the voting instructions we receive. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

Substitution

We may move assets and re-direct future Purchase Payments allocations from one Variable Portfolio to another if we receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.

ACCESS TO YOUR MONEY

You can access money in your contract in two ways:

•	by making a partial or total withdrawal, and/or;

•	by receiving income payments during the Income Phase. See “Income Options” below.

Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal. If you withdraw your entire contract value, we may also deduct a contract maintenance charge. See “Expenses” below.

Purchase Payments that are withdrawn prior to the end of the third year will result in your paying a penalty in the form of a withdrawal charge. The amount of the charge and how it applies are discussed more fully below. See “Expenses” below. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw money during a withdrawal charge period. You should fully discuss this decision with your financial representative.

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You may request a partial surrender for a minimum of $500. Your contract value must be at least $2,000 after the partial surrender, or we may cancel the contract. You must send a written withdrawal request. For withdrawals of $500,000 and more, you must submit a signature guarantee at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the Fixed Account option in which your contract is invested.

You may withdraw free of a withdrawal charge an amount that is equal to the free withdrawal amount in your contract as of the date you make the withdrawal. Your free withdrawal amount is equal to the greater of (1) the contract value less premium paid and not previously surrendered or (2) 10% of remaining unsurrendered Purchase Payment paid less the amount of any prior surrender since the last contract anniversary. Withdrawals in excess of the free withdrawal amount will be assessed a withdrawal charge. When you make a withdrawal, we assume that it is taken from earnings first, then from Purchase Payment on a first-in, first-out basis. This means that you can also access your Purchase Payments which are no longer subject to a withdrawal charge before those Purchase Payments which are still subject to the withdrawal charge.

The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. We return to you your contract value less any applicable fees and charges.

Under certain Qualified plans, access to the money in your contract may be restricted. Withdrawals made prior to age 59 1/2 may result in a 10% federal penalty tax. See “Taxes” in this prospectus.

We may be required to suspend or postpone any type of payment for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments from a Fixed Account option. Such deferrals are limited to no longer than six months.

Systematic Withdrawal Program

During the Accumulation Phase, provided you have a minimum contract value of $24,000, you may elect to receive periodic income payments under the systematic withdrawal program, up to a maximum of 10% of your contract value each year. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $200. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program, although a withdrawal charge may apply. You may not elect this program if you have made a partial surrender earlier in the same contract year.

The Annuity Service Center can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

Minimum contract value

Where permitted by state law, we may terminate your contract if your contract is less than $2,000 as a result of partial withdrawals. We will provide you with sixty days’ written notice. At the end of the notice period, we will distribute the contract’s remaining value to you.

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OPTIONAL LIVING BENEFITS

You may elect one of the Optional Living Benefits described below. These features are designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. Please see the descriptions below for detailed information.

Access Protector Feature

What is Access Protector?

Access Protector is an optional living benefit feature. If you elect this feature, for which you will be charged an annualized fee, after a specified waiting period, you are guaranteed to receive withdrawals, over a minimum number of years that in total equal Purchase Payments made in the first 90 days adjusted for withdrawals during that period (the “Benefit”), even if the contract value falls to zero. Access Protector may offer protection in the event your contract value declines due to unfavorable investment performance. Access Protector has rules and restrictions that are discussed more fully below.

What options are currently available?

Three options are currently available under this feature. The available options, referred to as the Step-Up Options, provide a guaranteed minimum withdrawal amount over a minimum number of years equal to at least your initial Purchase Payment (adjusted for withdrawals) with an opportunity to receive a 10%, 20% or 50% step-up amount. If you take withdrawals prior to the Benefit Availability Date (as defined in the table below), the Benefit will be reduced and you may not receive a step-up amount depending on the option selected.

Each option and its components are fully described below. You should read each option carefully and discuss the feature with your financial representative before electing an option.

How and when can I elect the feature?

You may only elect the feature at the time of contract issue and must choose one of the options discussed below. You may not change the option after election. You cannot elect the feature if you are age 81 or older on the contract issue date. Generally, once you elect the feature, it cannot be cancelled.

Access Protector cannot be elected if you elect the Capital Protector feature. See CAPITAL PROTECTOR below. Access Protector may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

How is the Benefit calculated?

In order to determine the Benefit’s value, we calculate each of the components as described below. The Benefit’s components and value may vary depending on the option you choose. The earliest date you may begin taking withdrawals under the Benefit is the Benefit Availability Date. Each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date is considered a Benefit Year.

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The table below is a summary of the three Step-Up Options we are currently offering:

Option	Benefit Availability Date	Step-Up Amount	Maximum Annual Withdrawal Amount+ Percentage	Minimum Withdrawal Period* (if Maximum Annual Withdrawal Amount taken each year)

1	3 years following contract issue date	10%* of Withdrawal Benefit Base	10% of Withdrawal Benefit Base	11 years

2	5 years following contract issue date	20%* of Withdrawal Benefit Base	10% of Withdrawal Benefit Base	12 years

3	10 years following contract issue date	50%** of Withdrawal Benefit Base	10% of Withdrawal Benefit Base	15 years

*	You will not receive a Step-Up Amount if you elect Options 1 or 2 and take a withdrawal prior to the Benefit Availability Date. The Minimum Withdrawal Period for Options 1 and 2 will be 10 years if you do not receive a Step-Up Amount.
**	If you elect Option 3 and take a withdrawal prior to the Benefit Availability Date, you will receive a reduced Step-Up Amount of 30% of the Withdrawal Benefit Base. The Minimum Withdrawal Period will be 13 years if you receive a reduced Step-Up Amount.
+	For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount for this contract will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount. Required minimum distributions may reduce your Minimum Withdrawal Period.

How are the components for the Step-Up Options calculated?

First, we determine the Eligible Purchase Payments, which include the amount of Purchase Payments made to the contract up to and including the 90th day after your contract issue date, adjusted for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

Second, we determine the Withdrawal Benefit Base, on the Benefit Availability Date. The Withdrawal Benefit Base equals the sum of all Eligible Purchase Payments.

Third, we determine a Step-Up Amount, if any, which is calculated as a specified percentage (listed in the table above) of the Withdrawal Benefit Base on the Benefit Availability Date. If you elect Option 1 or 2, you will not receive a Step-Up Amount if you take any withdrawals prior to the Benefit Availability Date. If you elect Option 3, the Step-Up Amount will be reduced to 30% of the Withdrawal Benefit Base if you take any withdrawals prior to the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as death benefits, contract values or annuitization value.

Fourth, we determine a Stepped-Up Benefit Base, which is the total amount available for withdrawal under the feature and is used to calculate the minimum time period over which you may take withdrawals under the feature. The Stepped-Up Benefit Base equals the Withdrawal Benefit Base plus the Step-Up Amount, if any.

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Fifth, we determine the Maximum Annual Withdrawal Amount, which is a stated percentage (listed in the table above) of the Withdrawal Benefit Base and represents the maximum amount of withdrawals that are available under this feature each Benefit Year after the Benefit Availability Date.

Finally, we determine the Minimum Withdrawal Period, which is the minimum period over which you may take withdrawals under the feature. The Minimum Withdrawal Period is calculated by dividing the Stepped-Up Benefit Base by the Maximum Annual Withdrawal Amount.

What is the fee for Access Protector?

The annualized Access Protector fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.

Contract Year	Annualized Fee

0-7 years	0.65% of Withdrawal Benefit Base
8-10 years	0.45% of Withdrawal Benefit Base
11+ years	none

What are the effects of withdrawals on the Step-Up Options?

The Benefit amount, Maximum Annual Withdrawal Amount and Minimum Withdrawal Period may change over time as a result of withdrawal activity. Withdrawals after the Benefit Availability Date equal to or less than the Maximum Annual Withdrawal Amount generally reduce the Benefit by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount will reduce the Benefit in the same proportion that the contract value was reduced at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a greater reduction of the Benefit. The impact of withdrawals and the effect on each component of Access Protector are further explained through the calculations below:

Withdrawal Benefit Base: Withdrawals prior to the Benefit Availability Date reduce the Withdrawal Benefit Base in the same proportion that the contract value was reduced at the time of the withdrawal. Withdrawals prior to the Benefit Availability Date also eliminate any Step-Up Amount for Options 1 and 2 and reduce the Step-Up Amount to 30% of the Withdrawal Benefit Base for Option 3.

Withdrawals after the Benefit Availability Date will not reduce the Withdrawal Benefit Base until the sum of withdrawals after the Benefit Availability Date exceeds the Step-Up Amount. Thereafter, any withdrawal or portion of a withdrawal that exceeds the Step-Up Amount will reduce the Withdrawal Benefit Base as follows: (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base will be reduced by the amount of the withdrawal, or (2) If the withdrawal causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base is reduced to the lesser of (a) or (b), where:

a.	is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

b.	is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals for the Benefit Year equal to the current Maximum

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Annual Withdrawal Amount, and further reduced in the same proportion that the contract value was reduced by the amount of the withdrawal that exceeds the Maximum Annual Withdrawal Amount.

Stepped-Up Benefit Base: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount for Options 1 and 2, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base if you take withdrawals prior to the Benefit Availability Date. For Option 3, if you take withdrawals prior to the Benefit Availability Date, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base plus the reduced Step-Up Amount which will be 30% of the Withdrawal Benefit Base, adjusted for such withdrawals.

If you do not take withdrawals prior to the Benefit Availability Date, you will receive the entire Step-Up Amount and the Stepped-Up Benefit Base will equal the Withdrawal Benefit Base plus the Step-Up Amount.

After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount will reduce the Stepped-Up Benefit Base by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount (in that Benefit Year) reduces the Stepped-Up Benefit Base to the lesser of (a) or (b), where:

a.	is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

b.	is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals for the Benefit Year equal to the current Maximum Annual Withdrawal Amount, and further reduced in the same proportion that the contract value was reduced by the amount of the withdrawal that exceeds the Maximum Annual Withdrawal Amount.

Maximum Annual Withdrawal Amount: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated at the start of the next Benefit Year. The new Maximum Annual Withdrawal Amount will equal the Stepped-Up Benefit Base on that Benefit Year anniversary divided by the Minimum Withdrawal Period on that Benefit Year anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amounts.

Minimum Withdrawal Period: After each withdrawal, a new Minimum Withdrawal Period is calculated. If total withdrawals in a Benefit Year are less than or equal to the current Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Stepped-Up Benefit Base after the withdrawal, divided by the current Maximum Annual Withdrawal Amount.

During any Benefit Year in which the sum of withdrawals exceeds the Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Minimum Withdrawal Period calculated at the end of the prior Benefit Year reduced by one year.

Contract Value: Any withdrawal under the Benefit reduces the contract value by the amount of the withdrawal.

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The ACCESS PROTECTOR EXAMPLES APPENDIX provides examples of the effects of withdrawals on the Access Protector feature.

What happens if my contract value is reduced to zero?

If the contract value is zero but the Stepped-Up Benefit Base is greater than zero, a Benefit remains payable under the feature. However, the contract and its other features and benefits will be terminated once the contract value equals zero. Once the contract is terminated, you may not make subsequent Purchase Payments and no death benefit or future annuitization payments are available. Therefore, under adverse market conditions, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

To receive your remaining Benefit, you may select one of the following options:

1.	Lump sum distribution of the actuarial present value as determined by us, of the total remaining guaranteed withdrawals; or

2.	the current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the Stepped-Up Benefit Base equals zero; or

3.	any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis.

What happens to Access Protector upon a spousal continuation?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. See SPOUSAL CONTINUATION below.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under Access Protector upon my death?

If the Stepped-Up Benefit Base is greater than zero when the original owner dies, and the contract value equals zero and therefore no death benefit is payable, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The components of the feature will not change. If the Stepped-Up Benefit Base and the contract value are greater than zero, a non-spousal Beneficiary must make a death claim under the contract provisions which terminates the Benefit. See DEATH BENEFITS below.

Can Access Protector be cancelled?

Once you elect the feature, you may not cancel it. The feature automatically terminates upon the occurrence of one of the following:

1.	Stepped-Up Benefit Base is equal to zero; or

2.	Annuitization of the contract; or

3.	Full surrender of the contract; or

4.	Death benefit is paid; or

5.	Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

We reserve the right to terminate the feature if withdrawals in excess of Maximum Annual Withdrawal Amount in any Benefit Year reduce the Stepped-Up Benefit Base by 50% or more.

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Important Information

Access Protector is designed to offer protection of your initial investment in the event of a significant market down turn. Access Protector may not guarantee an income stream based on all Purchase Payments made into your contract nor does it guarantee any investment gains. Access Protector does not guarantee a withdrawal of any subsequent Purchase Payments made after the 90th day following the contract issue date. This feature also does not guarantee lifetime income payments. You may never need to rely on Access Protector if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.

Withdrawals under the feature are treated like any other withdrawal for the purpose of reducing the contract value, free withdrawal amounts and all other benefits, features and conditions of your contract.

If you need to take withdrawals or are required to take required minimum distributions (“RMD”) under the Internal Revenue Code (“IRC”) from this contract prior to the Benefit Availability Date, you should know that such withdrawals may negatively impact the value of the Benefit. As noted above, your Stepped-Up Benefit Base will be reduced if you take withdrawals before the Benefit Availability Date. Any withdrawals taken under this feature or under the contract may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up RMDs and have elected this feature, your distributions must be automated and will not be recalculated on an annual basis.

We reserve the right at the time your contract is issued to limit the maximum Eligible Purchase Payments to $1 million. For prospectively issued contracts, we reserve the right to limit the investment options available under the contract if you elect this Access Protector feature.

We reserve the right to modify, suspend or terminate the Access Protector feature (in its entirety or any component) at any time for prospectively issued contracts.

Capital Protector Feature

What is Capital Protector?

The Capital Protector is an optional feature of your variable annuity. If you elect this feature, for which you will be charged an annualized fee, at the end of applicable waiting period your contract will be worth at least the amount of your initial Purchase Payment (less adjustments for withdrawals). The Capital Protector may offer protection in the event that your contract value declines due to unfavorable investment performance in your contract.

If you elect the Capital Protector, at the end of the applicable waiting period we will evaluate your contract to determine if a Capital Protector benefit is payable to you. The applicable waiting period is ten full contract years from your contract issue date. The last day in the waiting period is your benefit date, the date on which we will calculate any Capital Protector benefit payable to you.

How and when can I elect the feature?

You may only elect this feature at the time your contract is issued, so long as the applicable waiting period prior to receiving the benefit ends before your latest Annuity Date. You cannot elect the feature if you are age 81 or older on the contract issue date. The effective date for this feature will be your contract issue date. Capital Protector is not available if you elect the Access Protector. See Access Protector above.

The Capital Protector feature may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

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Can Capital Protector be canceled?

Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the end of the waiting period. The feature terminates automatically following the end of the waiting period. In addition, the Capital Protector will no longer be available and no benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end of the waiting period.

How is the benefit calculated?

The Capital Protector is a one-time adjustment to your contract value in the event that your contract value at the end of the waiting period is less than the guaranteed amount. The amount of the benefit payable to you, if any, at the end of the waiting period will be based upon the amount of your initial Purchase Payment and may also include certain portions of subsequent Purchase Payments contributed to your contract over specified periods of time, as follows:

Time Elapsed Since Effective Date	Percentage of Purchase Payments included in the Capital Protector Benefit Calculation
0-90 days	100%
91+ days	0%

The Capital Protector benefit calculation is equal to your Capital Protector Base, as defined below, minus your contract value on the benefit date. If the resulting amount is positive, you will receive a benefit under the feature. If the resulting amount is negative, you will not receive a benefit. Your Capital Protector Base is equal to (a) minus (b) where:

(a)	is the Purchase Payments received on or after the effective date multiplied by the applicable percentages in the table above, and;

(b)	is an adjustment for all withdrawals and applicable fees and charges made subsequent to the effective date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.

We will allocate any benefit amount contributed to the contract value on the benefit date to the Cash Management portfolio. Any Capital Protector benefit paid is not considered a Purchase Payment for purposes of calculating other benefits. Benefits based on earnings, such as the Annual Rachet Plan, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.

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What is the fee for Capital Protector?

Capital Protector is an optional feature. If elected, you will incur an additional charge for this feature. The annualized charge will be deducted from your contract value on a quarterly basis throughout the waiting period, beginning at the end of the first contract quarter following the effective date of the feature and up to and including on the benefit date. Once the feature is terminated, as discussed above, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

Contract Year	Annualized Fee *
0-5	0.65%
6-10	0.45%
11+	none

*	As a percentage of your contract value minus Purchase Payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts. If you purchase your contract in the state of Oregon or Washington, the fee is 0.65% in years 0-7 and 0.30% in years 8-10.

What happens to Capital Protector upon a Spousal Continuation?

If your qualified spouse chooses to continue this contract upon your death, this benefit cannot be terminated. The effective date, the waiting period and the corresponding benefit payment date will not change as a result of a spousal continuation. See SPOUSAL CONTINUATION below.

Important Information

The Capital Protector feature may not guarantee a return of all of your Purchase Payments. If you plan to add subsequent Purchase Payments over the life of your contract, you should know that the Capital Protector would not protect the majority of those payments.

Since the Capital Protector feature may not guarantee a return of all Purchase Payments at the end of the waiting period, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Capital Protector benefit. For example, if near the end of the waiting period your Capital Protector Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your contract value to be larger than your Capital Protector Base on your benefit date, you will not receive any benefit even though you have paid for the Capital Protector feature throughout the waiting period. You should discuss subsequent Purchase Payments with your financial representative as such activity may reduce the value of this Capital Protector benefit.

We reserve the right to modify, suspend or terminate the Capital Protector feature (in its entirety or any component) at any time for prospectively issued contracts.

DEATH BENEFITS

If the owner dies during the Accumulation Phase of your contract, we pay a death benefit to the Beneficiary. At the time you purchase your contract, you must select a death benefit option. The Standard Death Benefit is automatically included in your contract for no additional fee. We also offer, for an additional fee, other death benefit options. Death benefit elections must be made at the time you purchase the contract, and may not be terminated at a later date, except when your spouse continues the

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contract. See “Spousal Continuation” below. All optional death benefits may not be available in all states. You should discuss the available options with your financial representative to determine which options are best for you.

We do not pay the death benefit if an owner dies after beginning the Income Phase. However, if an owner dies during the Income Phase, any remaining guaranteed income payments will be made in accordance with the income option selected. See “Income Options” in this prospectus.

You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If the contract is jointly owned, the surviving joint owner will be the primary Beneficiary and any other Beneficiary will be treated as the contingent Beneficiary unless specifically requested otherwise. Regardless of any reference in the Contract to the contrary, if a contract has two owners and either owner dies during the Accumulation Phase, we will pay the selected death benefit to the Beneficiary, whether or not you have designated a primary owner. All age related benefits and/or restrictions will utilize the age of the older owner.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:

1.	a certified copy of the death certificate; or

2.	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

3.	a written statement by a medical doctor who attended the deceased at the time of death; or

4.	any other proof satisfactory to Us.

The Beneficiary may elect one of the following death benefit payment options unless previously chosen by the owner to be paid as follows:

1.	payment of the entire death benefit within 5 years of the date of your death; or

2.	payment over the lifetime of the designated Beneficiary with distribution beginning within 1 year of the date of your death; or

3.	if the designated Beneficiary is your spouse, he/she can continue this contract in his or her own name. See “Spousal Continuation” below.

The death benefit amount paid remains in the Variable Portfolios until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Separate Account will continue to be subject to investment risks. These risks are borne by the Beneficiary.

If an owner dies on or after the Annuity Date, any payments remaining will be made pursuant to the annuity option in force on the date of the owner’s death. All death benefits will cease to be in effect on the Latest Annuity Date, unless otherwise noted.

Death of the Annuitant

If the Annuitant is an individual other than the owner, and if the Annuitant dies during the Accumulation Phase, a new Annuitant may be named by the owner. If no new Annuitant is named within sixty (60) days of our receipt of proof of death, the owner will be the new Annuitant. If the owner is a non-natural person, the death of the Annuitant will be treated as the death of the owner. If the Annuitant dies during the Income Phase, the remaining payments, if any, will be as specified in the Income Option elected. We will require proof of the Annuitant’s death. Death benefits, if any, will be paid to the designated Beneficiary at least as rapidly as under the method of distribution in effect at the Annuitant’s death.

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Definitions

We define Net Purchase Payments as Purchase Payments less an Adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the Adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal by the contract value immediately before taking that withdrawal. The resulting percentage is then multiplied by the amount of total Purchase Payments and subtracted from the amount of total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment calculation.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced by taking the amount of the withdrawal in relation to the contract value immediately before taking the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

Standard Death Benefit

The standard death benefit on your contract is the greater of:

1.	the contract value on the date we receive all required paperwork and satisfactory proof of death; or

2.	Net Purchase Payments.

Optional Death Benefits

For an additional fee, the optional death benefits described below are available. For an additional fee, you may elect one or more Optional Death Benefits. These elections must be made at the time of contract issue and may not be terminated at a later date by you. All optional death benefits may not be available in all states. The maximum issue age for the elections varies as shown below. The fees for the optional death benefits are deducted from your contract value each month.

If you allocate any portion of your contract value to either the AllianceBernstein Money Market Portfolio or available Fixed Account option, your election, if any, of the Equity Assurance Plan and/or the Enhanced Equity Assurance Plan will be terminated. We will notify you in writing before terminating these death benefits. If we terminate the Equity Assurance Plan and/or the Enhanced Equity Assurance Plan, the fee for the death benefit options will no longer be deducted. However, you may continue to allocate new Purchase Payments to either the AllianceBernstein Money Market Portfolio or available Fixed Account option as part of Dollar Cost Averaging, without terminating the Equity Assurance Plan or the Enhanced Equity Assurance Plan.

Annual Ratchet Plan. (Maximum issue age is 80.) If you elect the Annual Ratchet Plan, we will pay a death benefit equal to the greatest of:

1.	contract value;

2.	Net Purchase Payments; or

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3.	the lesser of:

(a)	the greatest contract value on any Contract Anniversary, plus any Net Purchase Payments made subsequent to that Contract Anniversary; or

(b)	200% of Net Purchase Payments.

Equity Assurance Plan. (Maximum issue age is 75.) If you elect the Equity Assurance Plan, we will pay a death benefit equal to the greater of:

1.	contract value; or

2.	an amount equal to (a) plus (b) where:

(a)	is equal to the Net Purchase Payments made on or before the first Contract Anniversary following the 80th birthday, accumulated at the compound interest rates shown below for the number of completed years from the date of receipt of each Purchase Payment to the earlier of the date of death or the first Contract Anniversary following the 80th birthday (not to exceed 7 years):

Annual Interest Rate	Period When Death Occurs
0%	1 through 12 months after Purchase Payment receipt;
1%	13 through 24 months after Purchase Payment receipt;
2%	25 through 36 months after Purchase Payment receipt;
3%	37 through 48 months after Purchase Payment receipt;
4%	49 through 60 months after Purchase Payment receipt;
5%	61 through 72 months after Purchase Payment receipt;
6%	73 through 84 months after Purchase Payment receipt;
7%	85 months or more after Purchase Payment receipt, and

(b)	is equal to Net Purchase Payments paid after the first Contract Anniversary following the owner’s 80th birthday.

Each Purchase Payment will accumulate interest for a maximum of 7 years from the time is it applied to the contract.

Enhanced Equity Assurance Plan. (Maximum issue age is 75.) If you elect the Enhanced Equity Assurance Plan, we will pay a death benefit equal to the greatest of:

1.	contract value; or

2.	the lesser of:

(a)	the greatest contract value on any Contract Anniversary, plus any Net Purchase Payments made subsequent to that Contract Anniversary; or

(b)	200% of Net Purchase Payments; or

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3.	an amount equal to (a) plus (b) where:

(a)	is equal to the Net Purchase Payments made on or before the first Contract Anniversary following the 80th birthday, accumulated at the compound interest rates shown below for the number of completed years from the date of receipt of each Purchase Payment to the earlier of the date of death or the first Contract Anniversary following the 80th birthday (not to exceed 7 years):

Annual Interest Rate	Period When Death Occurs
0%	1 through 12 months after Purchase Payment receipt;
1%	13 through 24 months after Purchase Payment receipt;
2%	25 through 36 months after Purchase Payment receipt;
3%	37 through 48 months after Purchase Payment receipt;
4%	49 through 60 months after Purchase Payment receipt;
5%	61 through 72 months after Purchase Payment receipt;
6%	73 through 84 months after Purchase Payment receipt;
7%	85 months or more after Purchase Payment receipt, and

(b)	is equal to Net Purchase Payments paid after the first Contract Anniversary following the 80th birthday.

Each Purchase Payment will accumulate interest for a maximum of 7 years from the time is it applied to the contract.

Estate Benefit Payment. (Maximum issue age is 80.)

If you select the estate benefit payment, we will pay it in addition to any other death benefit in effect at the time of your death. If selected, we will increase the death benefit otherwise payable upon your death by the amount of the estate benefit payment determined as follows:

If you are age 60 or younger on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 70% of Net Purchase Payments or (b) 70% of the contract value less Net Purchase Payments.

If you are between ages 61 and 70 on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 50% of Net Purchase Payments or (b) 50% of the contract value less Net Purchase Payments.

If you are between ages 71 and 80 on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 30% of Net Purchase Payments or (b) 30% of the contract value less Net Purchase Payments.

If upon your death your spouse elects to continue the contract in his or her name, the spouse’s age as of the date of your death will be the age we use to determine the amount of estate benefit payment payable upon the spouse’s death. The estate benefit payment will not be available if your spouse is older than 80 as of the date of your death.

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Accidental Death Benefit. (Maximum issue age is 75.)

If you select the accidental death benefit at the time of application, we will pay it in addition to any other death benefit in effect at the time of your death. The accidental death benefit is not available if the contract is used in connection with an individual retirement annuity. If selected at the time of application, the accidental death benefit payable under this option will be equal to the lesser of:

1.	the contract value as of the date the death benefit is determined; or

2.	$250,000.

The accidental death benefit is payable if you die as a result of injury prior to the Contract Anniversary following your 75th birthday. The death must also occur before the Annuity Date and within 365 days of the date of the accident that caused the injury. The accidental death benefit does not apply to the death of a continuing spouse.

The accidental death benefit will not be paid for any death caused by or resulting (in whole or in part) from the following:

•	suicide or attempted suicide, while sane or insane, or intentionally self-inflicted injuries;

•	sickness, disease or bacterial infection of any kind, except pyogenic infections which occur as a result of an injury or bacterial infections which result from the accidental ingestion of contaminated substances;

•	injury sustained as a consequence of riding in, including boarding or alighting from, any vehicle or device used for aerial navigation except if you are a passenger on any aircraft licensed for the transportation of passengers;

•	declared or undeclared war or any act thereof; or

•	service in the military, naval or air service of any country.

The accidental death benefit will cease to be in effect upon the Contract Anniversary following your 75th birthday.

If your contract was issued prior to May 3, 2004, please see the SAI for death benefit information.

Spousal Continuation

If you are the owner of the contract and the Beneficiary is your spouse, your spouse may elect to continue the contract after your death. The spouse becomes the new owner (“Continuing Spouse”) of the contract. Generally, the contract and its fees, charges and/or elected features, if any, remain the same, and the optional death benefit charge may change due to the age of the Continuing Spouse. If the Continuing Spouse makes new Purchase Payments, those Purchase Payments will be subject to withdrawal charges. However, Purchase Payments made by the original owner that were subject to a withdrawal charge will no longer be subject to a withdrawal charge after a spousal continuation. See “Withdrawal Charges” below. A spousal continuation can only take place upon the death of the original owner of the contract and may be elected only one time during the life of the contract.

Upon spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original owner exceeds the contract value (“Continuation Contribution”), if any. We calculate the Continuation Contribution as of the date of the original owner’s death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse’s written request to continue the contract and proof of death of the

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original owner in a form satisfactory to us (“Continuation Date”). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except as explained in Appendix B. See Appendix B for further explanation of the death benefit calculations following a Spousal Continuation.

On the Continuation Date, the Continuing Spouse may terminate the original owner’s election(s) of the optional death benefits. The age of the spouse as of the Continuation Date will be used as the basis for determining the availability, cost, and calculation of future death benefits payable upon death of the spousal Beneficiary. If the attained age of the spousal Beneficiary exceeds the maximum issue age for a continued optional benefit, we will terminate the benefit and the charge will no longer be deducted. See the maximum issue ages shown above for the optional death benefits.

To the extent that the Continuing Spouse invests in the Variable Portfolios, the spouse will be subject to investment risk as was the original owner. This is because the death benefit amount paid remains invested until withdrawn.

We reserve the right to modify, suspend or terminate the spousal continuation provision (in its entirety or any component) at any time with respect to prospectively issued contracts.

EXPENSES

There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance charge or the insurance and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease.

Separate Account Charges

The Company deducts Separate Account charges based on the age of the contract owner at the time of contract issue. For contract owners under age 66 at the time of purchase, the Separate Account charge equals 1.65% annually of the average daily value of your contract allocated to the Variable Portfolios; and for contract owners age 66 and over at the time of contract purchase, the Separate Account charge equals 1.75% annually of the average daily value of your contract allocated to the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risks and the costs of contract administration and distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the Separate Account charges and other fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The Separate Account charges are expected to result in a profit. Profit may be used for any legitimate cost or expense including distribution, depending upon market conditions.

Withdrawal Charges

The contract provides a free withdrawal amount every year. See “Access to Your Money” in this prospectus. If you take money out in excess of the free withdrawal amount, you may incur a withdrawal charge. You may also incur a withdrawal charge upon a full surrender.

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We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for 3 complete years, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage declines over a three year period for each Purchase Payment in the contract, as follows:

Withdrawal Charge (as a percentage of each Purchase Payment)

Years
1	2	3	4+
6%	6%	5%	0%

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments. See “Access to Your Money.”

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, we deduct any applicable withdrawal charges from the amount withdrawn.

We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. We will not assess a withdrawal charge when you begin the Income Phase. See “Income Options” below.

Withdrawals made prior to age 59 1/2 may result in tax penalties. See “Taxes” below.

Underlying Fund Expenses

Investment Management Fees

Charges are deducted from your Variable Portfolios for the advisory and other expenses of the Variable Portfolios. The Fee Tables in this prospectus illustrate these charges and expenses. For more detailed information on these investment charges, refer to the prospectus for the Series Fund, attached.

12b-1 Fees

Shares of certain Variable Portfolios may be subject to fees imposed under a servicing plan adopted by the Series Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. This annualized service fee of 0.25% for the Class B Shares of a Variable Portfolio is also known as a 12b-1 fee. Generally, this fee may be paid to financial intermediaries for services provided over the life of the contract. See “Fee Tables” in this prospectus.

Contract Maintenance Fee

During the Accumulation Phase, we subtract a contract maintenance fee from your contract value once per year. This fee partially compensates us for the cost of contract administration. We deduct the $30 contract maintenance fee from your contract value on your contract anniversary. If you withdraw your entire contract value, we deduct the fee from that withdrawal. If your contract value or full withdrawal is $50,000 or more on your contract anniversary date, we will waive the charge for that year.

During the Income Phase, the charge is pro-rated and collected on a monthly basis, causing a reduction to the monthly annuity payments.

Transfer Fee

We permit 12 free transfers between investment options each contract year. We charge you $10 for each additional transfer that contract year. See “Investment Options” and “Transfers” in this prospectus.

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Optional Death Benefit Charges

The fee for the optional death benefit charges is deducted monthly as a percentage of your average daily net asset value, as described below:

If age 65 or younger:
Optional Annual Rachet*	0.10%
Optional Equity Assurance*	0.10%
Optional Estate Benefit Payment	0.20%
Optional Accidental Death Benefit	0.05%
If age 66 or older:
Optional Annual Rachet*	0.15%
Optional Equity Assurance*	0.15%
Optional Estate Benefit Payment	0.20%
Optional Accidental Death Benefit	0.05%

*	The Enhanced Equity Assurance Plan includes both the Annual Rachet Plan and the Equity Assurance Plan.

Optional Access Protector Fee

The annualized Access Protector fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:

Contract Year	Annualized Fee
0-7 years	0.65% of Withdrawal Benefit Base
8-10 years	0.45% of Withdrawal Benefit Base
11+ years	none

Optional Capital Protector Fee

The annualized Capital Protector fee is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since contract issue date. If you elect the feature, the charge is deducted at the end of the first contract quarter and quarterly thereafter from your contract value. The fee is as follows:

Contract Year	Annualized Fee
0-5	0.65%
6-10	0.45%
11+	none

Premium Tax

Certain states charge the Company a tax on the premiums you pay into the contract, ranging from zero to 3 1/2%. Currently, we deduct the charge for premium taxes when you take a full withdrawal or begin

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the Income Phase of the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

Premium taxes are subject to change without notice. In many states, there is no tax at all. For current information, you should consult your tax advisor.

Income Taxes

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

Reduction or Elimination of Charges and Expenses, and Additional Amounts Credited

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria We evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

AIG SunAmerica Life may make such a determination regarding sales to its employees, its affiliates’ employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

INCOME OPTIONS

Annuity Date

During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may begin the Income Phase any time after your second contract anniversary. You select the month and year you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you notify the Annuity Service Center in writing 30 days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before the Annuitant’s 90th birthday. If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

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Income Options

The contract offers the three annuity options described below. Other annuity options may be made available, including other guarantee periods and options without life contingencies, subject to our discretion. Contact the Annuity Service Center for more information. If you do not choose an annuity option, we will make annuity payments in accordance with option 2. However, if the annuity payments are for joint lives, we will make payments in accordance with option 3.

We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. A natural contract owner may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. The Annuitant may not be changed in a contract owned by a non-natural owner.

Option 1 — Life Income

Under this option, we will make monthly annuity payments as long as the Annuitant is alive. Annuity payments stop when the Annuitant dies. If the Annuitant dies after the first payment, then we will make only one payment.

Option 2 — Life Income With Minimum 10 Year Guarantee

Under this option, we will make monthly annuity payments as long as the Annuitant is alive with the additional guarantee that payments will be made for a period you select of at least 10 years. If the Annuitant dies before all guaranteed payments have been made, the rest will be paid to the Beneficiary for the remainder of the period.

Option 3 — Joint and Last Survivor Annuity

Under this option, we will make monthly annuity payments as long as either the Annuitant or Joint Annuitant is alive. Upon the death of either of you, we will continue to make annuity payments so long as the survivor is alive. We will stop making payments after the last survivor’s death.

The value of an Annuity Unit, regardless of the option chosen, takes into account the Separate Account Expenses. Please read the SAI for a more detailed discussion of the income options.

Fixed or Variable Income Payments

You can choose income payments that are fixed, variable or both. Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in Fixed Accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable. If income payments are fixed, AIG SunAmerica Life guarantees the amount of each payment. If the income payments are variable the amount is not guaranteed.

Income Payments

We make income payments on a monthly basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $2,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of payments, state law allowing.

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If you are invested in the Variable Portfolios on the Annuity Date, your income payments will depend on the following:

•	for life options, your age when payments begin, and in most states, if a Non-Qualified contract, your gender;

•	the value of your contract in the Variable Portfolios;

•	the 5.00% assumed investment rate used in the annuity table for the contract;

•	the performance of the Variable Portfolios in which you are invested during the time you receive income payments; and

•	the deduction of any Contract Maintenance Charge.

If you are invested in both the Fixed Account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on an assumed interest rate (“AIR”) of 5.00% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

Deferment of Payments

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. See also “Access to Your Money” for a discussion of when payments from a Variable Portfolio may be suspended or postponed.

TAXES

Note: The basic summary below addresses broad federal taxation matters, and generally does not address state taxation issues or questions. It is not tax advice. We caution you to seek competent tax advice about your own circumstances. We do not guarantee the tax status of your annuity. Tax laws constantly change; therefore, we cannot guarantee that the information contained herein is complete and/or accurate. We have included an additional discussion regarding taxes in the SAI.

Annuity Contracts in General

The Internal Revenue Code (“IRC”) provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a

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Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts (“IRAs”), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

Tax Treatment of Distributions — Non-Qualified Contracts

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is longer; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.

Tax Treatment of Distributions — Qualified Contracts (including governmental 457(b) eligible deferred compensation plans)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan and continued for a period of 5 years until you attain age 59 1/2, whichever is longer; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order (does not apply to IRAs). This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.

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The IRC limits the withdrawal of an employee’s voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b) (7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b) (7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer’s plan.

Minimum Distributions

Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract’s maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations effective January 1, 2006 require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. Generally, we are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.

Tax Treatment of Death Benefits

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

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Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits “incidental death benefits.” The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or contract value. This contract offers death benefits, which may exceed the greater of Purchase Payments or contract value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

Contracts Owned by a Trust or Corporation

A Trust or Corporation (“Non-Natural owner”) that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract’s value in excess of the owner’s cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

Gifts, Pledges and/or Assignments of a Contract

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract’s cash value to the extent it exceeds your cost basis. The recipient’s cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and (b) the plan funding vehicle is not an IRA.

Diversification and Investor Control

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your

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Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as “investor control.” It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as “Pension Plan Contracts” for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

OTHER INFORMATION

AIG SunAmerica Life

AIG SunAmerica Life is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, AIG SunAmerica Life redomesticated under the laws of the state of Arizona.

Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. AIG SunAmerica Life is an indirect, wholly owned subsidiary of American International Group, Inc. (“AIG”), a Delaware corporation.

The Separate Account

AIG SunAmerica Life established Variable Annuity Account Nine (“Separate Account”), under Arizona law on February 4, 2002. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

AIG SunAmerica Life owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by AIG SunAmerica Life. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of AIG SunAmerica Life. Assets in the Separate Account are not guaranteed by AIG SunAmerica Life.

The General Account

Money allocated to any Fixed Account options goes into the Company’s general account. The general account consists of all of the company’s assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any of the Company’s contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

The Company has a support agreement in effect between the Company and its ultimate parent company, American International Group, Inc. (“AIG”), and the Company’s insurance policy obligations are guaranteed by American Home Assurance Company, a subsidiary of AIG. See the Statement of Additional Information for more information regarding these arrangements.

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Payments in Connection with Distribution of the Contract

Payments to Broker-Dealers

Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract (“Contract Commissions”). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission only, that may be up to a maximum 6% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually. Generally, the higher the upfront commissions, the lower the trail and vice versa. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.

We may pay broker-dealers support fees in the form of additional cash or non-cash compensation. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us or a flat fee. These payments may be consideration for, among other things, product placement/preference, greater access to train and educate the firm’s registered representatives about our products, our participation in sales conferences and educational seminars and allowing broker-dealers to perform due diligence on our products. The amount of these fees may be tied to the anticipated level of our access in that firm. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract.

Contract commissions and other support fees may influence the way that a broker-dealer and its registered representatives market the contracts and service customers who purchase the contracts and may influence the broker- dealer and its registered representatives to present this contract over others available in the market place. You should discuss with your broker-dealer and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest.

AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of AIG SunAmerica Life, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

Payments We Receive

In addition to amounts received pursuant to established 12b-1 Plans from the Underlying Funds, we receive compensation of up to 0.20% annually based on assets under management from the Series Fund’s investment adviser or its affiliates for services related to the availability of the Underlying Funds in the contract. Furthermore, the Series Fund’s investment adviser or its affiliates may help offset the costs we incur for training to support sales of the Underlying Funds in the contract.

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Administration

We are ultimately responsible for the administrative servicing of your contract and have engaged an administrator for servicing assistance. Please contact our Annuity Service Center if you have any comment, question or service request:

Delaware Valley Financial Services

P.O. Box 3031

Berwyn, PA 19312-0031

(800) 255-8402

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the Contract Maintenance Charge and Dollar Cost Averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

Legal Proceedings

There are no pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management’s opinion, these matters are not material in relation to the financial position of the Company with the exception of the matter disclosed below.

A purported class action captioned Nitika Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, was filed on April 5, 2004 in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The action has been transferred to and is currently pending in the United States District Court for the District of Maryland, Case No. 04-md-15863, as part of a Multi-District Litigation proceeding. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time.

AIG has announced that it has delayed filing its Annual Report on Form 10-K for the year ended December 31, 2004 to allow AIG’s Board of Directors and new management adequate time to complete an extensive review of AIG’s books and records. The review includes issues arising from pending investigations into non-traditional insurance products and certain assumed reinsurance transactions by the Office of the Attorney General for the State of New York and the Securities and Exchange Commission and from AIG’s decision to review the accounting treatment of certain additional items. Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG resulted in corresponding downgrades and ratings actions being taken with respect to the Company’s ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us.

Registration Statement

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.

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TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Additional information concerning the operations of the Separate Account is contained in a Statement of Additional Information, which is available without charge upon written request addressed to us at our Annuity Service Center:

Delaware Valley Financial Services

P.O. Box 3031

Berwyn, PA 19312-0031

(800) 255-8402

The contents of the SAI are shown below.

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APPENDIX A — CONDENSED FINANCIALS

		Inception to 12/31/2002	Fiscal Year Ending 12/31/2003	Fiscal Year Ending 12/31/2004
AllianceBernstein Americas Government Income Portfolio (Class B) Inception Date - 5/1/03
Beginning AUV	(a)	N/A	$11.065	$11.266
Beginning AUV	(b)	N/A	N/A	$11.161
Ending AUV	(a)	N/A	$11.266	$11.599
Ending AUV	(b)	N/A	N/A	$11.575
Ending Number of AUs	(a)	N/A	72,699	89,873
Ending Number of AUs	(b)	N/A	N/A	3,212
AllianceBernstein Balanced Wealth Strategy Portfolio (Class B) Inception Date - 7/1/04
Beginning AUV	(a)	N/A	N/A	$10.000
Beginning AUV	(b)	N/A	N/A	$10.000
Ending AUV	(a)	N/A	N/A	$10.566
Ending AUV	(b)	N/A	N/A	$10.550
Ending Number of AUs	(a)	N/A	N/A	319,905
Ending Number of AUs	(b)	N/A	N/A	277,886
AllianceBernstein Global Bond Portfolio (Class B) Inception Date - 5/1/03
Beginning AUV	(a)	N/A	$11.486	$12.294
Beginning AUV	(b)	N/A	N/A	$11.953
Ending AUV	(a)	N/A	$12.294	$13.223
Ending AUV	(b)	N/A	N/A	$13.192
Ending Number of AUs	(a)	N/A	17,602	66,021
Ending Number of AUs	(b)	N/A	N/A	3,644
AllianceBernstein Global Dollar Government Portfolio (Class B) Inception Date - 5/1/03
Beginning AUV	(a)	N/A	$12.150	$13.769
Beginning AUV	(b)	N/A	N/A	$13.128
Ending AUV	(a)	N/A	$13.769	$14.874
Ending AUV	(b)	N/A	N/A	$14.823
Ending Number of AUs	(a)	N/A	13,443	72,017
Ending Number of AUs	(b)	N/A	N/A	2,598
AllianceBernstein Global Research Growth Portfolio* Inception Date - N/A
Beginning AUV	(a)	N/A	N/A	N/A
Beginning AUV	(b)	N/A	N/A	N/A
Ending AUV	(a)	N/A	N/A	N/A
Ending AUV	(b)	N/A	N/A	N/A
Ending Number of AUs	(a)	N/A	N/A	N/A
Ending Number of AUs	(b)	N/A	N/A	N/A
AllianceBernstein Global Technology Portfolio (Class B) Inception Date - 6/3/02
Beginning AUV	(a)	$10,000	$7.342	$10.385
Beginning AUV	(b)	N/A	N/A	$9.781
Ending AUV	(a)	$7.342	$10.385	$10.735
Ending AUV	(b)	N/A	N/A	$10.720
Ending Number of AUs	(a)	11,196	50,151	70,851
Ending Number of AUs	(b)	N/A	N/A	7,056
AllianceBernstein Growth Portfolio (Class B) Inception Date - 6/3/02
Beginning AUV	(a)	$10.000	$8.212	$10.882
Beginning AUV	(b)	N/A	N/A	$11.392
Ending AUV	(a)	$8.212	$10.882	$12.260
Ending AUV	(b)	N/A	N/A	$12.229
Ending Number of AUs	(a)	27,829	99,004	167,690
Ending Number of AUs	(b)	N/A	N/A	5,104
*	Available on or about June 1, 2005.
(a)	With total expense of 1.65%
(b)	With total expense of 1.75%

AUV	- Accumulation Unit Values
AU	- Accumulation Units

		Inception to 12/31/2002	Fiscal Year Ending 12/31/2003	Fiscal Year Ending 12/31/2004
AllianceBernstein Growth and Income Portfolio (Class B) Inception Date - 6/3/02
Beginning AUV	(a)	$10.000	$8.321	$10.820
Beginning AUV	(b)	N/A	N/A	$11.014
Ending AUV	(a)	$8.321	$10.820	$11.838
Ending AUV	(b)	N/A	N/A	$11.786
Ending Number of AUs	(a)	139,185	578,475	848,758
Ending Number of AUs	(b)	N/A	N/A	55,667
AllianceBernstein High-Yield Portfolio (Class B) Inception Date - 5/1/03
Beginning AUV	(a)	N/A	$10.646	$11.637
Beginning AUV	(b)	N/A	N/A	$11.660
Ending AUV	(a)	N/A	$11.637	$12.319
Ending AUV	(b)	N/A	N/A	$12.282
Ending Number of AUs	(a)	N/A	80,285	93,960
Ending Number of AUs	(b)	N/A	N/A	6,592
AllianceBernstein International Portfolio (Class B) Inception Date - 5/1/03
Beginning AUV	(a)	N/A	$8.285	$10.701
Beginning AUV	(b)	N/A	N/A	$10.592
Ending AUV	(a)	N/A	$10.701	$12.359
Ending AUV	(b)	N/A	N/A	$12.312
Ending Number of AUs	(a)	N/A	18,280	64,449
Ending Number of AUs	(b)	N/A	N/A	4,839
AllianceBernstein International Value Portfolio (Class B) Inception Date - 5/1/03
Beginning AUV	(a)	N/A	$8.697	$11.664
Beginning AUV	(b)	N/A	N/A	$11.954
Ending AUV	(a)	N/A	$11.664	$14.330
Ending AUV	(b)	N/A	N/A	$14.300
Ending Number of AUs	(a)	N/A	64,030	217,239
Ending Number of AUs	(b)	N/A	N/A	18,744
AllianceBernstein Large Cap Growth Portfolio (Class B) Inception Date - 6/3/02
Beginning AUV	(a)	$10.000	$8.209	$9.962
Beginning AUV	(b)	N/A	N/A	$9.795
Ending AUV	(a)	$8.209	$9.962	$10.617
Ending AUV	(b)	N/A	N/A	$10.584
Ending Number of AUs	(a)	45,019	245,837	338,673
Ending Number of AUs	(b)	N/A	N/A	21,523
AllianceBernstein Money Market Portfolio (Class B) Inception Date - 6/3/02
Beginning AUV	(a)	$10.000	$9.941	$9.807
Beginning AUV	(b)	N/A	N/A	$9.758
Ending AUV	(a)	$9.941	$9.807	$9.688
Ending AUV	(b)	N/A	N/A	$9.675
Ending Number of AUs	(a)	18,284	72,183	125,058
Ending Number of AUs	(b)	N/A	N/A	24,528
AllianceBernstein Real Estate Investment Portfolio (Class B) Inception Date - 5/1/03
Beginning AUV	(a)	N/A	$9.803	$12.649
Beginning AUV	(b)	N/A	N/A	$12.296
Ending AUV	(a)	N/A	$12.649	$16.832
Ending AUV	(b)	N/A	N/A	$16.788
Ending Number of AUs	(a)	N/A	55,499	99,255
Ending Number of AUs	(b)	N/A	N/A	6,587
(a)	With total expense of 1.65%
(b)	With total expense of 1.75%

AUV	- Accumulation Unit Values
AU	- Accumulation Units

		Inception to 12/31/2002	Fiscal Year Ending 12/31/2003	Fiscal Year Ending 12/31/2004
AllianceBernstein Small Cap Growth Portfolio (Class B) Inception Date - 5/1/03
Beginning AUV	(a)	N/A	$8.059	$11.199
Beginning AUV	(b)	N/A	N/A	$11.215
Ending AUV	(a)	N/A	$11.199	$12.602
Ending AUV	(b)	N/A	N/A	$12.575
Ending Number of AUs	(a)	N/A	55,697	132,399
Ending Number of AUs	(b)	N/A	N/A	7,368
AllianceBernstein Small/Mid Cap Value Portfolio (Class B) Inception Date - 5/1/03
Beginning AUV	(a)	N/A	$8.626	$11.749
Beginning AUV	(b)	N/A	N/A	$11.903
Ending AUV	(a)	N/A	$11.749	$13.763
Ending AUV	(b)	N/A	N/A	$13.733
Ending Number of AUs	(a)	N/A	88,377	224,404
Ending Number of AUs	(b)	N/A	N/A	12,335
AllianceBernstein Total Return Portfolio (Class B) Inception Date - 6/3/02
Beginning AUV	(a)	$10,000	$9.235	$10.791
Beginning AUV	(b)	N/A	N/A	$10.864
Ending AUV	(a)	$9.235	$10.791	$11.548
Ending AUV	(b)	N/A	N/A	$11.515
Ending Number of AUs	(a)	143,153	407,068	527,608
Ending Number of AUs	(b)	N/A	N/A	37,247
AllianceBernstein U.S. Government/High Grade Securities Portfolio (Class B) Inception Date - 6/3/02
Beginning AUV	(a)	$10,000	$10.464	$10.665
Beginning AUV	(b)	N/A	N/A	$10.597
Ending AUV	(a)	$10.464	$10.665	$10.860
Ending AUV	(b)	N/A	N/A	$10.838
Ending Number of AUs	(a)	69,892	200,550	245,212
Ending Number of AUs	(b)	N/A	N/A	3,221
AllianceBernstein U.S. Large Cap Blended Style Portfolio (Class B) Inception Date - 5/1/03
Beginning AUV	(a)	N/A	$10.000	$10.772
Beginning AUV	(b)	N/A	N/A	$10.604
Ending AUV	(a)	N/A	$10.772	$11.567
Ending AUV	(b)	N/A	N/A	$11.505
Ending Number of AUs	(a)	N/A	24,698	47,991
Ending Number of AUs	(b)	N/A	N/A	6,216
AllianceBernstein Utility Income Portfolio (Class B) Inception Date - 5/1/03
Beginning AUV	(a)	N/A	$9.065	$10.593
Beginning AUV	(b)	N/A	N/A	$10.781
Ending AUV	(a)	N/A	$10.593	$12.922
Ending AUV	(b)	N/A	N/A	$12.897
Ending Number of AUs	(a)	N/A	26,634	65,953
Ending Number of AUs	(b)	N/A	N/A	1,725
AllianceBernstein Value Portfolio (Class B) Inception Date - 6/3/02
Beginning AUV	(a)	$10,000	$8.599	$10.866
Beginning AUV	(b)	N/A	N/A	$10.922
Ending AUV	(a)	$8.599	$10.866	$12.118
Ending AUV	(b)	N/A	N/A	$12.033
Ending Number of AUs	(a)	60,980	207,401	311,139
Ending Number of AUs	(b)	N/A	N/A	12,682
(a)	With total expense of 1.65%
(b)	With total expense of 1.75%

AUV	- Accumulation Unit Values
AU	- Accumulation Units

		Inception to 12/31/2002	Fiscal Year Ending 12/31/2003	Fiscal Year Ending 12/31/2004
AllianceBernstein Wealth Appreciation Strategy Portfolio (Class B) Inception Date - 7/1/04
Beginning AUV	(a)	N/A	N/A	$10.000
Beginning AUV	(b)	N/A	N/A	$10.000
Ending AUV	(a)	N/A	N/A	$10.581
Ending AUV	(b)	N/A	N/A	$10.563
Ending Number of AUs	(a)	N/A	N/A	91,652
Ending Number of AUs	(b)	N/A	N/A	93,919
AllianceBernstein Worldwide Privatization Portfolio (Class B) Inception Date - 5/1/03
Beginning AUV	(a)	N/A	$8.870	$12.371
Beginning AUV	(b)	N/A	N/A	$12.561
Ending AUV	(a)	N/A	$12.371	$15.088
Ending AUV	(b)	N/A	N/A	$15.041
Ending Number of AUs	(a)	N/A	4,960	42,687
Ending Number of AUs	(b)	N/A	N/A	3,904
AllianceBernstein Americas Government Income Portfolio (Class A) Inception Date - 6/3/02
Beginning AUV	(a)	$10.000	$10.677	$11.275
Beginning AUV	(b)	N/A	N/A	N/A
Ending AUV	(a)	$10.677	$11.275	$11.632
Ending AUV	(b)	N/A	N/A	N/A
Ending Number of AUs	(a)	32,182	97,565	78,848
Ending Number of AUs	(b)	N/A	N/A	N/A
AllianceBernstein Global Bond Portfolio (Class A) Inception Date - 6/3/02
Beginning AUV	(a)	$10.000	$11.058	$12.320
Beginning AUV	(b)	N/A	N/A	N/A
Ending AUV	(a)	$11.058	$12.320	$13.286
Ending AUV	(b)	N/A	N/A	N/A
Ending Number of AUs	(a)	8,368	16,366	17,242
Ending Number of AUs	(b)	N/A	N/A	N/A
AllianceBernstein Global Dollar Government Portfolio (Class A) Inception Date - 6/3/02
Beginning AUV	(a)	$10.000	$10.514	$13.798
Beginning AUV	(b)	N/A	N/A	N/A
Ending AUV	(a)	$10.514	$13.798	$14.945
Ending AUV	(b)	N/A	N/A	N/A
Ending Number of AUs	(a)	6,171	19,373	22,863
Ending Number of AUs	(b)	N/A	N/A	N/A
AllianceBernstein High-Yield Portfolio (Class A) Inception Date - 6/3/02
Beginning AUV	(a)	$10.000	$9.670	$11.648
Beginning AUV	(b)	N/A	N/A	N/A
Ending AUV	(a)	$9.670	$11.648	$12.372
Ending AUV	(b)	N/A	N/A	N/A
Ending Number of AUs	(a)	11,363	91,381	53,518
Ending Number of AUs	(b)	N/A	N/A	N/A
AllianceBernstein International Portfolio (Class A) Inception Date - 6/3/02
Beginning AUV	(a)	$10.000	$8.281	$10.719
Beginning AUV	(b)	N/A	N/A	N/A
Ending AUV	(a)	$8.281	$10.719	$12.401
Ending AUV	(b)	N/A	N/A	N/A
Ending Number of AUs	(a)	21,802	30,751	34,866
Ending Number of AUs	(b)	N/A	N/A	N/A
(a)	With total expense of 1.65%
(b)	With total expense of 1.75%

AUV	- Accumulation Unit Values
AU	- Accumulation Units

		Inception to 12/31/2002	Fiscal Year Ending 12/31/2003	Fiscal Year Ending 12/31/2004
AllianceBernstein International Value Portfolio (Class A) Inception Date - 6/3/02
Beginning AUV	(a)	$10.000	$8.225	$11.681
Beginning AUV	(b)	N/A	N/A	N/A
Ending AUV	(a)	$8.225	$11.681	$14.385
Ending AUV	(b)	N/A	N/A	N/A
Ending Number of AUs	(a)	21,132	41,226	73,487
Ending Number of AUs	(b)	N/A	N/A	N/A
AllianceBernstein Real Estate Investment Portfolio (Class A) Inception Date - 6/3/02
Beginning AUV	(a)	$10.000	$9.239	$12.660
Beginning AUV	(b)	N/A	N/A	N/A
Ending AUV	(a)	$9.239	$12.660	$16.890
Ending AUV	(b)	N/A	N/A	N/A
Ending Number of AUs	(a)	30,588	80,352	57,507
Ending Number of AUs	(b)	N/A	N/A	N/A
AllianceBernstein Small Cap Growth (Class A) Inception Date - 6/3/02
Beginning AUV	(a)	$10.000	$7.655	$11.212
Beginning AUV	(b)	N/A	N/A	N/A
Ending AUV	(a)	$7.655	$11.212	$12.634
Ending AUV	(b)	N/A	N/A	N/A
Ending Number of AUs	(a)	29,720	54,346	50,435
Ending Number of AUs	(b)	N/A	N/A	N/A
AllianceBernstein Small/Mid Cap Value Portfolio (Class A) Inception Date - 6/3/02
Beginning AUV	(a)	$10.000	$8.471	$11.770
Beginning AUV	(b)	N/A	N/A	N/A
Ending AUV	(a)	$8.471	$11.770	$13.813
Ending AUV	(b)	N/A	N/A	N/A
Ending Number of AUs	(a)	64,680	108,756	104,889
Ending Number of AUs	(b)	N/A	N/A	N/A
AllianceBernstein Utility Income Portfolio (Class A) Inception Date - 6/3/02
Beginning AUV	(a)	$10.000	$8.996	$10.608
Beginning AUV	(b)	N/A	N/A	N/A
Ending AUV	(a)	$8.996	$10.608	$12.973
Ending AUV	(b)	N/A	N/A	N/A
Ending Number of AUs	(a)	12,445	27,424	46,222
Ending Number of AUs	(b)	N/A	N/A	N/A
AllianceBernstein Worldwide Privatization Portfolio (Class A) Inception Date - 6/3/02
Beginning AUV	(a)	$10.000	$8.818	$12.444
Beginning AUV	(b)	N/A	N/A	N/A
Ending AUV	(a)	$8.818	$12.444	$15.212
Ending AUV	(b)	N/A	N/A	N/A
Ending Number of AUs	(a)	6,689	8,328	22,138
Ending Number of AUs	(b)	N/A	N/A	N/A
(a)	With total expense of 1.65%
(b)	With total expense of 1.75%

AUV	- Accumulation Unit Values
AU	- Accumulation Units

APPENDIX B — DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION

If the spousal Beneficiary elects to continue the contract (the “Continuing Spouse”) and the contract death benefit exceeded the contract value, we will add a “Continuation Contribution” to the contract. The Continuation Contribution will be an amount equal to the positive differences between the death benefit otherwise payable and the contract value. If applicable, the Continuation Contribution amount will be added to the contract value as of the Continuation Date. The Continuation Date is the date we receive all required paperwork to otherwise process a death claim, as well as the spousal Beneficiary’s written election to continue the contract.

Death benefit calculations upon a Continuing Spouse’s death include a value we call “Continuation Net Purchase Payments.” Continuation Net Purchase Payments is an amount equal to: (1) the contract value on the Continuation Date, including any applicable Continuation Contribution, plus (2) any Purchase Payments made after the Continuation Date, less (3) adjustments for withdrawals made after the Continuation Date. Each adjustment is in the same proportion that the contract value was reduced on the date of each such withdrawal. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including any applicable Continuation Contribution.

We calculate and pay the death benefit upon a Continuing Spouse’s death when we receive all required paperwork and satisfactory proof of death. The term “withdrawals” as used below refers to withdrawals and any fees and charges applicable to those withdrawals. The term “maximum continuation age” refers to the attained age of the Continuing Spouse as of the Continuation Date; if the Continuing Spouse is over the maximum continuation age, the benefit may not be continued and the corresponding charge will no longer be deducted.

The death benefit calculations upon a Continuing Spouse’s death are as follows:

Standard Death Benefit:

The death benefit is the greater of:

1.	contract value; or

2.	Continuation Net Purchase Payments.

Annual Ratchet Plan. (Maximum continuation age is 80.) We will pay a death benefit equal to the greatest of:

1.	contract value; or

2.	Continuation Net Purchase Payments; or

3.	the lesser of:

(a)	the greatest contract value on any Contract Anniversary occurring after the Continuation Date, plus any Continuation Net Purchase Payments made subsequent to that Contract Anniversary; or

(b)	200% of Continuation Net Purchase Payments.

Equity Assurance Plan. (Maximum continuation age is 75.) We will pay a death benefit equal to the greater of:

1.	contract value; or

2.	an amount equal to (a) plus (b) where:

(a)	is equal to the Continuation Net Purchase Payments made on or before the first Contract Anniversary following the Continuing Spouse’s 80th birthday, accumulated at the compound interest rates shown below for the number of completed years from the date of receipt of each Continuation Net Purchase Payment to the earlier of the date of death or the first Contract Anniversary following the 80th birthday (not to exceed 7 years following the continuation date):

Annual Interest Rate	Period When Death Occurs
0%	1 through 12 months after Continuation Net Purchase Payment receipt;
1%	13 through 24 months after Continuation Net Purchase Payment receipt;
2%	25 through 36 months after Continuation Net Purchase Payment receipt;
3%	37 through 48 months after Continuation Net Purchase Payment receipt;
4%	49 through 60 months after Continuation Net Purchase Payment receipt;
5%	61 through 72 months after Continuation Net Purchase Payment receipt;
6%	73 through 84 months after Continuation Net Purchase Payment receipt;
7%	85 months or more after Continuation Net Purchase Payment receipt, and

(b)	is equal to all Continuation Net Purchase Payments paid after the first Contract Anniversary following the Continuing Spouse’s 80th birthday.

Enhanced Equity Assurance Plan. (Maximum continuation age is 75.) We will pay a death benefit equal to the greatest of:

1.	contract value; or

2.	the lesser of:

(a)	the greatest contract value on any Contract Anniversary occurring after the Continuation Date, plus any Continuation Net Purchase Payments made after that Contract Anniversary; or

(b)	200% of Continuation Net Purchase Payments; or

3.	an amount equal to (a) plus (b) where:

(a)	is equal to the Continuation Net Purchase Payments made on or before the first Contract Anniversary following the Continuing Spouse’s 80th birthday, accumulated at the compound interest rates shown below for the number of completed years from the date of receipt of each Continuation Net Purchase Payment to the earlier of the date of death or the first Contract Anniversary following the Continuing Spouse’s 80th birthday (not to exceed 7 years following the continuation date):

Annual Interest Rate	Period When Death Occurs
0%	1 through 12 months after Continuation Net Purchase Payment receipt;
1%	13 through 24 months after Continuation Net Purchase Payment receipt;
2%	25 through 36 months after Continuation Net Purchase Payment receipt;

Annual Interest Rate	Period When Death Occurs
3%	37 through 48 months after Continuation Net Purchase Payment receipt;
4%	49 through 60 months after Continuation Net Purchase Payment receipt;
5%	61 through 72 months after Continuation Net Purchase Payment receipt;
6%	73 through 84 months after Continuation Net Purchase Payment receipt;
7%	85 months or more after Continuation Net Purchase Payment receipt, and

(b)	is equal to all Continuation Net Purchase Payments paid after the first Contract Anniversary following the Continuing Spouse’s 80th birthday.

Enhanced Death Benefit Rider (Estate Benefit Payment). (Maximum continuation age is 80.)

If the original owner selected the estate benefit payment and the Continuing Spouse continues the benefit, we will add to any death benefit otherwise payable the amount of the Estate Benefit Payment, determined as follows:

If the Continuing Spouse is age 60 or younger as of the Continuation Date, the estate benefit payment will equal the lesser of (a) 70% of Continuation Net Purchase Payments or (b) 70% of the contract value less Continuation Net Purchase Payments.

If the Continuing Spouse is between ages 61 and 70 as of the Continuation Date, the estate benefit payment will equal the lesser of (a) 50% of Continuation Net Purchase Payments or (b) 50% of the contract value less Continuation Net Purchase Payments.

If the Continuing Spouse is between ages 71 and 80 as of the date of the Continuation Date, the estate benefit payment will equal the lesser of (a) 30% of Continuation Net Purchase Payments or (b) 30% of the contract value less Continuation Net Purchase Payments.

If your contract was issued prior to May 3, 2004, please see the SAI for death benefit information.

APPENDIX C — ACCESS PROTECTOR EXAMPLES

The following examples demonstrate the operation of the Access Protector feature:

Example 1:

Assume you elect Access Protector Option 2 and you invest a single Purchase Payment of $100,000. If you make no additional Purchase Payments and no withdrawals, your Withdrawal Benefit Base is $100,000 on the Benefit Availability Date.

Your Stepped-Up Benefit Base equals Withdrawal Benefit Base plus the Step-Up Amount ($100,000 + (20% × $100,000) = $120,000). Your Maximum Annual Withdrawal Amount as of the Benefit Availability Date is 10% of your Withdrawal Benefit Base ($100,000 × 10% = $10,000). The Minimum Withdrawal Period is equal to the Stepped-Up Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 12 years ($120,000/$10,000). Therefore, you may take $120,000 in withdrawals of up to $10,000 annually over a minimum of 12 years beginning on or after the Benefit Availability Date.

Example 2 - Impact of Withdrawals prior to the Benefit Availability Date for Options 1 and 2:

Assume you elect Access Protector Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.

Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% × 100,000) = $90,000). Since the Step-Up Amount is zero because a withdrawal was made prior to the Benefit Availability Date, your Stepped-Up Benefit Base on the Benefit Availability Date equals your Withdrawal Benefit Base. Therefore, the Stepped-Up Benefit Base also equals $90,000. Your Maximum Annual Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 10 years ($90,000/$9,000 = 10).

Example 3 - Impact of Withdrawals prior to the Benefit Availability Date for Option 3:

Assume you elect Access Protector Option 3 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.

Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% × 100,000) = $90,000). Since the withdrawal occurred prior to the Benefit Availability Date, your Step-Up Amount will be reduced to 30% of your Withdrawal Benefit Base ((30% × $90,000) = $27,000). Therefore, your Stepped-Up Benefit Base on the Benefit Availability Date equals the Withdrawal Benefit Base plus the Step-Up Amount (($90,000 + $27,000) = $117,000). Your Maximum Annual Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date

C-1

($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 13 years ($117,000/$9,000 = 13).

Example 4 - Impact of Withdrawals less than or equal to Maximum Annual Withdrawal Amount after the Benefit Availability Date:

Assume you elect Access Protector Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $7,500 during the first year after the Benefit Availability Date.

Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($10,000), your Stepped-Up Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($7,500). Your new Stepped-Up Benefit Base equals $112,500. Your Maximum Annual Withdrawal Amount remains $10,000. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Stepped-Up Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($112,500/$10,000). Therefore, you may take withdrawals of up to $10,000 over a minimum of 11 years and 3 months.

Example 5 - Impact of Withdrawals in excess of Maximum Annual Withdrawal Amount after the Benefit Availability Date:

Assume you elect Access Protector Option 2 and you invest a single Purchase Payment of $100,000. Your Withdrawal Benefit Base is $100,000 and your Stepped-Up Benefit Base is $120,000. You make a withdrawal of $15,000 during the first year after the Benefit Availability Date. Your contract value is $125,000 at the time of the withdrawal.

Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($10,000), we recalculate your Stepped-Up Benefit Base ($120,000) by taking the lesser of two calculations. For the first calculation, we deduct the amount of the withdrawal from the Stepped-Up Benefit Base ($120,000 - $15,000 = $105,000). For the second calculation, we deduct the amount of the Maximum Annual Withdrawal Amount from the Stepped-Up Benefit Base ($120,000 - $10,000 = $110,000). Next, we calculate the excess portion of the withdrawal ($5,000) and determine the proportion by which the contract value was reduced by the excess portion of the withdrawal ($5,000 /$125,000 = 4%). Finally we reduce $110,000 by that proportion (4%) which equals $105,600. Your Stepped-Up Benefit Base is the lesser of these two calculations or $105,000. The Minimum Withdrawal Period following the withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (12 years) reduced by one year (11 years). Your Maximum Annual Withdrawal Amount is your Stepped-Up Benefit Base divided by your Minimum Withdrawal Period ($105,000/11), which equals $9,545.45.

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Please forward a copy (without charge) of the AllianceBernstein Ovation Advantage Variable Annuity Statement of Additional Information to:

(Please print or type and fill in all information.)

Name

Address

City/State/Zip

Date

Signed

Return to:	Annuity Service Center
Delaware Valley Financial Services
P.O. Box 3031
Berwyn, PA 19312-0031

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
--------------------------------------------------------------------------------
                                SUPPLEMENT TO THE
           STATEMENTS OF ADDITIONAL INFORMATION DATED AUGUST 12, 2005:

                            VARIABLE SEPARATE ACCOUNT
                      American Pathway II Variable Annuity
                            Polaris Variable Annuity
                           Polaris II Variable Annuity
                         PolarisAmerica Variable Annuity

                       Polaris Choice II Variable Annuity

                       Polaris Protector Variable Annuity
                        Polaris Advisor Variable Annuity
                   WM Diversified Strategies Variable Annuity
                 WM Diversified Strategies III Variable Annuity

                          VARIABLE ANNUITY ACCOUNT ONE
                            ICAP II Variable Annuity

                          VARIABLE ANNUITY ACCOUNT TWO
                    Vista Capital Advantage Variable Annuity

                          VARIABLE ANNUITY ACCOUNT FOUR
                         Anchor Advisor Variable Annuity

                          VARIABLE ANNUITY ACCOUNT NINE
                   AllianceBernstein Ovation Variable Annuity
               AllianceBernstein Ovation Advisor Variable Annuity
              AllianceBernstein Ovation Advantage Variable Annuity
                 AllianceBernstein Ovation Plus Variable Annuity

--------------------------------------------------------------------------------
  SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION DATED AUGUST 29, 2005:

                          VARIABLE ANNUITY ACCOUNT FIVE
                       Seasons Advisor II Variable Annuity
                      Seasons Triple Elite Variable Annuity
                            Seasons Variable Annuity
                       Seasons Select II Variable Annuity

                         VARIABLE ANNUITY ACCOUNT SEVEN
                          Polaris Plus Variable Annuity
                       Polaris II A-Class Variable Annuity
                    Polaris II Asset Manager Variable Annuity

--------------------------------------------------------------------------------
         SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION DATED
                              SEPTEMBER 20, 2005:

                            VARIABLE SEPARATE ACCOUNT
                      Polaris Platinum II Variable Annuity

--------------------------------------------------------------------------------

The date of the Statement of Additional Information ("SAI") is hereby changed to
October 24, 2005.

                                   Page 1 of 2

Add a new subsection following the Separate Account section, as follows:

American Home Assurance Company

        American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899.
American Home's principal executive office is located at 70 Pine Street, New
York, New York 10270. American Home is licensed in all 50 states of the United
States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American
Home is a wholly owned subsidiary of American International Group, Inc.

Add a new subsection to the "Financial Statements" section, as follows:

American Home Financial Statements

          The statutory statement of admitted assets, liabilities, capital and surplus of American Home Assurance Company as of December 31, 2004, and the
related statutory statements of income and changes in capital and surplus and of cash flow for the year then ended appear elsewhere herein, in reliance on the report (which contains an explanatory paragraph relating to American Home
Assurance Company's adjustment to unassigned surplus at January 1, 2004) of
PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

        You  should only  consider the  financial statements  of American  Home that  we include in this SAI as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee.

   Please keep this supplement with your Statement of Additional Information.

Dated: October 24, 2005

                                   Page 2 of 2

STATEMENT OF ADDITIONAL INFORMATION

FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS

ISSUED BY

AIG SUNAMERICA LIFE ASSURANCE COMPANY

IN CONNECTION WITH

VARIABLE SEPARATE ACCOUNT NINE

(AllianceBernstein Ovation Advantage Variable Annuity)

May 2, 2005

This Statement of Additional Information is not a prospectus; it should be read with the prospectus, dated May 2, 2005, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 255-8402 or writing our Annuity Service Center:

Delaware Valley Financial Services

P.O. Box 3031

Berwyn, PA 19312-0031

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SEPARATE ACCOUNT

Variable Separate Account Nine (“Separate Account”) was established under Arizona law on February 4, 2002 by Anchor National Life Insurance Company (“Anchor National”). Anchor National has since redomesticated to Arizona. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company (the “Company”). This was a name change only and did not affect the substance of any contract. The Separate Account meets the definition of a “separate account” under the federal securities laws and is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

The Separate Account invests in the shares of mutual funds (“Variable Portfolios”) offered by AllianceBernstein Variable Products Series Fund, Inc. (the “Series Fund”). AIG SunAmerica does not guarantee the investment performance of the Separate Account, the Variable Portfolios or the Series Fund. Values allocated to the Separate Account and the amount of variable income payments will vary with the values of shares of the Variable Portfolios, and are also reduced by contract charges.

The basic objective of a variable annuity contract is to provide variable income payments to the owner, which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the Variable Portfolios, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the management of each Variable Portfolio to make necessary changes in the fund to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company’s promise that the dollar amount of variable income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable income payments).

GENERAL ACCOUNT

The general account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the DCA Fixed Account option(s) for specified periods available in connection with the general account, as elected by the owner at the time of purchasing a contract or when making a subsequent Purchase Payment. Other Fixed Account options may be available to you. Please refer to your contract for additional information.

Assets supporting amounts allocated to Fixed Account options become part of the Company’s general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company’s assets held in the general account will be available to fund the Company’s obligations under the contracts as well as such other claims.

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the Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

SUPPORT AGREEMENT BETWEEN THE COMPANY AND AIG

The Company has a support agreement in effect between the Company and AIG (the “Support Agreement”), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder’s surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

The Company’s insurance policy obligations are guaranteed by American Home Assurance Company (“American Home”), a subsidiary of AIG, and a member of an AIG intercompany pool. This guarantee is unconditional and irrevocable, and the Company’s policyholders have the right to enforce the guarantee directly against American Home.

PERFORMANCE DATA

From time to time the Separate Account may advertise the Money Market Portfolio’s “yield” and “effective yield.” Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of the Money Market Portfolio refers to the net income generated for a contract funded by an investment in the Money Market Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly but, when annualized, the income earned by an investment in the Money Market Portfolio is assumed to be reinvested at the end of each seven day period. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the Separate Account Expenses) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

In addition, the Separate Account may advertise “total return” data for its other Variable Portfolios (including the Money Market Portfolio). A Variable Portfolio is a sub-account of the Separate Account which provides for the variable investment options available under the contract. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The “total return” is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period). Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Money Market Portfolio.

Performance data for the various Variable Portfolios are computed in the manner described below.

Money Market Portfolio

Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

Base Period Return = (EV-SV-CMF)/(SV)

where:

SV = value of one Accumulation Unit at the start of a 7 day period

EV = value of one Accumulation Unit at the end of the 7 day period

CMF = an allocated portion of the $30 annual contract maintenance charge, prorated for 7 days.

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The change in the value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (“CMF”) is first allocated among the Variable Portfolios and the general account so that each Variable Portfolio’s allocated portion of the charge is proportional to the percentage of the number of contract owners’ accounts that have money allocated to that Variable Portfolio. The portion of the charge allocable to the Money Market Portfolio is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Money Market Portfolio. Finally, the result is multiplied by the fraction 365/7 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

Current Yield = (Base Period Return) x (365/7)

The Money Market Portfolio also quotes an “effective yield” that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Underlying Fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

Effective Yield = [(Base Period Return + 1)365/7]- 1

The yield quoted should not be considered a representation of the yield of the Money Market Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the Underlying Fund and changes in interest rates on such investments.

Yield information may be useful in reviewing the performance of the Money Market Portfolio and for providing a basis for comparison with other investment alternatives. However, the Money Market Portfolio’s yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

Other Variable Portfolios

The Variable Portfolios of the Separate Account other than the Money Market Portfolio compute their performance data as “total return.” A Variable Portfolio is a sub-account of the Separate Account which provides for the variable investment options available under the contract. Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula.

P(1+T)(n) = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period as of the end of the period (or fractional portion thereof).

We may, from time to time, advertise other variations of performance along with the standardized performance as described above. The total return figures reflect the effect of both non-recurring and recurring charges. Total return figures are derived from historical data and are not intended to be a projection of future performance. The Variable Portfolios are available in other contracts funded through this Separate Account. If a Variable Portfolio was included in this Separate Account prior to the offering of this contract, we report standardized contract performance adjusted for the fees and charges on this contract.

5

INCOME PAYMENTS

Initial Monthly Income Payments

The initial income payment is determined by applying separately that portion of the contract value allocated to the Fixed Account options and the Variable Portfolio(s), less any Contract Maintenance Charge and state premium tax, and then applying it to the annuity table specified in the contract for fixed and variable income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except in certain states where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity option selected.

The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable income payment. The number of Annuity Units determined for the first variable income payment remains constant for the second and subsequent monthly variable income payments, assuming that no reallocation of contract values is made.

Subsequent Monthly Payments

For fixed income payments, the amount of the second and each subsequent monthly income payment is the same as that determined above for the first monthly payment.

For variable income payments, the amount of the second and each subsequent monthly income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit value on the due date of payment.

ANNUITY UNIT VALUES

The value of an Annuity Unit is determined independently for each Variable Portfolio.

The annuity tables contained in the contract are based on a 5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 5%, variable income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 5%, variable income payments will decrease over time. If the net investment rate equals 5%, the variable income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for income payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each income payment will vary accordingly.

For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 5% per annum which is assumed in the annuity tables contained in the contract.

Net Investment Factor

The Net Investment Factor (“NIF”) is an index applied to measure the net investment performance of a Variable Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

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The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

(a)	is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

(b)	is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by Separate Account asset charges.

Illustrative Example

Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange (“NYSE”) on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

NIF = ($11.46/$11.44) = 1.00174825

The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 5% per annum upon which the income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 5% per annum is:

1/[(1.05)/(1/12)/ ] = 0.99594241

In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

$10.103523 x 1.00174825 x 0.99594241= $10.080119

To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 5%.

The NIF measures the performance of the funds that are basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF) / (1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is less than one and payments are decreased.

Variable Income Payments

Illustrative Example

Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract under Option 2, a Life Annuity With 120 Monthly Payments Guaranteed. As of the last valuation preceding the Annuity Date, P’s Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P’s account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932.

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P’s first variable income payment is determined from the annuity factor tables in P’s contract, using the information assumed above. From these tables, which supply monthly annuity factors for each $1,000 of applied contract value, P’s first variable income payment is determined by multiplying the factor of $5.56 (Option 2 tables, male Annuitant age 60 at the Year of Annuitization 2040) by the result of dividing P’s account value by $1,000:

First Payment = $5.56 x ($116,412.31/$1,000) = $647.25

The number of P’s Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable income payment divided by the value of an Annuity Unit on the day of annuitization:

Annuity Units = $647.25/$13.256932 = 48.823514

P’s second variable income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value on the second payment date:

Second Payment = 48.823514 x $13.327695 = $650.71

The third and subsequent variable income payments are computed in a manner similar to the second variable income payment. Note that the amount of the first variable income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable income payments.

8

DEATH BENEFITS

The following describes optional death benefits applicable to Contracts issued prior to May 3, 2004:

Optional Death Benefits

For an additional fee, you may elect one or more of the Optional Death Benefits below which can provide greater protection for your Beneficiaries. In the case of joint owners, the Optional Death Benefits will be paid upon the death of either owner, except for the Accidental Death Benefit, which will be paid upon the death of the owner first listed on the contract Schedule. These elections must be made at the time of contract issue and may not be terminated at a later date. All optional death benefits may not be available in all states. The maximum issue age for the elections varies as shown below. The fees for the optional death benefits are deducted from your contract value each month. An Optional Death Benefit will be in effect if you select it on your application and the charge for the Optional Death Benefit is shown in your contract. The equity assurance plan and/or the enhanced equity assurance plan will cease to be in effect upon the allocation of contract value to either the Money Market Portfolio or available Fixed Account option unless such allocation is made as part of dollar cost averaging.

Annual Ratchet Plan. (Maximum issue age is 80.) We will pay a death benefit equal to the greatest of:

1.	the contract value;

2.	the total of all Net Purchase Payments; or

3.	the greatest contract value on any Contract Anniversary, plus any Purchase Payments paid subsequent to that Contract Anniversary, reduced proportionally by any withdrawals taken subsequent to that Contract Anniversary in the same proportion that the contract value was reduced on the date of each withdrawal.

Equity Assurance Plan. (Maximum issue age is 75.) We will pay a death benefit equal to the greatest of:

1.	the contract value; or

2.	the greatest contract value on any 7th Contract Anniversary, plus any Purchase Payments paid subsequent to that Contract Anniversary, reduced proportionally by any withdrawals taken subsequent to that Contract Anniversary in the same proportion that the contract value was reduced on the date of each withdrawal; or

3.	an amount equal to (a) plus (b) where:

(a)	is equal to the total of all Purchase Payments paid on or before the first Contract Anniversary following the 85th birthday, adjusted proportionately for partial withdrawals and then accumulated at the compound interest rates shown below for the number of completed years, not to exceed 10, from the date of receipt of each Purchase Payment to the earlier of the date of death or the first Contract Anniversary following the 85th birthday:

Annual Interest Rate	Period When Death Occurs
0%	1 through 24 months after Purchase Payment receipt;
2%	25 through 48 months after Purchase Payment receipt;
4%	49 through 72 months after Purchase Payment receipt;
6%	73 through 96 months after Purchase Payment receipt;
8%	97 through 120 months after Purchase Payment receipt;
10%	if 120 months or more after Purchase Payment receipt, for a maximum of 10 years; and

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(b)	is equal to all Purchase Payments paid after the first Contract Anniversary following the 85th birthday, reduced proportionately for partial withdrawals.

Enhanced Equity Assurance Plan. (Maximum issue age is 75.) This Optional Death Benefit is the combination of the Annual Ratchet Plan and the Equity Assurance Plan. We will pay a death benefit equal to the greatest of:

1.	the contract value; or

2.	the greatest contract value on any Contract Anniversary, plus any Purchase Payments paid subsequent to that Contract Anniversary, reduced proportionally by any withdrawals taken subsequent to that Contract Anniversary in the same proportion that the contract value was reduced on the date of each withdrawal; or

3.	an amount equal to (a) plus (b) where:

(a)	is equal to the total of all Purchase Payments paid on or before the first Contract Anniversary following the 85th birthday, adjusted proportionately for partial withdrawals and then accumulated at the compound interest rates shown below for the number of completed years, not to exceed 10, from the date of receipt of each Purchase Payment to the earlier of the date of death or the first Contract Anniversary following the 85th birthday:

Annual Interest Rate	Period When Death Occurs
0%	1 through 24 months after Purchase Payment receipt;
2%	25 through 48 months after Purchase Payment receipt;
4%	49 through 72 months after Purchase Payment receipt;
6%	73 through 96 months after Purchase Payment receipt;
8%	97 through 120 months after Purchase Payment receipt;
10%	if 120 months or more after Purchase Payment receipt, for a maximum of 10 years; and

(b)	is equal to all Purchase Payments paid after the first Contract Anniversary following the 85th birthday, reduced proportionately for partial withdrawals.

Estate Benefit Payment. (Maximum issue age is 80.)

If you select the Estate Benefit Payment, we will add to the death benefit otherwise payable upon your death the amount of the estate benefit payment, determined as follows:

If you are age 60 or younger on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 70% of Net Purchase Payments or (b) 70% of the contract value less Net Purchase Payments.

If you are between ages 61 and 70 on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 50% of Net Purchase Payments or (b) 50% of the contract value less Net Purchase Payments.

If you are between ages 71 and 80 on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 30% of Net Purchase Payments or (b) 30% of the contract value less Net Purchase Payments.

Accidental Death Benefit. (Maximum issue age is 75.)

If you select the Accidental Death Benefit at the time of application, we will pay it in addition to any other death benefit in effect at the time of your death. The accidental death benefit is not available if the contract is used in connection with an individual retirement annuity (IRA). The accidental death benefit payable under this option will be equal to the lesser of:

1.	contract value; or

2.	$250,000.

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The Accidental Death Benefit is only payable if you die as a result of injury prior to the Contract Anniversary following your 75th birthday. The death must also occur before the Annuity Date and within 365 days of the date of the accident that caused the injury. The accidental death benefit terminates on the Contract Anniversary following your 75th birthday or upon the death of the original owner, whichever is earlier, and is not available to a continuing spouse.

The Accidental Death Benefit will not be paid for any death caused by or resulting (in whole or in part) from the following:

•	suicide or attempted suicide, while sane or insane, or intentionally self-inflicted injuries;

•	sickness, disease or bacterial infection of any kind, except pyogenic infections which occur as a result of an injury or bacterial infections which result from the accidental ingestion of contaminated substances;

•	injury sustained as a consequence of riding in, including boarding or alighting from, any vehicle or device used for aerial navigation except if you are a passenger on any aircraft licensed for the transportation of passengers;

•	declared or undeclared war or any act thereof; or

•	service in the military, naval or air service of any country.

Spousal Continuation

If you are the original owner of the contract and the Beneficiary is your spouse, your spouse may elect to continue the contract after your death. The spouse becomes the new owner (“Continuing Spouse”) as though the Continuing Spouse has just purchased the contract. Generally, the contract and its fees, charges and/or elected features, if any, remain the same, except that the optional death benefit charge may change due to the age of the Continuing Spouse. A spousal continuation can only take place upon the death of the original owner of the contract and may be elected only one time per contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios, the spouse will be subject to investment risk as was the original owner. This is because the death benefit amount paid remains in the Separate Account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Separate Account will continue to be subject to the investment risk.

Upon a spouse’s continuation of the contract, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original owner exceeds the contract value (“Continuation Contribution”), if any. We calculate the Continuation Contribution as of the date of the original owner’s death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse’s written request to continue the contract and proof of death of the original owner in a form satisfactory to us (“Continuation Date”). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except as explained in Appendix B of the prospectus.

On the Continuation Date, the Continuing Spouse may terminate the original owner’s election(s) of the optional death benefits. The attained age of the spouse as of the Continuation Date will be used as the basis for determining the availability, cost, and calculation of future death benefits payable upon death of the spousal Beneficiary. If the attained age of the spousal Beneficiary exceeds the maximum issue age for a continued optional benefit, the benefit is no longer available and the charge will no longer be deducted. See the maximum issue ages shown above for the optional death benefits.

The following information is applicable to contracts issued on or after May 3, 2004:

Assignment or Transfer of Ownership of Contracts with the Standard Death Benefit

If ownership has been modified as a result of an assignment or transfer, the death benefit will be reset to contract value at the time of assignment or transfer. Only Purchase Payments made after assignment or transfer will be considered in the calculation of the death benefit.

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Assignment or Transfer of Ownership of Contract with Annual Ratchet Rider

If ownership has been modified as a result of an assignment or transfer, the death benefit will be reset to the lesser of the maximum Contract Anniversary Value, or the contract value at the time of assignment or transfer. Thereafter, “Contract Anniversary” refers only to Contract Anniversaries on or after the date of assignment or transfer; however, the Contract Anniversary Date remains the same date as prior to the assignment or transfer. Only Purchase Payments made after assignment or transfer will be considered in the calculation of the death benefit.

Assignment or Transfer of Ownership of Contract with Equity Assurance Plan

If ownership has been modified as a result of an assignment or transfer, the death benefit will be reset as follows:

1.	If the contract value exceeds the death benefit at time of assignment or transfer, the death benefit will continue to accrue as if assignment has not occurred.

2.	If the death benefit exceeds contract value at time of assignment or transfer, the contract value will be considered as the only premium received at or before the time of assignment or transfer for purposes of death benefit calculation. The contract value will accumulate interest as if the date of assignment or transfer was the date first received.

3.	For death benefit calculation “Contract Anniversary” refers only to Contract Anniversaries on or after the date of assignment or transfer.

Assignment or Transfer of Ownership of Contract with Enhanced Equity Assurance Plan

If ownership has been modified as a result of an assignment or transfer, the death benefit will be reset as follows:

1.	If the contract value exceeds the death benefit at time of assignment or transfer, the death benefit will continue to accrue as if assignment has not occurred.

2.	If the death benefit exceeds contract value at time of assignment or transfer, the contract value will be considered as the only premium received at or before the time of assignment or transfer for purposes of death benefit calculation. The contract value will accumulate interest as if the date of assignment or transfer was the date first received.

3.	For death benefit calculation “Contract Anniversary” refers only to Contract Anniversaries on or after the date of assignment or transfer.

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TAXES

General

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the “Code” or “IRC”) governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

Withholding Tax on Distributions

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For “eligible rollover distributions” from contracts issued under certain types of Qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution “rolled over” or transferred to another eligible plan in a direct “trustee to trustee” transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived.

An “eligible rollover distribution” is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401(a) or 403(a) or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code. Failure to “roll over” the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding

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requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

Diversification — Separate Account Investments

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Nonqualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered “Pension Plan Contracts” for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

Non-Natural Owners

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Multiple Contracts

The Code provides that multiple Nonqualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Nonqualified annuity contract from the same issuer in any calendar year.

Tax Treatment of Assignments of Qualified Contracts

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified

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domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a domestic relations order.)

Tax Treatment of Gifting, Assigning, or Transferring Ownership of a Nonqualified Contract

If you transfer ownership of your Nonqualified Contract to a person other than your spouse (or former spouse if incident to divorce) you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Nonqualified Contract and receive payment less than the Contract’s value, you will also be liable for the tax on the Contract’s value above your purchase payments not previously withdrawn. The new Contract owner’s purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Trustee to Trustee Transfers of Qualified Contracts

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one Qualified contract to another Qualified contract of the same plan type or to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract.

Partial 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS’s acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

Qualified Plans

The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions

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or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: “H.R. 10 Plans”

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of “tax-sheltered annuities” by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2005 is $14,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $4,000 in 2005 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2005 may not exceed the lessor of $42,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2005 is the lessor of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2005. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2005 is the lessor of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2005. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Generally, you can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $160,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $110,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

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Conversion into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service (“IRS”). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Sections 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, public employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees’ gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

Economic Growth and Tax Relief Reconciliation Act of 2001

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration.

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DISTRIBUTION OF CONTRACTS

The contracts are offered on a continuous basis through AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG Retirement Services, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

FINANCIAL STATEMENTS

The consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004 are presented in the Statement of Additional Information. The consolidated financial statements of AIG SunAmerica Life Assurance Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts for amounts allocated to the Fixed Account option(s).

The financial statements of Variable Annuity Account Nine at December 31, 2004 and for each of the two years in the period ended December 31, 2004 are also presented herein.

PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and AIG SunAmerica Life Assurance Company. The financial statements referred to above have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of

AIG SunAmerica Life Assurance Company:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income and of cash flows, in all material respects, the financial position of AIG SunAmerica Life Assurance Company (the “Company”), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts in 2004.

PricewaterhouseCoopers LLP

Los Angeles, California

April 15, 2005

AIG SUNAMERICA LIFE ASSURANCE COMPANY

CONSOLIDATED BALANCE SHEET

	December 31, 2004	December 31, 2003
	(in thousands)
ASSETS

Investments and cash:
Cash and short-term investments	$201,117	$133,105
Bonds, notes and redeemable preferred stocks available for sale, at fair value (amortized cost: December 31, 2004, $5,007,868; December 31, 2003, $5,351,183)	5,161,027	5,505,800
Mortgage loans	624,179	716,846
Policy loans	185,958	200,232
Mutual funds	6,131	21,159
Common stocks available for sale, at fair value (cost: December 31, 2004, $4,876; December 31, 2003, $635)	4,902	727
Real estate	20,091	22,166
Securities lending collateral	883,792	514,145
Other invested assets	38,789	10,453

Total investments and cash	7,125,986	7,124,633

Variable annuity assets held in separate accounts	22,612,451	19,178,796
Accrued investment income	73,769	74,647
Deferred acquisition costs	1,349,089	1,268,621
Other deferred expenses	257,781	236,707
Income taxes currently receivable from Parent	9,945	15,455
Receivable from brokers for sales of securities	161	—
Goodwill	14,038	14,038
Other assets	52,795	58,830

TOTAL ASSETS	$31,496,015	$27,971,727

See accompanying notes to consolidated financial statements.

AIG SUNAMERICA LIFE ASSURANCE COMPANY

CONSOLIDATED BALANCE SHEET (Continued)

	December 31, 2004	December 31, 2003
	(in thousands)
LIABILITIES AND SHAREHOLDER’S EQUITY

Reserves, payables and accrued liabilities:
Reserves for fixed annuity and fixed accounts of variable annuity contracts	$3,948,158	$4,274,329
Reserves for universal life insurance contracts	1,535,905	1,609,233
Reserves for guaranteed investment contracts	215,331	218,032
Reserves for guaranteed benefits	76,949	12,022
Securities lending payable	883,792	514,145
Due to affiliates	21,655	19,289
Payable to brokers	—	1,140
Other liabilities	190,198	247,435

Total reserves, payables and accrued liabilities	6,871,988	6,895,625

Variable annuity liabilities related to separate accounts	22,612,451	19,178,796

Subordinated notes payable to affiliates	—	40,960

Deferred income taxes	257,532	242,556

Total liabilities	29,741,971	26,357,937

Shareholder’s equity:
Common stock	3,511	3,511
Additional paid-in capital	758,346	709,246
Retained earnings	919,612	828,423
Accumulated other comprehensive income	72,575	72,610

Total shareholder’s equity	1,754,044	1,613,790

TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	$31,496,015	$27,971,727

See accompanying notes to consolidated financial statements.

AIG SUNAMERICA LIFE ASSURANCE COMPANY

CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME

	Years Ended December 31,
	2004	2003	2002
	(in thousands)
REVENUES:
Fee income:
Variable annuity policy fees, net of reinsurance	$369,141	$281,359	$286,919
Asset management fees	89,569	66,663	66,423
Universal life insurance fees, net of reinsurance	33,899	35,816	36,253
Surrender charges	26,219	27,733	32,507
Other fees	15,753	15,520	21,900

Total fee income	534,581	427,091	444,002

Investment income	363,594	402,923	387,355
Net realized investment losses	(23,807)	(30,354)	(65,811)

Total revenues	874,368	799,660	765,546

BENEFITS AND EXPENSES:

Interest expense:
Fixed annuity and fixed accounts of variable annuity contracts	140,889	153,636	142,973
Universal life insurance contracts	73,745	76,415	80,021
Guaranteed investment contracts	6,034	7,534	11,267
Subordinated notes payable to affiliates	2,081	2,628	3,868

Total interest expense	222,749	240,213	238,129
Amortization of bonus interest	10,357	19,776	16,277
General and administrative expenses	131,612	119,093	115,210
Amortization of deferred acquisition costs and other deferred expenses	157,650	160,106	222,484
Annual commissions	64,323	55,661	58,389
Claims on universal life contracts, net of reinsurance recoveries	17,420	17,766	15,716
Guaranteed minimum death benefits, net of reinsurance recoveries	58,756	63,268	67,492

Total benefits and expenses	662,867	675,883	733,697

PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	211,501	123,777	31,849

Income tax expense	6,410	30,247	160

NET INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	205,091	93,530	31,689

Cumulative effect of accounting change, net of tax	(62,589)	—	—

NET INCOME	$142,502	$93,530	$31,689

See accompanying notes to consolidated financial statements.

AIG SUNAMERICA LIFE ASSURANCE COMPANY

CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)

	Years Ended December 31,
	2004	2003	2002
	(in thousands)
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:
Net unrealized gains (losses) on debt and equity securities available for sale identified in the current period less related amortization of deferred acquisition costs and other deferred expenses	$(20,487)	$67,125	$20,358
Less reclassification adjustment for net realized losses included in net income	19,263	19,194	52,285

Net unrealized gains (losses) on foreign currency	1,170	—	—

Change related to cash flow hedges	—	—	(2,218)

Income tax (benefit) expense	19	(30,213)	(24,649)

OTHER COMPREHENSIVE INCOME (LOSS)	(35)	56,106	45,776

COMPREHENSIVE INCOME	$142,467	$149,636	$77,465

See accompanying notes to consolidated financial statements.

AIG SUNAMERICA LIFE ASSURANCE COMPANY

CONSOLIDATED STATEMENT OF CASH FLOWS

	Years Ended December 31,
	2004	2003	2002
	(in thousands)
CASH FLOW FROM OPERATING ACTIVITIES:
Net income	$142,502	$93,530	$31,689
Adjustments to reconcile net income to net cash provided by operating activities:
Cumulative effect of accounting change, net of tax	62,589	—	—
Interest credited to:
Fixed annuity and fixed accounts of variable annuity contracts	140,889	153,636	142,973
Universal life insurance contracts	73,745	76,415	80,021
Guaranteed investment contracts	6,034	7,534	11,267
Net realized investment losses	23,807	30,354	65,811
Accretion of net discounts on investments	(1,277)	(9,378)	(2,412)
Loss on other invested assets	572	2,859	3,932
Amortization of deferred acquisition costs and other expenses	168,007	179,882	238,761
Acquisition costs deferred	(246,033)	(212,251)	(204,833)
Other expenses deferred	(62,906)	(70,158)	(77,602)
Depreciation of fixed assets	1,619	1,718	860
Provision for deferred income taxes	49,337	(129,591)	106,044
Change in:
Accrued investment income	878	679	13,907
Other assets	4,416	(12,349)	4,736
Income taxes currently payable to/ receivable from Parent	5157	148,898	(43,629)
Due from/to affiliates	2,366	(36,841)	(7,743)
Other liabilities	7,485	10,697	(7,143)
Other, net	2,284	14,885	10,877

NET CASH PROVIDED BY OPERATING ACTIVITIES	381,471	250,519	367,516

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
Bonds, notes and redeemable preferred stocks	(964,705)	(2,078,310)	(2,403,362)
Mortgage loans	(31,502)	(44,247)	(128,764)
Other investments, excluding short-term investments	(33,235)	(20,266)	(65,184)
Sales of:
Bonds, notes and redeemable preferred stocks	383,695	1,190,299	849,022
Other investments, excluding short-term investments	22,283	12,835	825
Redemptions and maturities of:
Bonds, notes and redeemable preferred stocks	898,682	994,014	615,798
Mortgage loans	125,475	67,506	82,825
Other investments, excluding short-term investments	10,915	72,970	114,347

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	$411,608	$194,801	$(934,493)

See accompanying notes to consolidated financial statements.

AIG SUNAMERICA LIFE ASSURANCE COMPANY

CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)

	Years Ended December 31,
	2004	2003	2002
	(in thousands)
CASH FLOW FROM FINANCING ACTIVITIES:
Deposits received on:
Fixed annuity and fixed accounts of variable annuity contracts	$1,360,319	$1,553,000	$1,731,597
Universal life insurance contracts	45,183	45,657	49,402
Net exchanges from the fixed accounts of variable annuity contracts	(1,332,240)	(1,108,030)	(503,221)
Withdrawal payments on:
Fixed annuity and fixed accounts of variable annuity contracts	(458,052)	(464,332)	(529,466)
Universal life insurance contracts	(69,185)	(61,039)	(68,444)
Guaranteed investment contracts	(8,614)	(148,719)	(135,084)
Claims and annuity payments, net of reinsurance, on:
Fixed annuity and fixed accounts of variable annuity contracts	(108,691)	(109,412)	(98,570)
Universal life insurance contracts	(105,489)	(111,380)	(100,995)
Net receipt from (repayments of) other short-term financings	(41,060)	14,000	—
Net payment related to a modified coinsurance transaction	(4,738)	(26,655)	(30,282)
Capital contribution received from Parent	—	—	200,000
Dividends paid to Parent	(2,500)	(12,187)	(10,000)

NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(725,067)	(429,097)	504,937

NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS	68,012	16,223	(62,040)

CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF PERIOD	133,105	116,882	178,922

CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD	$201,117	$133,105	$116,882

SUPPLEMENTAL CASH FLOW FORMATION:

Interest paid on indebtedness	$2,081	$2,628	$3,868

Net income taxes (received) paid to Parent	$(47,749)	$10,989	$5,856

See accompanying notes to consolidated financial statements.

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	BASIS OF PRESENTATION

AIG SunAmerica Life Assurance Company (formerly Anchor National Life Insurance Company) (the “Company”) is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the “Parent”), which is a wholly owned subsidiary of AIG Retirement Services, Inc. (“AIGRS”) (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. (“AIG”). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement services and asset management. The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products.

The Company changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. The Company continued to do business as Anchor National Life Insurance Company until February 28, 2003, at which time it began doing business under its new name.

Effective January 1, 2004, the Parent contributed to the Company 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. (“SAAMCo”) (formerly SunAmerica Asset Management Corp.) which in turn has two wholly owned subsidiaries: AIG SunAmerica Capital Services, Inc. (“SACS”) (formerly SunAmerica Capital Services, Inc.) and AIG SunAmerica Fund Services, Inc. (“SFS”) (formerly SunAmerica Fund Services, Inc.). Pursuant to this contribution, SAAMCo became a direct wholly owned subsidiary of the Company. Assets, liabilities and shareholder’s equity at December 31, 2003 were restated to include $190,605,000, $39,952,000 and $150,653,000, respectively, of SAAMCo balances. Similarly, the results of operations and cash flows for the years ended December 31, 2003 and 2002 have been restated for the addition and subtraction to pretax income of $16,345,000 and $4,464,000 to reflect the SAAMCo activity. Prior to this capital contribution to the Company, SAAMCo distributed certain investments with a tax effect of $49,100,000 which was indemnified by its then parent, SALIC. See Note 10 of the Notes to Consolidated Financial Statements.

SAAMCo and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS, are included in the Company’s asset management segment (see Note 13). These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, managing certain subaccounts offered within the Company’s variable annuity products and providing professional management of individual, corporate and pension plan portfolios.

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company’s financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

Products for the annuity operations and asset management operations are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. One independent selling organization in the annuity operations represented 24.8% of deposits in the year ended December 31, 2004, 14.6% of deposits in the year ended December 31, 2003 and 11.9% of deposits in the year ended December 31, 2002. No other independent selling organization was responsible for 10% or more of deposits for any such period. One

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1.	BASIS OF PRESENTATION (Continued)

independent selling organization in the asset management operations represented 16.0% of deposits in the year ended December 31, 2004 and 10.8% of deposits in the year ended December 31, 2003. No other independent selling organization was responsible for 10% or more of deposits for any such period.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates. Certain prior period items have been reclassified to conform to the current period’s presentation.

INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of deferred acquisition costs, deferred other expenses and income tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder’s equity. Bonds, notes, redeemable preferred stocks and common stocks are reduced to estimated net fair value when declines in such values are considered to be other than temporary. Estimates of net fair value are subjective and actual realization will be dependent upon future events.

Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Mutual funds consist of seed money for mutual funds used as investment vehicles for the Company’s variable annuity separate accounts and is carried at market value. Real estate is carried at the lower of cost or net realizable value.

Securities lending collateral consist of securities provided as collateral with respect to the Company’s securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company’s portfolio to a list of authorized borrowers. The fair value of securities pledged under the securities lending agreement were $862,481,000 and $502,885,000 as of December 31, 2004 and 2003, respectively, and represents securities included in bonds, notes and redeemable preferred stocks available for sale caption in the consolidated balance sheet as of December 31, 2004 and 2003, respectively. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the consolidated statement of income and comprehensive income.

Other invested assets consist principally of investments in limited partnerships and put options on the S&P 500 index purchased to partially offset the risk of Guaranteed Minimum Account Value (“GMAV”) benefits and Guaranteed Minimum Withdrawal (“GMWB”) benefits (see Note 7). Limited partnerships are carried at cost. The put options do not qualify for hedge accounting and accordingly are marked to market and changes in market value are recorded through investment income.

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

The Company regularly reviews its investments for possible impairment based on criteria including economic conditions, market prices, past experience and other issuer-specific developments among other factors. If there is a decline in a security’s net realizable value, a determination is made as to whether that decline is temporary or “other than temporary”. If it is believed that a decline in the value of a particular investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income. If it is believed that the decline is “other than temporary”, the Company writes down the carrying value of the investment and records a realized loss in the consolidated statement of income and comprehensive income. Impairments writedowns totaled $21,050,000, $54,092,000 and $57,273,000 in the years ending December 31, 2004, 2003 and 2002.

DERIVATIVE FINANCIAL INSTRUMENTS: Derivative financial instruments primarily used by the Company include interest rate swap agreements and put options on the S&P 500 index entered into to partially offset the risk of certain guarantees of annuity contract values. The Company is neither a dealer nor a trader in derivative financial instruments.

The Company recognizes all derivatives in the consolidated balance sheet at fair value. Hedge accounting requires a high correlation between changes in fair values or cash flows of the derivative financial instrument and the specific item being hedged, both at inception and throughout the life of the hedge. For fair value hedges, gains and losses in the fair value of both the derivative and the hedged item attributable to the risk being hedged are recognized in earnings. For cash flow hedges, to the extent the hedge is effective, gains and losses in the fair value of both the derivative and the hedged item attributable to the risk being hedged are recognized as component of accumulated other comprehensive income in shareholder’s equity.

Any ineffective portion of cash flow hedges is reported in investment income. On the date a derivative contract is entered into, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value or cash flow hedges to specific assets and liabilities on the balance sheet.

Interest rate swap agreements convert specific investment securities from a floating-rate to a fixed-rate basis, or vice versa, and hedge against the risk of declining rates on anticipated security purchases. Interest rate swaps in which the Company agrees to pay a fixed rate and receive a floating rate are accounted for as fair value hedges. Interest rate swaps in which the Company agrees to pay a floating rate and receive a fixed rate are accounted for as cash flow hedges. The difference between amounts paid and received on swap agreements is recorded as an adjustment to investment income or interest expense, as appropriate, on an accrual basis over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in other liabilities or other assets.

The Company issues certain variable annuity products that offer an optional GMAV and GMWB living benefit. If elected by the contract holder at the time of contract issuance, the GMAV feature guarantees that the account value under the contract will equal or exceed the amount of the initial principal invested, adjusted for withdrawals, at the end of a ten-year waiting period. If elected by the contract holder at the time of contract issuance, the GMWB feature guarantees an annual withdrawal stream, regardless of market performance, equal to deposits invested during the first ninety days, adjusted for any subsequent withdrawals. There is a separate charge to the contract holder for these features. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV and GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities”(“FAS 133”), the GMAV and GMWB benefits are considered embedded derivatives that are bifurcated and marked to market and recorded in other liabilities in the consolidated balance sheet. Changes in the market value of the estimated GMAV and GMWB benefits are recorded through investment income.

DEFERRED ACQUISITION COSTS (“DAC”): Policy acquisition costs are deferred and amortized over the estimated lives of the annuity and universal life insurance contracts. Policy acquisition costs include commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

DAC is amortized based on a percentage of expected gross profits (“EGPs”) over the life of the underlying contracts. EGPs are computed based on assumptions related to the underlying contracts, including their anticipated duration, the growth rate of the separate account assets (with respect to variable options of the variable annuity contracts) or general account assets (with respect to fixed options of variable annuity contracts (“Fixed Options”) and universal life insurance contracts) supporting the annuity obligations, costs of providing for contract guarantees and the level of expenses necessary to maintain the contracts. The Company adjusts amortization of DAC and other deferred expenses (a “DAC unlocking”) when estimates of future gross profits to be realized from its annuity contracts are revised.

The assumption for the long-term annual net growth of the separate account assets used by the Company in the determination of DAC amortization with respect to its variable annuity contracts is 10% (the “long-term growth rate assumption”). The Company uses a “reversion to the mean” methodology that allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the “short-term growth rate assumption”) would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder’s equity.

The Company reviews the carrying value of DAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to amortization expense on the consolidated statement of income and comprehensive income.

OTHER DEFERRED EXPENSES: The annuity operations currently offers enhanced crediting rates or bonus payments to contract holders on certain of its products. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. The Company previously deferred these expenses as part of DAC and reported the amortization of such amounts as part of DAC amortization. Upon implementation of Statement of Position 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts” (“SOP 03-1”), the Company reclassified $155,695,000 of these expenses from DAC to other deferred expenses, which is reported on the consolidated balance

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

sheet. The prior period consolidated balance sheet and consolidated statements of income and comprehensive income presentation has been reclassified to conform to the new presentation. See Recently Issued Accounting Standards below.

The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, “Distribution Fee Revenue”). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

The Company reviews the carrying value of other deferred expenses on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned, credited rates, persistency, withdrawal rates, rates of market return and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS: The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in variable annuity policy fees in the consolidated statement of income and comprehensive income.

GOODWILL: Goodwill amounted to $14,038,000 (net of accumulated amortization of $18,838,000) at December 31, 2004 and 2003. In accordance with Statement of Financial Accounting Standard No. 142, “Goodwill and Other Intangible Assets” (“SFAS 142”), the Company assesses goodwill for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of the impairment, if any. The Company has evaluated goodwill for impairment as of December 31, 2004 and 2003, and has determined that no impairment provision is necessary.

RESERVES FOR FIXED ANNUITY CONTRACTS, FIXED ACCOUNTS OF VARIABLE ANNUITY CONTRACTS, UNIVERSAL LIFE INSURANCE CONTRACTS AND GICs: Reserves for fixed annuity, Fixed Options, universal life insurance and GIC contracts are accounted for in accordance with Statement of Financial Accounting Standards No. 97, “Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments,” and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company’s consolidated statement of income and comprehensive income, as they are recorded directly to contract holders’ liabilities upon receipt.

RESERVES FOR GUARANTEED BENEFITS: Reserves for guaranteed minimum death benefits (“GMDB”), earnings enhancement benefit and guaranteed minimum income benefits are accounted for in accordance with SOP 03-1. See Recently Issued Accounting Standards below.

FEE INCOME: Fee income includes variable annuity policy fees, asset management fees, universal life insurance fees, commissions and surrender charges. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Asset management fees include investment advisory fees and 12b-1 distribution fees and are based on the market value of assets managed in mutual funds and certain variable annuity portfolios by SAAMCo. Universal life insurance policy fees consist of mortality charges,

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income when earned with net retained commissions are recognized as income on a trade date basis.

INCOME TAXES: Prior to the 2004, AIG SunAmerica Life Assurance Company was included in a consolidated federal income tax return of its Parent. Also, prior to 2004, SAAMCO, SFS and SACS were included in a separate consolidated federal income tax return with their parent, Saamsun Holdings Corporation. Beginning in 2004, all of these companies are included in the consolidated federal income tax return of their ultimate parent, AIG. Income taxes have been calculated as if each entity files a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax basis of assets and liabilities using enacted income tax rates and laws.

RECENTLY ISSUED ACCOUNTING STANDARDS: In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1. This statement was effective as of January 1, 2004, and requires the Company to recognize a liability for GMDB and certain living benefits related to its variable annuity contracts, account for enhanced crediting rates or bonus payments to contract holders and modifies certain disclosures and financial statement presentations for these products. In addition, SOP 03-1 addresses the presentation and reporting of separate accounts and the capitalization and amortization of certain other expenses. The Company reported for the first quarter of 2004 a one-time cumulative accounting charge upon adoption of $62,589,000 ($96,291,000 pre-tax) to reflect the liability and the related impact of DAC and reinsurance as of January 1, 2004.

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.	INVESTMENTS

The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:

	Amortized Cost	Estimated Fair Value

	(in thousands)

AT DECEMBER 31, 2004:

U.S. government securities	$28,443	$30,300
Mortgage-backed securities	926,274	956,567
Securities of public utilities	321,381	332,038
Corporate bonds and notes	2,797,943	2,902,829
Redeemable preferred stocks	20,140	21,550
Other debt securities	913,687	917,743

Total	$5,007,868	$5,161,027

	Amortized Cost	Estimated Fair Value

	(in thousands)

AT DECEMBER 31, 2003:

U.S. government securities	$22,393	$24,292
Mortgage-backed securities	1,148,452	1,191,817
Securities of public utilities	352,998	365,150
Corporate bonds and notes	2,590,254	2,697,142
Redeemable preferred stocks	21,515	22,175
Other debt securities	1,215,571	1,205,224

Total	$5,351,183	$5,505,800

At December 31, 2004, bonds, notes and redeemable preferred stocks included $386,426,000 that were not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 10 industries with 19%, 16%, 16% and 10% concentrated in telecommunications, utilities, financial institutions and noncyclical consumer products industries, respectively. No other industry concentration constituted more than 10% of these assets.

At December 31, 2004, mortgage loans were collateralized by properties located in 30 states, with loans totaling approximately 27%, 11% and 10% of the aggregate carrying value of the portfolio secured by properties located in California, Michigan and Massachusetts, respectively. No more than 10% of the portfolio was secured by properties in any other single state.

At December 31, 2004, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $40,051,000 of bonds.

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.	INVESTMENTS (Continued)

As a component of its asset and liability management strategy, the Company utilizes interest rate swap agreements to match assets more closely to liabilities. Interest rate swap agreements exchange interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) with a counterparty, based on an underlying principal balance (notional principal) to hedge against interest rate changes.

The Company typically utilizes swap agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments.

At December 31, 2004, $10,505,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

At December 31, 2004, no investments in any one entity or its affiliates exceeded 10% of the Company’s shareholder’s equity.

The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2004, follow:

	Amortized Cost	Estimated Fair Value
	(in thousands)
Due in one year or less	$278,939	$281,954
Due after one year through five years	2,076,145	2,138,574
Due after five years through ten years	1,299,345	1,339,499
Due after ten years	427,165	444,433
Mortgage-backed securities	926,274	956,567

Total	$5,007,868	$5,161,027

Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.

Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:

	Gross Unrealized Gains	Gross Unrealized Losses
	(in thousands)
AT DECEMBER 31, 2004:

U.S. government securities	$1,857	$—
Mortgage-backed securities	32,678	(2,385)
Securities of public utilities	11,418	(761)
Corporate bonds and notes	118,069	(13,183)
Redeemable preferred stocks	1,410	—
Other debt securities	14,871	(10,815)

Total	$180,303	$(27,144)

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.	INVESTMENTS (Continued)

	Gross Unrealized Gains	Gross Unrealized Losses

	(in thousands)

AT DECEMBER 31, 2003:

U.S. government securities	$1,898	$—
Mortgage-backed securities	46,346	(2,980)
Securities of public utilities	13,467	(1,315)
Corporate bonds and notes	127,996	(21,108)
Redeemable preferred stocks	660	—
Other debt securities	24,366	(34,713)

Total	$214,733	$(60,116)

Gross unrealized gains on equity securities aggregated $26,000 at December 31, 2004 and $112,000 at December 31, 2003. There were no unrealized losses on equity securities at December 31, 2004 and gross unrealized losses on equity securities aggregated $20,000 at December 31, 2003.

The following tables summarize the Company’s gross unrealized losses and estimated fair values on investments, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2004 and 2003 (dollars in thousands).

	Less than 12 Months			12 Months or More			Total
	Fair Value	Unrealized Loss	Items	Fair Value	Unrealized Loss	Items	Fair Value	Unrealized Loss	Items
December 31, 2004
Mortgage-backed securities	$125,589	$(1,282)	23	$40,275	$(1,103)	9	$165,864	$(2,385)	32
Securities of public utilities	46,249	(761)	9	—	—	—	46,249	(761)	9
Corporate bonds and notes	487,923	(7,418)	86	87,194	(5,765)	15	575,117	(13,183)	101

Other debt securities	207,378	(4,062)	36	79,782	(6,753)	12	287,160	(10,815)	48

Total	$867,139	$(13,523)	154	$207,251	$(13,621)	36	$1,074,390	$(27,144)	190

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.	INVESTMENTS (Continued)

	Less than 12 Months			12 Months or More			Total
	Fair Value	Unrealized Loss	Items	Fair Value	Unrealized Loss	Items	Fair Value	Unrealized Loss	Items
December 31, 2003
Mortgage-backed securities	$180,559	$(2,882)	49	$13,080	$(98)	6	$193,639	$(2,980)	55
Securities of public utilities	67,626	(1,315)	8	—	—	—	67,626	(1,315)	8
Corporate bonds and notes	276,373	(17,086)	54	30,383	(4,022)	5	306,756	(21,108)	59

Other debt securities	302,230	(33,951)	54	41,523	(762)	5	343,753	(34,713)	59

Total	$826,788	$(55,234)	165	$84,986	$(4,882)	16	$911,774	$(60,116)	181

Realized investment gains and losses on sales of investments are as follows:

	Years ended December 31,
	2004	2003	2002

	(in thousands)

BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS:
Realized gains	$12,240	$30,896	$25,013
Realized losses	(12,623)	(11,818)	(32,865)

COMMON STOCKS:
Realized gains	5	561	—
Realized losses	(247)	(117)	(169)

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.	INVESTMENTS (Continued)

The sources and related amounts of investment income are as follows:

	Years ended December 31,
	2004	2003	2002
	(in thousands)
Short-term investments	$2,483	$1,363	$5,447
Bonds, notes and redeemable preferred stocks	293,258	321,493	305,480
Mortgage loans	50,825	53,951	55,417
Partnerships	417	(478)	12,344
Policy loans	17,130	15,925	18,796
Real estate	(202)	(331)	(276)
Other invested assets	2,149	13,308	(7,496)
Less: investment expenses	(2,466)	(2,308)	(2,357)

Total investment income	$363,594	$402,923	$387,355

Investment income was attributable to the following products:

	Years ended December 31,
	2004	2003	2002
	(in thousands)
Fixed annuity contracts	$34,135	$37,762	$41,856
Variable annuity contracts	222,660	239,863	201,766
Guaranteed investment contracts	13,191	20,660	28,056
Universal life insurance contracts	92,645	100,019	105,878
Asset management	963	4,619	9,799

Total	$363,594	$402,923	$387,355

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company’s financial instruments. The disclosures do not address the value of the Company’s recognized and unrecognized non-financial assets (including its real estate investments and other invested assets except for partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

CASH AND SHORT-TERM INSTRUMENTS: Carrying value is considered to be a reasonable estimate of fair value.

BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the fair value is estimated with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible is used to estimate the fair value of those securities.

MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

MUTUAL FUNDS: Fair value is considered to be the market value of the underlying securities.

COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

PARTNERSHIPS: Fair value of partnerships that invest in debt and equity securities is based upon the fair value of the net assets of the partnerships as determined by the general partners.

VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

RESERVES FOR FIXED ANNUITY AND FIXED ACCOUNTS OF VARIABLE ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates.

SECURITIES LENDING COLLATERAL/PAYABLE: Carrying value is considered to be a reasonable estimate of fair value.

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

SUBORDINATED NOTES TO/FROM AFFILIATES: Fair value is estimated based on the quoted market prices for similar issues.

The estimated fair values of the Company’s financial instruments at December 31, 2004 and 2003 compared with their respective carrying values, are as follows:

	Carrying Value	Fair Value
	(in thousands)
DECEMBER 31, 2004:

ASSETS:
Cash and short-term investments	$201,117	$201,117
Bonds, notes and redeemable preferred stocks	5,161,027	5,161,027
Mortgage loans	624,179	657,828
Policy loans	185,958	185,958
Mutual funds	6,131	6,131
Common stocks	4,902	4,902
Partnerships	1,084	1,084
Securities lending collateral	883,792	883,792
Put options hedging guaranteed benefits	37,705	37,705
Variable annuity assets held in separate accounts	22,612,451	22,612,451

LIABILITIES:
Reserves for fixed annuity and fixed accounts of variable annuity contracts	$3,948,158	$3,943,265
Reserves for guaranteed investment contracts	215,331	219,230
Securities lending payable	883,792	883,792
Variable annuity liabilities related to separate accounts	22,612,451	22,612,451

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

	Carrying Value	Fair Value

	(in thousands)

DECEMBER 31, 2003:

ASSETS:
Cash and short-term investments	$133,105	$133,105
Bonds, notes and redeemable preferred stocks	5,505,800	5,505,800
Mortgage loans	716,846	774,758
Policy loans	200,232	200,232
Mutual funds	21,159	21,159
Common stocks	727	727
Partnerships	1,312	1,685
Securities lending collateral	514,145	514,145
Put options hedging guaranteed benefits	9,141	9,141
Variable annuity assets held in separate accounts	19,178,796	19,178,796

LIABILITIES:
Reserves for fixed annuity and fixed accounts of variable annuity contracts	$4,274,329	$4,225,329
Reserves for guaranteed investment contracts	218,032	223,553
Securities lending payable	514,145	514,145
Variable annuity liabilities related to separate accounts	19,178,796	19,178,796
Subordinated note payable to affiliate	40,960	40,960

5.	DEFERRED ACQUISITION COSTS

The following table summarizes the activity in deferred acquisition costs:

	Years Ended December 31,
	2004	2003

	(in thousands)

Balance at beginning of year	$1,268,621	$1,224,101
Acquisition costs deferred	246,033	212,250
Effect of net unrealized gains (losses) on securities	267	(30,600)
Amortization charged to income	(126,142)	(137,130)
Cumulative effect of SOP 03-1	(39,690)	—

Balance at end of year	$1,349,089	$1,268,621

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6.	OTHER DEFERRED EXPENSES

The annuity operations defer enhanced crediting rates or bonus payments to contract holders on certain of its products (“Bonus Payments”). The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature. The following table summarizes the activity in these deferred expenses:

	Bonus Payments	Distribution Costs	Total
	(in thousands)
YEAR ENDED DECEMBER 31, 2004

Balance at beginning of year	$155,695	$81,011	$236,707
Expenses deferred	36,732	26,175	62,906
Effect of net unrealized gains (losses) on securities	33	—	33
Amortization charged in income	(10,357)	(31,508)	(41,865)

Balance at end of year	$182,103	$75,678	$257,781

YEAR ENDED DECEMBER 31, 2003

Balance at beginning of year	$140,647	$72,053	$212,700
Expenses deferred	38,224	31,934	70,159
Effect of net unrealized gains (losses) on securities	(3,400)	—	(3,400)
Amortization charged in income	(19,776)	(22,976)	(42,752)

Balance at end of year	$155,695	$81,011	$236,707

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.	GUARANTEED BENEFITS

The Company issues variable annuity contracts for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the Fixed Options. For many of the Company’s variable annuity contracts, the Company offers contractual guarantees in the event of death, at specified dates during the accumulation period, upon certain withdrawals or at annuitization. Such benefits are referred to as GMDB, GMAV, GMWB and guaranteed minimum income benefits (“GMIB”), respectively. The Company also issues certain variable annuity products that offer an optional earnings enhancement benefit (“EEB”) feature that provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums.

The assets supporting the variable portion of variable annuity contracts are carried at fair value and reported as summary total “variable annuity assets held in separate accounts” with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity policy fees, net of reinsurance, in the consolidated statement of income and comprehensive income. Changes in liabilities for minimum guarantees are included in guaranteed benefits, net of reinsurance, in the consolidated statement of income and comprehensive income. Separate account net investment income, net investment gains and losses and the related liability charges are offset within the same line item in the consolidated statement of income and comprehensive income.

The Company offers GMDB options that guarantee for virtually all contract holders, that upon death, the contract holder’s beneficiary will receive the greater of (1) the contract holder’s account value, or (2) a guaranteed minimum death benefit that varies by product and election by policy owner. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

EEB is a feature the Company offers on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

If available and elected by the contract holder, GMIB provides a minimum fixed annuity payment guarantee after a seven, nine or ten-year waiting period. As there is a waiting period to annuitize using the GMIB, there are no policies eligible to receive this benefit at December 31, 2004. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.	GUARANTEED BENEFITS (Continued)

GMAV is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, GMAV guarantees that the account value under the contract will at least equal the amount of deposits invested during the first ninety days, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company purchases put options on the S&P 500 index to partially offset this risk. GMAVs are considered to be derivatives under FAS 133, and are recognized at fair value in the consolidated balance sheet and through investment income in the consolidated statement of income and comprehensive income.

GMWB is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, this feature provides a guaranteed annual withdrawal stream, regardless of market performance, equal to deposits invested during the first ninety days adjusted for any subsequent withdrawals (“Eligible Premium”). These guaranteed annual withdrawals of up to 10% of Eligible Premium are available after either a three-year or a five-year waiting period as elected by the contract holder at time of contract issuance, without reducing the future amounts guaranteed. If no withdrawals have been made during the waiting period of three or five years, the contract holder will realize an additional 10% or 20%, respectively, of Eligible Premium after all other amounts guaranteed under this benefit have been paid. GMWBs are considered to be derivatives under FAS 133 and are recognized at fair value in the consolidated balance sheet and through investment income in the consolidated statement of income and comprehensive income.

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.	GUARANTEED BENEFITS (Continued)

Details concerning the Company’s guaranteed benefit exposures as of December 31, 2004 are as follows:

	Return of Net Deposits Plus a Minimum Return	Highest Specified Anniversary Account Value Minus Withdrawals Post Anniversary

	(dollars in millions)

In the event of death (GMDB and EEB):
Account value	$12,883	$12,890
Net amount at risk (a)	$933	$1,137
Average attained age of contract holders	67	64
Range of guaranteed minimum return rates	0%-5%	0%

At annuitization (GMIB):
Account value	$6,942
Net amount at risk (b)	$3
Weighted average period remaining until earliest annuitization	3.8 Years
Range of guaranteed minimum return rates	0%-6.5%

Accumulation at specified date (GMAV):
Account value	$1,533
Net amount at risk (c)	$—
Weighted average period remaining until guaranteed payment	9.0 Years

Annual withdrawals at specified date (GMWB):
Account value	$294
Net amount at risk (d)	$—
Weighted average period remaining until expected payout	13.9 Years

(a)	Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, net of reinsurance, if all contract holders died at the same balance sheet date. The net amount at risk does not take into account the effect of caps and deductibles from the various reinsurance treaties.
(b)	Net amount at risk represents the present value of the expected annuitization payments at the expected annuitization dates in excess of the present value of the expected account value at the expected annuitization dates, net of reinsurance.
(c)	Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.
(d)	Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date. If no withdrawals have been made during the waiting period of 3 or 5 years, the contract holder will realize an additional 10% or 20% of Eligible Premium, respectively, after all other amounts guaranteed under this benefit have been paid. The additional 10% or 20% enhancement increases the net amount at risk by $26.3 million and is payable no sooner than 13 or 15 years from contract issuance for the 3 or 5 year waiting periods, respectively.

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.	GUARANTEED BENEFITS (Continued)

The following summarizes the reserve for guaranteed benefits, net of reinsurance, on variable contracts reflected in the general account:

(in thousands)
Balance at January 1, 2004 before reinsurance (e)	$92,873
Guaranteed benefits incurred	61,472
Guaranteed benefits paid	(49,947)

Balance at December 31, 2004 before reinsurance	104,398
Less reinsurance	(27,449)

Balance at December 31, 2004, net of reinsurance	$76,949

(e)	Includes amounts from the one-time cumulative accounting change resulting from the adoption of SOP 03-1.

The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2004:

•	Data used was 5,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption was 10%.

•	Volatility assumption was 16%.

•	Mortality was assumed to be 64% of the 75-80 ALB table.

•	Lapse rates vary by contract type and duration and range from 0% to 40%.

•	The discount rate was approximately 8%.

8.	REINSURANCE

Reinsurance contracts do not relieve the Company from its obligations to contract holders. The Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal. The Company has no reinsurance recoverable or related concentration of credit risk greater than 10% of shareholder’s equity.

Variable policy fees are net of reinsurance premiums of $28,604,000, $30,795,000 and $22,500,000 in 2004, 2003 and 2002, respectively. Universal life insurance fees are net of reinsurance premiums of $34,311,000, $33,710,000 and $34,098,000 in 2004, 2003 and 2002, respectively.

The Company has a reinsurance treaty under which the Company retains no more than $100,000 of risk on any one insured life in order to limit the exposure to loss on any single insured. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $34,163,000, $34,036,000 and $29,171,000 in 2004, 2003 and 2002, respectively. Guaranteed benefits were reduced by reinsurance recoveries of $2,716,000, $8,042,000 and $8,362,000 in 2004, 2003 and 2002, respectively.

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.	COMMITMENTS AND CONTINGENT LIABILITIES

The Company has six agreements outstanding in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. In addition, the Company guarantees the payment of these securities upon redemption. The maximum liability under these guarantees at December 31, 2004 is $195,442,000. These commitments have contractual maturity dates in 2005. Related to each of these agreements are participation agreements with the Parent under which the Parent will share in $62,590,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. The Internal Revenue Service has completed its examinations into the transactions underlying these commitments, including the Company’s role in the transactions. The examination did not result in a material loss to the Company.

At December 31, 2004, the Company has commitments to purchase a total of approximately $10,000,000 of asset- backed securities in the ordinary course of business. The expiration dates of these commitments are as follows: $2,000,000 in 2005 and $8,000,000 in 2007.

Various federal, state and other regulatory agencies are reviewing certain transactions and practices of the Company and its subsidiaries in connection with industry-wide and other inquiries. In the opinion of the Company’s management, based on the current status of these inquiries, it is not likely that any of these inquiries will have a material adverse effect on the Company’s consolidated financial position, results of operations or cash flows of the Company.

Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

On April 5, 2004, a purported class action captioned Nitika Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, was filed in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time. The Company cannot estimate a range because the litigation has not progressed beyond the preliminary stage.

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.	SHAREHOLDER’S EQUITY

The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 2004 and 2003, 3,511 shares were outstanding.

Changes in shareholder’s equity are as follows:

	Years ended December 31,
	2004	2003	2002
	(in thousands)
ADDITIONAL PAID-IN CAPITAL:
Beginning balances	$709,246	$709,246	$509,246
Capital contributions by Parent	49,100	—	200,000

Ending balances	$758,346	$709,246	$709,246

RETAINED EARNINGS:
Beginning balances	$828,423	$730,321	$669,103
Net income	142,502	93,530	31,689
Dividends paid to Parent	(2,500)	(12,187)	(10,000)
Adjustment for tax benefit of distributed subsidiary	287	16,759	39,529
Tax effect on a distribution of investment	(49,100)	—	—

Ending balances	$919,612	$828,423	$730,321

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
Beginning balances	$72,610	$16,504	$(29,272)
Change in net unrealized gains (losses) on debt securities available for sale	(1,459)	118,725	98,718
Change in net unrealized gains (losses) on equity securities available for sale	(65)	1,594	(1,075)
Change in net unrealized gains on foreign currency	1,170	—	—
Change in adjustment to deferred acquisition costs and other deferred expenses	300	(34,000)	(25,000)
Net change related to cash flow hedges	—	—	(2,218)
Tax effects of net changes	19	(30,213)	(24,649)

Ending balances	$72,575	$72,610	$16,504

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.	SHAREHOLDER’S EQUITY (Continued)

Gross unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income are as follows:

	December 31, 2004	December 31, 2003
	(in thousands)
Gross unrealized gains	$180,329	$214,845
Gross unrealized losses	(27,144)	(60,136)
Unrealized gain on foreign currency	1,170	—
Adjustment to DAC and other deferred expenses	(42,700)	(43,000)
Deferred income taxes	(39,080)	(39,099)

Accumulated other comprehensive income	$72,575	$72,610

On October 30, 2002, the Company received a capital contribution of $200,000,000 in cash from the Parent.

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.	SHAREHOLDER’S EQUITY (Continued)

Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year’s statutory surplus or the preceding year’s statutory net gain from operations if, after paying the dividend, the Company’s capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. Accordingly, the maximum amount of dividends that can be paid to stockholders in the year 2005 without obtaining prior approval is $83,649,000. Dividends of $2,500,000 were paid in 2004. Prior to the capital contribution of SAAMCo to the Company, SAAMCo paid dividends to its parent, SunAmerica Life Insurance Company, of $12,187,000 and $10,000,000 in 2003 and 2002, respectively.

Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company’s net income totaled $99,288,000 for the year ended December 31, 2004, net income of $89,071,000 and net loss of $180,737,000 for the years ended December 31, 2003 and 2002, respectively. The Company’s statutory capital and surplus totaled $840,001,000 at December 31, 2004 and $602,348,000 at December 31, 2003.

11.	INCOME TAXES

The components of the provisions for income taxes on pretax income consist of the following:

	Years ended December 31,
	2004	2003	2002

	(in thousands)

Current expense (benefit)	$(42,927)	$127,655	$(105,369)
Deferred expense (benefit)	49,337	(97,408)	105,529

Total income tax expense	$6,410	$30,247	$160

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11.	INCOME TAXES (Continued)

Income taxes computed at the United States federal income tax rate of 35% and income tax expenses reflected in statement of income and comprehensive income provided differ as follows:

	Years ended December 31,
	2004	2003	2002

	(in thousands)

Amount computed at statutory rate	$74,025	$43,322	$11,147
Increases (decreases) resulting from:
State income taxes, net of federal tax benefit	4,020	2,273	(567)
Dividends received deduction	(19,058)	(15,920)	(10,117)
Tax credits	(4,000)	—	—
Adjustment to prior year tax liability (a)	(39,730)	—	—
Other, net	(8,847)	572	(303)

Total income tax expense	$6,410	$30,247	$160

(a)	In 2004, the Company revised its estimate of tax contingency amount for prior year based on additional information that became available.

Under prior federal income tax law, one-half of the excess of a life insurance company’s income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as “policyholders’ surplus”. At December 31, 2004, the Company had approximately $14,300,000 of policyholders’ surplus on which no deferred tax liability has been recognized, as federal income taxes are not required unless this amount is distributed as a dividend or recognized under other specified conditions. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders’ surplus during 2005 and 2006 without incurring federal income tax on the distributions. The Company eliminated its policyholders’ surplus balance in January 2005.

At December 31, 2004, the Company had net operating carryforwards, capital loss carryforwards and tax credit carryforwards for Federal income tax purposes of $15,515,000, $63,774,000 and $44,604,000, respectively, arising from affordable housing investments no longer owned by SAAMCo. Such carryforwards expire in 2018, 2006 to 2008 and 2018, respectively.

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11.	INCOME TAXES (Continued)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for deferred income taxes are as follows:

	December 31, 2004	December 31, 2003

	(in thousands)

DEFERRED TAX LIABILITIES:

Deferred acquisition costs and other deferred expenses	$432,868	$473,387
State income taxes	10,283	5,744
Other liabilities	15,629	350
Net unrealized gains on debt and equity securities available for sale	39,080	39,098

Total deferred tax liabilities	497,860	518,579

DEFERRED TAX ASSETS:

Investments	(28,915)	(25,213)
Contract holder reserves	(122,691)	(158,112)
Guaranty fund assessments	(3,402)	(3,408)
Deferred income	(5,604)	(3,801)
Other assets	(1,068)	(7,446)
Net operating loss carryforward	(5,430)	—
Capital loss carryforward	(22,321)	(20,565)
Low income housing credit carryforward	(44,604)	(36,600)
Partnership income/loss	(6,293)	(20,878)

Total deferred tax assets	(240,328)	(276,023)

Deferred income taxes	$257,532	$242,556

The Company has concluded that the deferred tax asset will be fully realized and no valuation allowance is necessary.

12.	RELATED-PARTY MATTERS

As of December 31, 2004, subordinated notes payable to affiliates were paid off except for accrued interest totaling $460,000 which is included in other liabilities on the consolidated balance sheet.

On February 15, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $500,000,000 from the Parent and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.	RELATED-PARTY MATTERS (Continued)

On February 15, 2004, the Company entered into a short-term financing arrangement with its affiliate, First SunAmerica Life Insurance Company (“FSA”), whereby the Company has the right to borrow up to $15,000,000 from FSA and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

On December 19, 2001, the Company entered into a short-term financing arrangement with AIGRS whereby AIGRS has the right to borrow up to $500,000,000. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

On December 19, 2001, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. (“SAII”), whereby SAII has the right to borrow up to $500,000,000 from the Company. Any advances made under this agreement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

On September 26, 2001, the Company entered into a short-term financing arrangement with AIGRS. Under the terms of this agreement, the Company has immediate access of up to $500,000,000. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

On September 26, 2001, the Company entered into a short-term financing arrangement with SAII, whereby the Company has the right to borrow up to $500,000,000. Any advances made under this agreement must be repaid within 30 days. At December 31, 2004 and 2003, the Company owed $0 and $14,000,000, respectively, under this agreement, which was included in due to affiliates.

On October 31, 2003, the Company became a party to an existing credit agreement under which the Company agreed to make loans to AIG in an aggregate amount of up to $60,000,000. This commitment expires on October 28, 2005. There were no balances outstanding under this agreement at December 31, 2004.

For the years ended December 31, 2004, 2003 and 2002, the Company paid commissions totaling $60,674,000, $51,716,000 and $59,058,000, respectively, to nine affiliated broker-dealers: Royal Alliance Associates, Inc.; SunAmerica Securities, Inc.; Advantage Capital Corporation; FSC Services Corporation; Sentra Securities Corporation; Spelman & Co., Inc.; VALIC Financial Advisors; American General Equity Securities Corporation and American General Securities Inc. These affiliated broker-dealers distribute a significant portion of the Company’s variable annuity products amounting to approximately 23%, 24% and 31% of deposits for each of the respective years. Of the Company’s mutual fund sales, approximately 25%, 23% and 28% were distributed by these affiliated broker-dealers for the years ended December 31, 2004, 2003 and 2002, respectively.

On February 1, 2004, SAAMCo entered into an administrative services agreement with FSA whereby SAAMCo will pay to FSA a fee based on a percentage of all assets invested through FSA’s variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for FSA’s variable annuity products. Amounts incurred by the Company under this agreement totaled $1,537,000 in 2004 and are included in the Company’s consolidated statement of income and comprehensive income. A fee of $150,000, $1,620,000 and $1,777,000 was paid under a different agreement in 2004, 2003 and 2002, respectively.

On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, The Variable Annuity Life Insurance Company (“VALIC”), whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC’s annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement totaled $9,074,000, $7,587,000 and $7,614,000 in 2004, 2003 and 2002, respectively, and are net of certain administrative costs incurred by VALIC of

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.	RELATED-PARTY MATTERS (Continued)

$2,593,000, $2,168,000 and $2,175,000, respectively. The net amounts earned by SAAMCo are included in other fees in the consolidated statement of income and comprehensive income.

The Company has a support agreement in effect between the Company and AIG (the “Support Agreement”), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder’s surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Contract holders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against AIG.

The Company’s insurance policy obligations are guaranteed by American Home Assurance Company (“American Home”), a subsidiary of AIG, and a member of an AIG intercompany pool. This guarantee is unconditional and irrevocable, and the Company’s contract holders have the right to enforce the guarantee directly against American Home. While American Home does not publish financial statements, it does file statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and publishes annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.

The Company’s ultimate parent, AIG, has announced that it has delayed filing its Annual Report on Form 10-K for the year ended December 31, 2004 to allow AIG’s Board of Directors and new management adequate time to complete an extensive review of AIG’s books and records. The review includes issues arising from pending investigations into non-traditional insurance products and certain assumed reinsurance transactions by the Office of the Attorney General for the State of New York and the SEC and from AIG’s decision to review the accounting treatment of certain additional items. Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG, resulted in corresponding downgrades and ratings actions being taken with respect to the Company’s ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us. While the outcome of this investigation is not determinable at this time, management believes that the ultimate outcome will not have a material adverse effect on Company operating results, cash flows or financial position.

Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, legal, marketing and data processing services from its Parent, AIGRS and AIG. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services totaled $148,554,000 for the year ended December 31, 2004, $126,531,000 for the year ended December 31, 2003 and $119,981,000 for the year ended December 31, 2002. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $60,183,000, $48,733,000 and $49,004,000 respectively, and is deferred and amortized as part of deferred acquisition costs. The other components of such costs are included in general and administrative expenses in the consolidated statement of income and comprehensive income.

The majority of the Company’s invested assets are managed by an affiliate of the Company. The investment management fees incurred were $3,712,000, $3,838,000 and $3,408,000 for the years ended December 31, 2004, 2003 and 2002, respectively.

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.	RELATED-PARTY MATTERS (Continued)

The Company incurred $1,113,000, $500,000 and $790,000 of management fees to an affiliate of the Company to administer its securities lending program for the years ended December 31, 2004, 2003 and 2002, respectively (see Note 2).

In December 2003, the Company purchased an affiliated bond with a carrying value of $37,129,000. At December 31, 2004, the affiliated bond has a market value of $34,630,000.

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.	BUSINESS SEGMENTS

The Company conducts its business through two business segments, annuity operations and asset management operations. Annuity operations consists of the sale and administration of deposit-type insurance contracts, including fixed and variable annuity contracts, universal life insurance contracts and GICs. Asset management operations, which includes the managing, distributing and administering a diversified family of mutual funds, managing certain subaccounts offered within the Company’s variable annuity products and providing professional management of individual, corporate and pension plan portfolios, is conducted by SAAMCo and its subsidiary and distributor, SACS, and its subsidiary and servicing administrator, SFS. Following is selected information pertaining to the Company’s business segments.

	Annuity Operations	Asset Management Operations	Total

	(in thousands)

YEAR ENDED DECEMBER 31, 2004:

REVENUES:
Fee income:
Variable annuity policy fees, net of reinsurance	$369,141	$—	$369,141
Asset management fees	—	89,569	89,569
Universal life insurance policy fees, net of reinsurance	33,899	—	33,899
Surrender charges	26,219	—	26,219
Other fees	—	15,753	15,753

Total fee income	429,259	105,322	534,581

Investment income	362,631	963	363,594
Net realized investment gains (losses)	(24,100)	293	(23,807)

Total revenues	767,790	106,578	874,368

BENEFITS AND EXPENSES:
Interest expense	220,668	2,081	222,749
Amortization of bonus interest	10,357	—	10,357
General and administrative expenses	93,188	38,424	131,612
Amortization of deferred acquisition costs and other deferred expenses	126,142	31,508	157,650
Annual commissions	64,323	—	64,323
Claims on universal life contracts, net of reinsurance recoveries	17,420	—	17,420
Guaranteed benefits, net of reinsurance recoveries	58,756	—	58,756

Total benefits and expenses	590,854	72,013	662,867

Pretax income before cumulative effect of accounting change	$176,936	$34,565	$211,501

Total assets	$31,323,462	$217,155	$31,540,617

Expenditures for long-lived assets	$—	$132	$132

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.	BUSINESS SEGMENTS (Continued)

	Annuity Operations	Asset Management Operations	Total

	(in thousands)

YEAR ENDED DECEMBER 31, 2003:

REVENUES:
Fee income:
Variable annuity policy fees, net of reinsurance	$281,359	$—	$281,359
Asset management fees	—	66,663	66,663
Universal life insurance policy fees, net of reinsurance	35,816	—	35,816
Surrender charges	27,733	—	27,733
Other fees	—	15,520	15,520

Total fee income	344,908	82,183	427,091

Investment income	398,304	4,619	402,923
Net realized investment losses	(30,354)	—	(30,354)

Total revenues	712,858	86,802	799,660

BENEFITS AND EXPENSES:
Interest expense	237,585	2,628	240,213
Amortization of bonus interest	19,776	—	19,776
General and administrative expenses	83,013	36,080	119,093
Amortization of deferred acquisition costs and other deferred expenses	137,130	22,976	160,106
Annual commissions	55,661	—	55,661
Claims on universal life contracts, net of reinsurance recoveries	17,766	—	17,766
Guaranteed benefits, net of reinsurance recoveries	63,268	—	63,268

Total benefits and expenses	614,199	61,684	675,883

Pretax income before cumulative effect of accounting change	$98,659	$25,118	$123,777

Total assets	$27,781,457	$190,270	$27,971,727

Expenditures for long-lived assets	$—	$2,977	$2,977

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.	BUSINESS SEGMENTS (Continued)

	Annuity Operations	Asset Management Operations	Total

	(in thousands)

YEAR ENDED DECEMBER 31, 2002:

REVENUES:
Fee income:
Variable annuity policy fees, net of reinsurance	$286,919	$—	$286,919
Asset management fees	—	66,423	66,423
Universal life insurance policy fees, net of reinsurance	36,253	—	36,253
Surrender charges	32,507	—	32,507
Other fees	3,304	18,596	21,900

Total fee income	358,983	85,019	444,002

Investment income	377,556	9,799	387,355
Net realized investment losses	(65,811)	—	(65,811)

Total revenues	670,728	94,818	765,546

BENEFITS AND EXPENSES:
Interest expense	234,261	3,868	238,129
Amortization of bonus interest	16,277	—	16,277
General and administrative expenses	79,287	35,923	115,210
Amortization of deferred acquisition costs and other deferred expenses	171,583	50,901	222,484
Annual commissions	58,389	—	58,389
Claims on universal life contracts, net of reinsurance recoveries	15,716	—	15,716
Guaranteed benefits, net of reinsurance recoveries	67,492	—	67,492

Total benefits and expenses	643,005	90,692	733,697

Pretax income before cumulative effect of accounting change	$27,723	$4,126	$31,849

Total assets	$23,538,832	$214,157	$23,752,989

Expenditures for long-lived assets	$—	$7,297	$7,297

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

FINANCIAL STATEMENTS

DECEMBER 31, 2004

Variable Annuity Account Nine

of

AIG SunAmerica Life Assurance Company

Financial Statements

December 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of AIG SunAmerica Life Assurance Company

and the Contractholders of its separate account, Variable Annuity Account Nine

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account Nine, a separate account of AIG SunAmerica Life Assurance Company (the “Separate Account”) at December 31, 2004, the results of each of their operations for each of the periods indicated, and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

March 31, 2005

1

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2004

	AllianceBernstein Americas Government Income Portfolio (Class A	)	AllianceBernstein International Value Portfolio (Class A	)	AllianceBernstein Real Estate Investment Portfolio (Class A	)	AllianceBernstein Small Cap Value Portfolio (Class A	)	AllianceBernstein Utility Income Portfolio (Class A	)	AllianceBernstein Global Bond Portfolio (Class A	)	AllianceBernstein Global Dollar Government Portfolio (Class A	)

Assets:
Investments in AllianceBernstein Variable Products Series Fund, Inc., at net asset value	$917,137		$1,057,089		$971,266		$1,448,803		$599,658		$229,082		$341,691
Dividend receivable	0		0		0		0		0		0		0

Total Assets:	$917,137		$1,057,089		$971,266		$1,448,803		$599,658		$229,082		$341,691

Liabilities:	0		0		0		0		0		0		0

Net Assets	$917,137		$1,057,089		$971,266		$1,448,803		$599,658		$229,082		$341,691

Accumulation units outstanding	78,848		73,487		57,507		104,889		46,222		17,242		22,863

Contracts with total expenses of 1.40%*:
Net Assets	$0		$0		$0		$0		$0		$0		$0
Accumulation units outstanding	0		0		0		0		0		0		0
Unit value of accumulation units	$0		$0		$0		$0		$0		$0		$0

Contracts with total expenses of 1.50%**:
Net Assets	$0		$0		$0		$0		$0		$0		$0
Accumulation units outstanding	0		0		0		0		0		0		0
Unit value of accumulation units	$0		$0		$0		$0		$0		$0		$0

Contracts with total expenses of 1.60%***:
Net Assets	$0		$0		$0		$0		$0		$0		$0
Accumulation units outstanding	0		0		0		0		0		0		0
Unit value of accumulation units	$0		$0		$0		$0		$0		$0		$0

Contracts with total expenses of 1.65%****:
Net Assets	$917,137		$1,057,089		$971,266		$1,448,803		$599,658		$229,082		$341,691
Accumulation units outstanding	78,848		73,487		57,507		104,889		46,222		17,242		22,863
Unit value of accumulation units	$11.63		$14.38		$16.89		$13.81		$12.97		$13.29		$14.95

Contracts with total expenses of 1.70%*****:
Net Assets	$0		$0		$0		$0		$0		$0		$0
Accumulation units outstanding	0		0		0		0		0		0		0
Unit value of accumulation units	$0		$0		$0		$0		$0		$0		$0

Contracts with total expenses of 1.75%******:
Net Assets	$0		$0		$0		$0		$0		$0		$0
Accumulation units outstanding	0		0		0		0		0		0		0
Unit value of accumulation units	$0		$0		$0		$0		$0		$0		$0

*	Contracts with total expenses of 1.40% are offered only through the AllianceBernstein Ovation product.
**	Contracts with total expenses of 1.50% are offered only through the AllianceBernstein Ovation product.
***	Contracts with total expenses of 1.60% are offered only through the AllianceBernstein Ovation Advisor and AllianceBernstein Ovation Plus products.
****	Contracts with total expenses of 1.65% are offered only through the AllianceBernstein Ovation Advantage product.
*****	Contracts with total expenses of 1.70% are offered only through the AllianceBernstein Ovation Advisor and AllianceBernstein Ovation Plus products.
******	Contracts with total expenses of 1.75% are offered only through the AllianceBernstein Ovation Advantage product.

See accompanying notes to financial statements.

2

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2004

(Continued)

	AllianceBernstein High-Yield Portfolio (Class A	)	AllianceBernstein International Portfolio (Class A	)	AllianceBernstein Small Cap Growth Portfolio (Class A	)	AllianceBernstein Worldwide Privatization Portfolio (Class A	)	AllianceBernstein Americas Government Income Portfolio (Class B	)	AllianceBernstein International Value Portfolio (Class B	)	AllianceBernstein Real Estate Investment Portfolio (Class B	)

Assets:
Investments in AllianceBernstein Variable Products Series Fund, Inc., at net asset value	$662,103		$432,391		$637,200		$336,775		$9,395,876		$18,894,736		$10,458,724
Dividend receivable	0		0		0		0		0		0		0

Total Assets:	$662,103		$432,391		$637,200		$336,775		$9,395,876		$18,894,736		$10,458,724

Liabilities:	0		0		0		0		0		0		0

Net Assets	$662,103		$432,391		$637,200		$336,775		$9,395,876		$18,894,736		$10,458,724

Accumulation units outstanding	53,518		34,866		50,435		22,138		513,866		1,213,119		486,517

Contracts with total expenses of 1.40%*:
Net Assets	$0		$0		$0		$0		$4,912,719		$8,480,511		$5,262,633
Accumulation units outstanding	0		0		0		0		248,058		531,945		230,509
Unit value of accumulation units	$0		$0		$0		$0		$19.80		$15.94		$22.83

Contracts with total expenses of 1.50%**:
Net Assets	$0		$0		$0		$0		$411,596		$429,991		$283,817
Accumulation units outstanding	0		0		0		0		20,810		27,001		12,442
Unit value of accumulation units	$0		$0		$0		$0		$19.78		$15.93		$22.81

Contracts with total expenses of 1.60%***:
Net Assets	$0		$0		$0		$0		$2,793,672		$6,459,755		$3,005,047
Accumulation units outstanding	0		0		0		0		141,832		409,094		132,174
Unit value of accumulation units	$0		$0		$0		$0		$19.70		$15.79		$22.74

Contracts with total expenses of 1.65%****:
Net Assets	$662,103		$432,391		$637,200		$336,775		$1,042,473		$3,113,015		$1,670,708
Accumulation units outstanding	53,518		34,866		50,435		22,138		89,873		217,239		99,255
Unit value of accumulation units	$12.37		$12.40		$12.63		$15.21		$11.60		$14.33		$16.83

Contracts with total expenses of 1.70%*****:
Net Assets	$0		$0		$0		$0		$198,234		$143,419		$125,940
Accumulation units outstanding	0		0		0		0		10,081		9,096		5,550
Unit value of accumulation units	$0		$0		$0		$0		$19.66		$15.77		$22.69

Contracts with total expenses of 1.75%******:
Net Assets	$0		$0		$0		$0		$37,182		$268,045		$110,579
Accumulation units outstanding	0		0		0		0		3,212		18,744		6,587
Unit value of accumulation units	$0		$0		$0		$0		$11.58		$14.30		$16.79

*	Contracts with total expenses of 1.40% are offered only through the AllianceBernstein Ovation product.
**	Contracts with total expenses of 1.50% are offered only through the AllianceBernstein Ovation product.
***	Contracts with total expenses of 1.60% are offered only through the AllianceBernstein Ovation Advisor and AllianceBernstein Ovation Plus products.
****	Contracts with total expenses of 1.65% are offered only through the AllianceBernstein Ovation Advantage product.
*****	Contracts with total expenses of 1.70% are offered only through the AllianceBernstein Ovation Advisor and AllianceBernstein Ovation Plus products.
******	Contracts with total expenses of 1.75% are offered only through the AllianceBernstein Ovation Advantage product.

See accompanying notes to financial statements.

3

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2004

(Continued)

	AllianceBernstein Small Cap Value Portfolio (Class B	)	AllianceBerstein Utility Income Portfolio (Class B	)	AllianceBernstein Value Portfolio (Class B	)	AllianceBernstein Global Bond Portfolio (Class B	)	AllianceBernstein Global Dollar Government Portfolio (Class B	)	AllianceBernstein Growth Portfolio (Class B	)	AllianceBernstein Growth and Income Portfolio (Class B	)

Assets:
Investments in AllianceBernstein Variable Products Series Fund, Inc., at net asset value	$23,828,338		$6,515,588		$28,535,952		$6,018,887		$4,977,466		$17,058,444		$59,091,230
Dividend receivable	0		0		0		0		0		0		0

Total Assets:	$23,828,338		$6,515,588		$28,535,952		$6,018,887		$4,977,466		$17,058,444		$59,091,230

Liabilities:	0		0		0		0		0		0		0

Net Assets	$23,828,338		$6,515,588		$28,535,952		$6,018,887		$4,977,466		$17,058,444		$59,091,230

Accumulation units outstanding	1,475,577		339,625		2,359,230		346,017		200,920		780,560		2,169,320

Contracts with total expenses of 1.40%*:
Net Assets	$14,967,976		$3,915,202		$17,773,280		$3,911,192		$2,708,199		$11,370,143		$34,995,713
Accumulation units outstanding	900,135		188,332		1,467,852		211,346		88,232		462,128		913,898
Unit value of accumulation units	$16.63		$20.79		$12.11		$18.51		$30.69		$24.60		$38.29

Contracts with total expenses of 1.50%**:
Net Assets	$573,967		$71,138		$781,059		$91,790		$17,410		$823,652		$1,636,106
Accumulation units outstanding	34,543		3,427		64,569		4,966		573		33,493		42,739
Unit value of accumulation units	$16.62		$20.76		$12.10		$18.48		$30.39		$24.59		$38.28

Contracts with total expenses of 1.60%***:
Net Assets	$4,802,495		$1,529,220		$5,829,477		$1,077,857		$1,131,536		$2,651,229		$10,927,295
Accumulation units outstanding	290,467		74,096		483,943		59,107		37,150		108,255		286,512
Unit value of accumulation units	$16.53		$20.64		$12.05		$18.24		$30.46		$24.49		$38.14

Contracts with total expenses of 1.65%****:
Net Assets	$3,088,389		$852,262		$3,770,434		$872,992		$1,071,189		$2,055,933		$10,047,619
Accumulation units outstanding	224,404		65,953		311,139		66,021		72,017		167,690		848,758
Unit value of accumulation units	$13.76		$12.92		$12.12		$13.22		$14.87		$12.26		$11.84

Contracts with total expenses of 1.70%*****:
Net Assets	$226,126		$125,524		$229,097		$16,982		$10,630		$95,070		$828,382
Accumulation units outstanding	13,693		6,092		19,045		933		350		3,890		21,746
Unit value of accumulation units	$16.51		$20.60		$12.03		$18.21		$30.37		$24.44		$38.09

Contracts with total expenses of 1.75%******:
Net Assets	$169,385		$22,242		$152,605		$48,074		$38,502		$62,417		$656,115
Accumulation units outstanding	12,335		1,725		12,682		3,644		2,598		5,104		55,667
Unit value of accumulation units	$13.73		$12.90		$12.03		$13.19		$14.82		$12.23		$11.79

*	Contracts with total expenses of 1.40% are offered only through the AllianceBernstein Ovation product.
**	Contracts with total expenses of 1.50% are offered only through the AllianceBernstein Ovation product.
***	Contracts with total expenses of 1.60% are offered only through the AllianceBernstein Ovation Advisor and AllianceBernstein Ovation Plus products.
****	Contracts with total expenses of 1.65% are offered only through the AllianceBernstein Ovation Advantage product.
*****	Contracts with total expenses of 1.70% are offered only through the AllianceBernstein Ovation Advisor and AllianceBernstein Ovation Plus products.
******	Contracts with total expenses of 1.75% are offered only through the AllianceBernstein Ovation Advantage product.

See accompanying notes to financial statements.

4

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2004

(Continued)

	AllianceBernstein High-Yield Portfolio (Class B	)	AllianceBernstein International Portfolio (Class B	)	AllianceBernstein Money Market Portfolio (Class B	)	AllianceBernstein Premier Growth Portfolio (Class B	)	AllianceBernstein Small Growth Value Portfolio (Class B	)	AllianceBernstein Technology Portfolio (Class B	)	AllianceBernstein Total Return Portfolio (Class B	)

Assets:
Investments in AllianceBernstein Variable Products Series Fund, Inc., at net asset value	$12,553,907		$6,525,104		$9,407,937		$23,314,959		$10,453,525		$6,826,481		$41,605,523
Dividend receivable	0		0		7,576		0		0		0		0

Total Assets:	$12,553,907		$6,525,104		$9,415,513		$23,314,959		$10,453,525		$6,826,481		41,605,523

Liabilities:	0		0		0		0		0		0		0

Net Assets	$12,553,907		$6,525,104		$9,415,513		$23,314,959		$10,453,525		$6,826,481		$41,605,523

Accumulation units outstanding	1,141,149		462,028		787,337		1,108,343		875,143		471,463		2,037,825

Contracts with total expenses of 1.40%*:
Net Assets	$7,960,084		$3,735,250		$5,703,778		$12,959,508		$6,096,770		$3,332,320		$19,575,650
Accumulation units outstanding	730,337		257,407		455,580		496,700		514,919		217,973		820,104
Unit value of accumulation units	$10.90		$14.51		$12.52		$26.09		$11.84		$15.29		$23.87

Contracts with total expenses of 1.50%**:
Net Assets	$300,980		$309,297		$327,636		$740,549		$241,724		$286,310		$558,805
Accumulation units outstanding	27,623		21,346		26,208		28,404		20,425		18,740		23,450
Unit value of accumulation units	$10.90		$14.49		$12.50		$26.07		$11.84		$15.28		$23.83

Contracts with total expenses of 1.60%***:
Net Assets	$2,883,532		$1,580,757		$1,725,622		$5,749,206		$2,328,000		$2,334,387		$13,424,678
Accumulation units outstanding	266,807		110,912		139,067		221,410		197,823		154,375		565,128
Unit value of accumulation units	$10.81		$14.25		$12.41		$25.97		$11.77		$15.12		$23.76

Contracts with total expenses of 1.65%****:
Net Assets	$1,157,531		$796,493		$1,211,755		$3,595,607		$1,668,424		$760,609		$6,092,834
Accumulation units outstanding	93,960		64,449		125,058		338,673		132,399		70,851		527,608
Unit value of accumulation units	$12.32		$12.36		$9.69		$10.62		$12.60		$10.74		$11.55

Contracts with total expenses of 1.70%*****:
Net Assets	$170,820		$43,728		$209,374		$42,295		$25,954		$37,215		$1,524,667
Accumulation units outstanding	15,830		3,075		16,896		1,633		2,209		2,468		64,288
Unit value of accumulation units	$10.79		$14.22		$12.39		$25.90		$11.75		$15.08		$23.72

Contracts with total expenses of 1.75%******:
Net Assets	$80,960		$59,579		$237,348		$227,794		$92,653		$75,640		$428,889
Accumulation units outstanding	6,592		4,839		24,528		21,523		7,368		7,056		37,247
Unit value of accumulation units	$12.28		$12.31		$9.68		$10.58		$12.57		$10.72		$11.51

*	Contracts with total expenses of 1.40% are offered only through the AllianceBernstein Ovation product.
**	Contracts with total expenses of 1.50% are offered only through the AllianceBernstein Ovation product.
***	Contracts with total expenses of 1.60% are offered only through the AllianceBernstein Ovation Advisor and AllianceBernstein Ovation Plus products.
****	Contracts with total expenses of 1.65% are offered only through the AllianceBernstein Ovation Advantage product.
*****	Contracts with total expenses of 1.70% are offered only through the AllianceBernstein Ovation Advisor and AllianceBernstein Ovation Plus products.
******	Contracts with total expenses of 1.75% are offered only through the AllianceBernstein Ovation Advantage product.

See accompanying notes to financial statements.

5

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2004

(Continued)

	AllianceBernstein U.S. Government/High Grade Securities Portfolio (Class B	)	AllianceBernstein U.S. Large Cap Blended Style Portfolio (Class B	)	AllianceBernstein Worldwide Privatization Portfolio (Class B	)	AllianceBernstein Wealth Appreciation Strategy Portfolio (Class B	)	AllianceBernstein Balanced Wealth Strategy Portfolio (Class B	)

Assets:
Investments in AllianceBernstein Variable Products Series Fund, Inc., at net asset value	$18,378,555		$13,073,820		$4,250,880		$10,308,032		$17,719,108
Dividend receivable	0		0		0		0		0

Total Assets:	18,378,555		13,073,820		4,250,880		10,308,032		17,719,108

Liabilities:	0		0		0		0		0

Net Assets	$18,378,555		$13,073,820		$4,250,880		$10,308,032		$17,719,108

Accumulation units outstanding	1,241,230		1,125,777		194,928		974,118		1,677,266

Contracts with total expenses of 1.40%*:
Net Assets	$11,060,769		$7,314,618		$2,062,041		$3,404,409		$4,086,201
Accumulation units outstanding	699,186		628,960		85,489		321,199		386,434
Unit value of accumulation units	$15.82		$11.63		$24.12		$10.60		$10.57

Contracts with total expenses of 1.50%**:
Net Assets	$277,388		$465,403		$111,530		$1,547,325		$2,413,703
Accumulation units outstanding	17,550		40,040		4,629		146,462		228,277
Unit value of accumulation units	$15.81		$11.62		$24.09		$10.56		$10.57

Contracts with total expenses of 1.60%***:
Net Assets	$4,297,244		$4,627,296		$1,314,506		$2,758,696		$1,926,082
Accumulation units outstanding	273,171		399,124		55,673		260,657		182,248
Unit value of accumulation units	$15.73		$11.59		$23.61		$10.58		$10.57

Contracts with total expenses of 1.65%****:
Net Assets	$2,662,966		$555,121		$644,080		$969,757		$3,380,125
Accumulation units outstanding	245,212		47,991		42,687		91,652		319,905
Unit value of accumulation units	$10.86		$11.57		$15.09		$10.58		$10.57

Contracts with total expenses of 1.70%*****:
Net Assets	$45,275		$39,873		$60,009		$635,764		$2,981,214
Accumulation units outstanding	2,890		3,446		2,546		60,229		282,516
Unit value of accumulation units	$15.67		$11.57		$23.57		$10.56		$10.55

Contracts with total expenses of 1.75%******:
Net Assets	$34,913		$71,509		$58,714		$992,081		$2,931,783
Accumulation units outstanding	3,221		6,216		3,904		93,919		277,886
Unit value of accumulation units	$10.84		$11.50		$15.04		$10.56		$10.55

*	Contracts with total expenses of 1.40% are offered only through the AllianceBernstein Ovation product.
**	Contracts with total expenses of 1.50% are offered only through the AllianceBernstein Ovation product.
***	Contracts with total expenses of 1.60% are offered only through the AllianceBernstein Ovation Advisor and AllianceBernstein Ovation Plus products.
****	Contracts with total expenses of 1.65% are offered only through the AllianceBernstein Ovation Advantage product.
*****	Contracts with total expenses of 1.70% are offered only through the AllianceBernstein Ovation Advisor and AllianceBernstein Ovation Plus products.
******	Contracts with total expenses of 1.75% are offered only through the AllianceBernstein Ovation Advantage product.

See accompanying notes to financial statements.

6

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

DECEMBER 31, 2004

Variable Accounts	Shares	Net Asset Value Per Share	Net Asset Value	Cost

ALLIANCEBERNSTEIN Variable Products Series Fund, Inc.:
AllianceBernstein Americas Government Income Portfolio (Class A)	71,041	$12.91	$917,137	$905,787
AllianceBernstein International Value Portfolio (Class A)	63,261	16.71	1,057,089	785,405
AllianceBernstein Real Estate Investment Portfolio (Class A)	47,012	20.66	971,266	672,478
AllianceBernstein Small Cap Value Portfolio (Class A)	86,033	16.84	1,448,803	963,049
AllianceBernstein Utility Income Portfolio (Class A)	33,003	18.17	599,658	476,828
AllianceBernstein Global Bond Portfolio (Class A)	16,807	13.63	229,082	213,081
AllianceBernstein Global Dollar Government Portfolio (Class A)	23,103	14.79	341,691	290,823
AllianceBernstein High-Yield Portfolio (Class A)	83,074	7.97	662,103	618,043
AllianceBernstein International Portfolio (Class A)	28,335	15.26	432,391	296,751
AllianceBernstein Small Cap Growth Portfolio (Class A)	54,695	11.65	637,200	419,230
AllianceBernstein Worldwide Privatization Portfolio (Class A)	16,689	20.18	336,775	245,424
AllianceBernstein Americas Government Income Portfolio (Class B)	728,363	12.90	9,395,876	9,384,917
AllianceBernstein International Value Portfolio (Class B)	1,137,552	16.61	18,894,736	14,757,594
AllianceBernstein Real Estate Investment Portfolio (Class B)	509,188	20.54	10,458,724	7,845,349
AllianceBernstein Small Cap Value Portfolio (Class B)	1,419,198	16.79	23,828,338	19,110,716
AllianceBernstein Utility Income Portfolio (Class B)	359,977	18.10	6,515,588	5,285,574
AllianceBernstein Value Portfolio (Class B)	2,275,594	12.54	28,535,952	23,568,905
AllianceBernstein Global Bond Portfolio (Class B)	445,513	13.51	6,018,887	5,712,788
AllianceBernstein Global Dollar Government Portfolio (Class B)	337,684	14.74	4,977,466	4,613,434
AllianceBernstein Growth Portfolio (Class B)	945,066	18.05	17,058,444	14,380,105
AllianceBernstein Growth and Income Portfolio (Class B)	2,475,544	23.87	59,091,230	50,217,315
AllianceBernstein High-Yield Portfolio (Class B)	1,579,108	7.95	12,553,907	12,032,443
AllianceBernstein International Portfolio (Class B)	430,700	15.15	6,525,104	5,372,233
AllianceBernstein Money Market Portfolio (Class B)	9,407,937	1.00	9,407,937	9,407,937
AllianceBernstein Premier Growth Portfolio (Class B)	1,008,869	23.11	23,314,959	20,274,670
AllianceBernstein Small Cap Growth Portfolio (Class B)	906,637	11.53	10,453,525	8,569,104
AllianceBernstein Technology Portfolio (Class B)	452,684	15.08	6,826,481	5,972,528
AllianceBernstein Total Return Portfolio (Class B)	2,209,534	18.83	41,605,523	37,864,693
AllianceBernstein U.S. Government/High Grade Securities Portfolio (Class B)	1,508,913	12.18	18,378,555	18,574,562
AllianceBernstein US Large Cap Blended Style Portfolio (Class B)	1,099,564	11.89	13,073,820	11,759,463
AllianceBernstein Worldwide Privatization Portfolio (Class B)	211,381	20.11	4,250,880	3,436,172
AllianceBernstein Wealth Appreciation Strategy Portfolio (Class B)	966,076	10.67	10,308,032	9,577,880
AllianceBernstein Balanced Wealth Strategy Portfolio (Class B)	1,663,766	10.65	17,719,108	16,905,560

See accompanying notes to financial statements.

7

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED

DECEMBER 31, 2004

	AllianceBernstein Americas Government Income Portfolio (Class A )	AllianceBernstein International Value Portfolio (Class A )	AllianceBernstein Real Estate Investment Portfolio (Class A )	AllianceBernstein Small Cap Value Portfolio (Class A )	AllianceBernstein Utility Income Portfolio (Class A )	AllianceBernstein Value Portfolio (Class A )	AllianceBernstein Global Bond Portfolio (Class A )

Investment income:
Dividends	$20,929	$2,820	$12,850	$2,501	$6,180	$0	$13,280

Total investment income	20,929	2,820	12,850	2,501	6,180	0	13,280

Expenses:
Mortality and expense risk charge	(12,745)	(8,256)	(10,728)	(18,775)	(5,261)	0	(3,091)
Distribution expense charge	(2,276)	(1,474)	(1,916)	(3,353)	(939)	0	(552)

Total expenses	(15,021)	(9,730)	(12,644)	(22,128)	(6,200)	0	(3,643)

Net investment income (loss)	5,908	(6,910)	206	(19,627)	(20)	0	9,637

Net realized gains (losses) from securities transactions:
Proceeds from shares sold	1,837,547	80,523	608,593	209,797	99,468	237	60,653
Cost of shares sold	(1,895,895)	(60,602)	(456,635)	(157,844)	(85,322)	(171)	(59,510)

Net realized gains (losses) from securities transactions	(58,348)	19,921	151,958	51,953	14,146	66	1,143
Realized gain distributions	0	1,166	0	32,152	0	0	4,650

Net realized gains (losses)	(58,348)	21,087	151,958	84,105	14,146	66	5,793

Net unrealized appreciation (depreciation) of investments:
Beginning of period	16,593	139,723	190,369	330,519	41,193	68	15,051
End of period	11,350	271,684	298,788	485,754	122,830	0	16,001

Change in net unrealized appreciation (depreciation) of investments	(5,243)	131,961	108,419	155,235	81,637	(68)	950

Increase (decrease) in net assets from operations	$(57,683)	$146,138	$260,583	$219,713	$95,763	$(2)	$16,380

See accompanying notes to financial statements.

8

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED

DECEMBER 31, 2004

(Continued)

	AllianceBernstein Global Dollar Government Portfolio (Class A )	AllianceBernstein Growth Portfolio (Class A )	AllianceBernstein Growth and Income Portfolio (Class A )	AllianceBernstein High-Yield Portfolio (Class A )	AllianceBernstein International Portfolio (Class A )	AllianceBernstein Money Market Portfolio (Class A	)	AllianceBernstein Premier Growth Portfolio (Class A )

Investment income:
Dividends	$14,896	$0	$0	$45,357	$931	$0		$0

Total investment income	14,896	0	0	45,357	931	0		0

Expenses:
Mortality and expense risk charge	(3,926)	0	0	(10,060)	(4,925)	0		0
Distribution expense charge	(701)	0	0	(1,797)	(880)	0		0

Total expenses	(4,627)	0	0	(11,857)	(5,805)	0		0

Net investment income (loss)	10,269	0	0	33,500	(4,874)	0		0

Net realized gains (losses) from securities transactions:
Proceeds from shares sold	81,483	211	199	755,970	19,166	142		179
Cost of shares sold	(71,309)	(141)	(143)	(711,930)	(15,595)	(142)		(141)

Net realized gains (losses) from securities transactions	10,174	70	56	44,040	3,571	0		38
Realized gain distributions	0	0	0	0	0	0		0

Net realized gains (losses)	10,174	70	56	44,040	3,571	0		38

Net unrealized appreciation (depreciation) of investments:
Beginning of period	46,044	61	55	82,046	78,282	0		42
End of period	50,868	0	0	44,060	135,640	0		0

Change in net unrealized appreciation (depreciation) of investments	4,824	(61)	(55)	(37,986)	57,358	0		(42)

Increase (decrease) in net assets from operations	$25,267	$9	$1	$39,554	$56,055	$0		$(4)

See accompanying notes to financial statements.

9

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED

DECEMBER 31, 2004

(Continued)

	AllianceBernstein Small Cap Growth Portfolio (Class A )	AllianceBernstein Technology Portfolio (Class A )	AllianceBernstein Total Return Portfolio (Class A )	AllianceBernstein U.S. Government/High Grade Securities Portfolio (Class A )	AllianceBernstein Worldwide Privatization Portfolio (Class A )	AllianceBernstein Americas Government Income Portfolio (Class B )	AllianceBernstein International Value Portfolio (Class B )

Investment income:
Dividends	$0	$0	$0	$0	$264	$347,443	$54,744

Total investment income	0	0	0	0	264	347,443	54,744

Expenses:
Mortality and expense risk charge	(8,441)	0	0	0	(2,431)	(108,974)	(184,028)
Distribution expense charge	(1,507)	0	0	0	(434)	(7,582)	(13,704)

Total expenses	(9,948)	0	0	0	(2,865)	(116,556)	(197,732)

Net investment income (loss)	(9,948)	0	0	0	(2,601)	230,887	(142,988)

Net realized gains (losses) from securities transactions:
Proceeds from shares sold	91,192	181	177	151	9,067	4,553,804	4,423,799
Cost of shares sold	(71,080)	(142)	(146)	(146)	(7,844)	(4,698,821)	(3,950,898)

Net realized gains (losses) from securities transactions	20,112	39	31	5	1,223	(145,017)	472,901
Realized gain distributions	0	0	0	0	0	0	27,372

Net realized gains (losses)	20,112	39	31	5	1,223	(145,017)	500,273

Net unrealized appreciation (depreciation) of investments:
Beginning of period	157,235	48	32	7	31,627	46,548	1,264,259
End of period	217,970	0	0	0	91,351	10,959	4,137,142

Change in net unrealized appreciation (depreciation) of investments	60,735	(48)	(32)	(7)	59,724	(35,589)	2,872,883

Increase (decrease) in net assets from operations	$70,899	$(9)	$(1)	$(2)	$58,346	$50,281	$3,230,168

See accompanying notes to financial statements.

10

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED

DECEMBER 31, 2004

(Continued)

	AllianceBernstein Real Estate Investment Portfolio (Class B )	AllianceBernstein Small Cap Value Portfolio (Class B )	AllianceBerstein Utility Income Portfolio (Class B )	AllianceBernstein Value Portfolio (Class B )	AllianceBernstein Global Bond Portfolio (Class B )	AllianceBernstein Global Dollar Government Portfolio (Class B )	AllianceBernstein Growth Portfolio (Class B )

Investment income:
Dividends	$153,394	$14,321	$85,051	$201,456	$292,688	$308,029	$0

Total investment income	153,394	14,321	85,051	201,456	292,688	308,029	0

Expenses:
Mortality and expense risk charge	(102,952)	(252,489)	(62,280)	(321,409)	(73,135)	(59,852)	(180,191)
Distribution expense charge	(7,330)	(13,060)	(3,301)	(17,852)	(3,879)	(4,160)	(8,532)

Total expenses	(110,282)	(265,549)	(65,581)	(339,261)	(77,014)	(64,012)	(188,723)

Net investment income (loss)	43,112	(251,228)	19,470	(137,805)	215,674	244,017	(188,723)

Net realized gains (losses) from securities transactions:
Proceeds from shares sold	2,788,691	2,861,771	620,044	2,978,636	1,441,241	1,499,240	1,835,027
Cost of shares sold	(2,404,889)	(2,471,166)	(560,444)	(2,629,620)	(1,421,585)	(1,468,060)	(1,682,424)

Net realized gains (losses) from securities transactions	383,802	390,605	59,600	349,016	19,656	31,180	152,603
Realized gain distributions	0	429,626	0	0	105,900	0	0

Net realized gains (losses)	383,802	820,231	59,600	349,016	125,556	31,180	152,603

Net unrealized appreciation (depreciation) of investments:
Beginning of period	586,592	2,030,057	258,656	2,332,843	166,182	276,918	989,828
End of period	2,613,375	4,717,622	1,230,014	4,967,047	306,099	364,032	2,678,339

Change in net unrealized appreciation (depreciation) of investments	2,026,783	2,687,565	971,358	2,634,204	139,917	87,114	1,688,511

Increase (decrease) in net assets from operations	$2,453,697	$3,256,568	$1,050,428	$2,845,415	$481,147	$362,311	$1,652,391

See accompanying notes to financial statements.

11

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED

DECEMBER 31, 2004

(Continued)

	AllianceBernstein Growth and Income Portfolio (Class B )	AllianceBernstein High-Yield Portfolio (Class B )	AllianceBernstein International Portfolio (Class B )	AllianceBernstein Money Market Portfolio (Class B )	AllianceBernstein Premier Growth Portfolio (Class B )	AllianceBernstein Small Cap Growth Portfolio (Class B )	AllianceBernstein Technology Portfolio (Class B )

Investment income:
Dividends	$356,032	$641,967	$8,812	$47,447	$0	$0	$0

Total investment income	356,032	641,967	8,812	47,447	0	0	0

Expenses:
Mortality and expense risk charge	(681,668)	(142,631)	(63,067)	(146,382)	(281,886)	(108,768)	(72,895)
Distribution expense charge	(40,871)	(7,812)	(3,865)	(12,467)	(17,781)	(6,655)	(5,103)

Total expenses	(722,539)	(150,443)	(66,932)	(158,849)	(299,667)	(115,423)	(77,998)

Net investment income (loss)	(366,507)	491,524	(58,120)	(111,402)	(299,667)	(115,423)	(77,998)

Net realized gains (losses) from securities transactions:
Proceeds from shares sold	9,808,954	3,493,260	1,202,454	31,586,306	4,229,109	1,517,205	1,045,917
Cost of shares sold	(8,892,909)	(3,408,327)	(1,128,392)	(31,586,306)	(3,925,590)	(1,341,686)	(988,579)

Net realized gains (losses) from securities transactions	916,045	84,933	74,062	0	303,519	175,519	57,338
Realized gain distributions	0	0	0	0	0	0	0

Net realized gains (losses)	916,045	84,933	74,062	0	303,519	175,519	57,338

Net unrealized appreciation (depreciation) of investments:
Beginning of period	4,561,497	439,758	314,607	0	1,540,563	804,505	535,967
End of period	8,873,915	521,464	1,152,871	0	3,040,289	1,884,421	853,953

Change in net unrealized appreciation (depreciation) of investments	4,312,418	81,706	838,264	0	1,499,726	1,079,916	317,986

Increase (decrease) in net assets from operations	$4,861,956	$658,163	$854,206	$(111,402)	$1,503,578	$1,140,012	$297,326

See accompanying notes to financial statements.

12

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED

DECEMBER 31, 2004

(Continued)

	AllianceBernstein Total Return Portfolio (Class B )	AllianceBernstein U.S. Government/High Grade Securities Portfolio (Class B )	AllianceBernstein U.S. Large Cap Blended Style Portfolio (Class B )	AllianceBernstein Worldwide Privatization Portfolio (Class B )	AllianceBernstein Wealth Appreciation Strategy Portfolio (Class B	) (1)	AllianceBernstein Balanced Wealth Strategy Portfolio (Class B	) (1)

Investment income:
Dividends	$736,697	$446,300	$7,497	$2,606	$0		$0

Total investment income	736,697	446,300	7,497	2,606	0		0

Expenses:
Mortality and expense risk charge	(479,705)	(233,912)	(139,171)	(35,523)	(34,411)		(58,337)
Distribution expense charge	(38,659)	(14,525)	(7,934)	(2,511)	(2,626)		(6,029)

Total expenses	(518,364)	(248,437)	(147,105)	(38,034)	(37,037)		(64,366)

Net investment income (loss)	218,333	197,863	(139,608)	(35,428)	(37,037)		(64,366)

Net realized gains (losses) from securities transactions:
Proceeds from shares sold	5,088,977	4,599,745	1,412,535	1,105,982	435,082		820,665
Cost of shares sold	(4,843,894)	(4,630,466)	(1,370,837)	(1,006,111)	(415,477)		(792,371)

Net realized gains (losses) from securities transactions	245,083	(30,721)	41,698	99,871	19,605		28,294
Realized gain distributions	0	478,178	0	0	0		0

Net realized gains (losses)	245,083	447,457	41,698	99,871	19,605		28,294

Net unrealized appreciation (depreciation) of investments:
Beginning of period	1,654,622	100,626	310,822	186,133	0		0
End of period	3,740,830	(196,007)	1,314,357	814,708	730,152		813,548

Change in net unrealized appreciation (depreciation) of investments	2,086,208	(296,633)	1,003,535	628,575	730,152		813,548

Increase (decrease) in net assets from operations	$2,549,624	$348,687	$905,625	$693,018	$712,720		$777,476

(1)	For the period from July 1, 2004 (inception) to December 31, 2004.

See accompanying notes to financial statements.

13

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

DECEMBER 31, 2004

	AllianceBernstein Americas Government Income Portfolio (Class A )	AllianceBernstein International Value Portfolio (Class A )	AllianceBernstein Real Estate Investment Portfolio (Class A )	AllianceBernstein Small Cap Value Portfolio (Class A )	AllianceBernstein Utility Income Portfolio (Class A )	AllianceBernstein Value Portfolio (Class A	) **	AllianceBernstein Global Bond Portfolio (Class A )	AllianceBernstein Global Dollar Government Portfolio (Class A )	AllianceBernstein Growth Portfolio (Class A )**

INCREASE IN NET ASSETS:
From operations:
Net investment income (loss)	$5,908	$(6,910)	$206	$(19,627)	$(20)	$0		$9,637	$10,269	$0
Net realized gains (losses)	(58,348)	21,087	151,958	84,105	14,146	66		5,793	10,174	70
Change in net unrealized appreciation (depreciation) of investments	(5,243)	131,961	108,419	155,235	81,637	(68)		950	4,824	(61)

Increase (decrease) in net assets from operations	(57,683)	146,138	260,583	219,713	95,763	(2)		16,380	25,267	9

From capital transactions:
Net proceeds from units sold	36,076	13,748	10,639	18,449	3,789	0		16,427	60	0
Cost of units redeemed	(37,218)	(52,002)	(38,245)	(60,036)	(44,719)	(237)		(19,958)	(921)	(211)
Optional enhanced death benefits	(3,384)	(1,565)	(1,792)	(2,721)	(1,247)	0		(497)	(698)	0
Net transfers	(120,745)	469,106	(277,371)	(6,841)	254,924	0		14,954	50,480	0
Contract maintenance charge	(138)	(110)	(64)	(103)	(10)	0		(21)	(11)	0

Increase in net assets from capital transactions	(125,409)	429,177	(306,833)	(51,252)	212,736	(237)		10,905	48,910	(211)

Increase in net assets	(183,092)	575,315	(46,250)	168,461	308,499	(239)		27,285	74,177	(202)
Net assets at beginning of period	1,100,229	481,774	1,017,516	1,280,342	291,159	239		201,797	267,514	202

Net assets at end of period	$917,137	$1,057,089	$971,266	$1,448,803	$599,658	$0		$229,082	$341,691	$0

ANALYSIS OF INCREASE IN UNITS OUTSTANDING:
Contracts with total expenses of .25% :
Units sold	0	0	0	0	0	0		0	0	0
Units redeemed	(14)	(17)	(17)	(17)	(17)	(17)		(14)	(14)	(14)
Units transferred	0	0	0	0	0	0		0	0	0

Increase in units outstanding	(14)	(17)	(17)	(17)	(17)	(17)		(14)	(14)	(14)
Beginning units	14	17	17	17	17	17		14	14	14

Ending units	0	0	0	0	0	0		0	0	0

Contracts with total expenses of 1.40% :
Units sold	0	0	0	0	0	0		0	0	0
Units redeemed	0	0	0	0	0	0		0	0	0
Units transferred	0	0	0	0	0	0		0	0	0

Increase in units outstanding	0	0	0	0	0	0		0	0	0
Beginning units	0	0	0	0	0	0		0	0	0

Ending units	0	0	0	0	0	0		0	0	0

Contracts with total expenses of 1.50% :
Units sold	0	0	0	0	0	0		0	0	0
Units redeemed	0	0	0	0	0	0		0	0	0
Units transferred	0	0	0	0	0	0		0	0	0

Increase in units outstanding	0	0	0	0	0	0		0	0	0
Beginning units	0	0	0	0	0	0		0	0	0

Ending units	0	0	0	0	0	0		0	0	0

Contracts with total expenses of 1.60% :
Units sold	0	0	0	0	0	0		0	0	0
Units redeemed	0	0	0	0	0	0		0	0	0
Units transferred	0	0	0	0	0	0		0	0	0

Increase in units outstanding	0	0	0	0	0	0		0	0	0
Beginning units	0	0	0	0	0	0		0	0	0

Ending units	0	0	0	0	0	0		0	0	0

Contracts with total expenses of 1.65% :
Units sold	3,128	1,123	803	1,499	341	0		1,329	4	0
Units redeemed	(3,620)	(4,346)	(2,892)	(5,161)	(4,076)	0		(1,641)	(102)	0
Units transferred	(18,225)	35,484	(20,756)	(205)	22,533	0		1,188	3,588	0

Increase in units outstanding	(18,717)	32,261	(22,845)	(3,867)	18,798	0		876	3,490	0
Beginning units	97,565	41,226	80,352	108,756	27,424	0		16,366	19,373	0

Ending units	78,848	73,487	57,507	104,889	46,222	0		17,242	22,863	0

Contracts with total expenses of 1.70% :
Units sold	0	0	0	0	0	0		0	0	0
Units redeemed	0	0	0	0	0	0		0	0	0
Units transferred	0	0	0	0	0	0		0	0	0

Increase in units outstanding	0	0	0	0	0	0		0	0	0
Beginning units	0	0	0	0	0	0		0	0	0

Ending units	0	0	0	0	0	0		0	0	0

Contracts with total expenses of 1.75% :
Units sold	0	0	0	0	0	0		0	0	0
Units redeemed	0	0	0	0	0	0		0	0	0
Units transferred	0	0	0	0	0	0		0	0	0

Increase in units outstanding	0	0	0	0	0	0		0	0	0
Beginning units	0	0	0	0	0	0		0	0	0

Ending units	0	0	0	0	0	0		0	0	0

**	Decrease relates to net assets retained in Variable Annuity Account Nine by AIG SunAmerica Life Assurance Company.

See accompanying notes to financial statements.

14

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

DECEMBER 31, 2004

(continued)

	AllianceBernstein Growth and Income Portfolio (Class A )**	AllianceBernstein High-Yield Portfolio (Class A )	AllianceBernstein International Portfolio (Class A )	AllianceBernstein Money Market Portfolio (Class A )**	AllianceBernstein Premier Growth Portfolio (Class A )**	AllianceBernstein Small Cap Growth Portfolio (Class A )	AllianceBernstein Technology Portfolio (Class A )**	AllianceBernstein Total Return Portfolio (Class A )**	AllianceBernstein U.S. Government/High Grade Securities Portfolio (Class A )**

INCREASE IN NET ASSETS:
From operations:
Net investment income (loss)	$0	$33,500	$(4,874)	$0	$0	$(9,948)	$0	$0	$0
Net realized gains (losses)	56	44,040	3,571	0	38	20,112	39	31	5
Change in net unrealized appreciation (depreciation) of investments	(55)	(37,986)	57,358	0	(42)	60,735	(48)	(32)	(7)

Increase (decrease) in net assets from operations	1	39,554	56,055	0	(4)	70,899	(9)	(1)	(2)
From capital transactions:
Net proceeds from units sold	0	15,350	10,828	0	0	123	0	0	0
Cost of units redeemed	(199)	(20,595)	(5,855)	(142)	(179)	(26,151)	(180)	(176)	(152)
Optional enhanced death benefits	0	(2,361)	(458)	0	0	(1,507)	0	0	0
Net transfers	0	(434,385)	42,050	0	0	(15,655)	0	0	0
Contract maintenance charge	0	(74)	(35)	0	0	(70)	0	0	0

Increase in net assets from capital transactions	(199)	(442,065)	46,530	(142)	(179)	(43,260)	(180)	(176)	(152)

Increase in net assets	(198)	(402,511)	102,585	(142)	(183)	27,639	(189)	(177)	(154)
Net assets at beginning of period	198	1,064,614	329,806	142	183	609,561	189	177	154

Net assets at end of period	$0	$662,103	$432,391	$0	$0	$637,200	$0	$0	$0

ANALYSIS OF INCREASE IN UNITS OUTSTANDING:
Contracts with total expenses of .25% :
Units sold	0	0	0	0	0	0	0	0	0
Units redeemed	(14)	(14)	(14)	(14)	(14)	(14)	(14)	(14)	(14)
Units transferred	0	0	0	0	0	0	0	0	0

Increase in units outstanding	(14)	(14)	(14)	(14)	(14)	(14)	(14)	(14)	(14)
Beginning units	14	14	14	14	14	14	14	14	14

Ending units	0	0	0	0	0	0	0	0	0

Contracts with total expenses of 1.40% :
Units sold	0	0	0	0	0	0	0	0	0
Units redeemed	0	0	0	0	0	0	0	0	0
Units transferred	0	0	0	0	0	0	0	0	0

Increase in units outstanding	0	0	0	0	0	0	0	0	0
Beginning units	0	0	0	0	0	0	0	0	0

Ending units	0	0	0	0	0	0	0	0	0

Contracts with total expenses of 1.50% :
Units sold	0	0	0	0	0	0	0	0	0
Units redeemed	0	0	0	0	0	0	0	0	0
Units transferred	0	0	0	0	0	0	0	0	0

Increase in units outstanding	0	0	0	0	0	0	0	0	0
Beginning units	0	0	0	0	0	0	0	0	0

Ending units	0	0	0	0	0	0	0	0	0

Contracts with total expenses of 1.60% :
Units sold	0	0	0	0	0	0	0	0	0
Units redeemed	0	0	0	0	0	0	0	0	0
Units transferred	0	0	0	0	0	0	0	0	0

Increase in units outstanding	0	0	0	0	0	0	0	0	0
Beginning units	0	0	0	0	0	0	0	0	0

Ending units	0	0	0	0	0	0	0	0	0

Contracts with total expenses of 1.65% :
Units sold	0	1,302	983	0	0	11	0	0	0
Units redeemed	0	(1,925)	(554)	0	0	(2,385)	0	0	0
Units transferred	0	(37,240)	3,686	0	0	(1,537)	0	0	0

Increase in units outstanding	0	(37,863)	4,115	0	0	(3,911)	0	0	0
Beginning units	0	91,381	30,751	0	0	54,346	0	0	0

Ending units	0	53,518	34,866	0	0	50,435	0	0	0

Contracts with total expenses of 1.70% :
Units sold	0	0	0	0	0	0	0	0	0
Units redeemed	0	0	0	0	0	0	0	0	0
Units transferred	0	0	0	0	0	0	0	0	0

Increase in units outstanding	0	0	0	0	0	0	0	0	0
Beginning units	0	0	0	0	0	0	0	0	0

Ending units	0	0	0	0	0	0	0	0	0

Contracts with total expenses of 1.75% :
Units sold	0	0	0	0	0	0	0	0	0
Units redeemed	0	0	0	0	0	0	0	0	0
Units transferred	0	0	0	0	0	0	0	0	0

Increase in units outstanding	0	0	0	0	0	0	0	0	0
Beginning units	0	0	0	0	0	0	0	0	0

Ending units	0	0	0	0	0	0	0	0	0

**	Decrease relates to net assets retained in Variable Annuity Account Nine by AIG SunAmerica Life Assurance Company.

See accompanying notes to financial statements.

15

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

DECEMBER 31, 2004

(continued)

	AllianceBernstein Worldwide Privatization Portfolio (Class A )	AllianceBernstein Americas Government Income Portfolio (Class B )	AllianceBernstein International Value Portfolio (Class B )	AllianceBernstein Real Estate Investment Portfolio (Class B )	AllianceBernstein Small Cap Value Portfolio (Class B )	AllianceBernstein Utility Income Portfolio (Class B )	AllianceBernstein Value Portfolio (Class B )	AllianceBernstein Global Bond Portfolio (Class B )	AllianceBernstein Global Dollar Government Portfolio (Class B )

INCREASE IN NET ASSETS:
From operations:
Net investment income (loss)	$(2,601)	$230,887	$(142,988)	$43,112	$(251,228)	$19,470	$(137,805)	$215,674	$244,017
Net realized gains (losses)	1,223	(145,017)	500,273	383,802	820,231	59,600	349,016	125,556	31,180
Change in net unrealized appreciation (depreciation) of investments	59,724	(35,589)	2,872,883	2,026,783	2,687,565	971,358	2,634,204	139,917	87,114

Increase (decrease) in net assets from operations	58,346	50,281	3,230,168	2,453,697	3,256,568	1,050,428	2,845,415	481,147	362,311

From capital transactions:
Net proceeds from units sold	0	2,783,721	3,567,667	2,393,002	5,325,687	752,586	6,011,444	1,197,462	927,266
Cost of units redeemed	(5,110)	(596,300)	(601,032)	(468,339)	(1,053,916)	(287,248)	(1,286,228)	(337,270)	(220,053)
Optional enhanced death benefits	(512)	(14,931)	(39,458)	(19,315)	(47,404)	(7,670)	(51,070)	(10,978)	(8,664)
Net transfers	180,218	1,475,509	3,787,216	1,353,647	3,820,014	2,205,579	4,424,755	1,166,798	755,300
Contract maintenance charge	(5)	(870)	(640)	(630)	(1,372)	(407)	(1,811)	(333)	(299)

Increase in net assets from capital transactions	174,591	3,647,129	6,713,753	3,258,364	8,043,008	2,662,840	9,097,091	2,015,679	1,453,549

Increase in net assets	232,937	3,697,410	9,943,921	5,712,061	11,299,576	3,713,268	11,942,506	2,496,826	1,815,860
Net assets at beginning of period	103,838	5,698,466	8,950,815	4,746,663	12,528,762	2,802,320	16,593,446	3,522,061	3,161,606

Net assets at end of period	$336,775	$9,395,876	$18,894,736	$10,458,724	$23,828,338	$6,515,588	$28,535,952	$6,018,887	$4,977,466

ANALYSIS OF INCREASE IN UNITS OUTSTANDING:
Contracts with total expenses of .25% :
Units sold	0	0	0	0	0	0	0	0	0
Units redeemed	(14)	0	0	0	0	0	0	0	0
Units transferred	0	0	0	0	0	0	0	0	0

Increase in units outstanding	(14)	0	0	0	0	0	0	0	0
Beginning units	14	0	0	0	0	0	0	0	0

Ending units	0	0	0	0	0	0	0	0	0

Contracts with total expenses of 1.40% :
Units sold	0	74,953	101,343	61,533	170,305	27,421	278,508	31,942	14,397
Units redeemed	0	(13,891)	(26,551)	(15,800)	(58,408)	(12,280)	(86,231)	(12,609)	(4,677)
Units transferred	0	51,437	98,494	49,168	165,280	61,578	305,275	44,006	7,605

Increase in units outstanding	0	112,499	173,286	94,901	277,177	76,719	497,552	63,339	17,325
Beginning units	0	135,559	358,659	135,608	622,958	111,613	970,300	148,007	70,907

Ending units	0	248,058	531,945	230,509	900,135	188,332	1,467,852	211,346	88,232

Contracts with total expenses of 1.50% :
Units sold	0	14,126	17,519	8,076	25,058	2,092	53,134	3,409	990
Units redeemed	0	(650)	(462)	(344)	(1,925)	(254)	(1,020)	(639)	(935)
Units transferred	0	7,334	9,944	4,710	11,410	1,589	12,455	2,196	518

Increase in units outstanding	0	20,810	27,001	12,442	34,543	3,427	64,569	4,966	573
Beginning units	0	0	0	0	0	0	0	0	0

Ending units	0	20,810	27,001	12,442	34,543	3,427	64,569	4,966	573

Contracts with total expenses of 1.60% :
Units sold	0	37,848	57,544	35,996	80,756	7,551	111,486	16,365	6,063
Units redeemed	0	(13,044)	(9,573)	(7,202)	(8,043)	(2,533)	(19,116)	(3,663)	(1,249)
Units transferred	0	(2,131)	83,931	2,436	28,616	32,240	36,694	1,254	(1,956)

Increase in units outstanding	0	22,673	131,902	31,230	101,329	37,258	129,064	13,956	2,858
Beginning units	0	119,159	277,192	100,944	189,138	36,838	354,879	45,151	34,292

Ending units	0	141,832	409,094	132,174	290,467	74,096	483,943	59,107	37,150

Contracts with total expenses of 1.65% :
Units sold	0	18,585	89,784	28,958	86,760	4,047	82,508	21,185	20,520
Units redeemed	(417)	(6,728)	(11,523)	(2,693)	(7,491)	(1,186)	(14,954)	(4,562)	(1,969)
Units transferred	14,227	5,317	74,948	17,491	56,758	36,458	36,184	31,796	40,023

Increase in units outstanding	13,810	17,174	153,209	43,756	136,027	39,319	103,738	48,419	58,574
Beginning units	8,328	72,699	64,030	55,499	88,377	26,634	207,401	17,602	13,443

Ending units	22,138	89,873	217,239	99,255	224,404	65,953	311,139	66,021	72,017

Contracts with total expenses of 1.70% :
Units sold	0	3,779	2,003	2,799	11,044	2,431	17,073	793	350
Units redeemed	0	(211)	(127)	(85)	(211)	(208)	(302)	(20)	0
Units transferred	0	6,513	7,220	2,836	2,860	3,869	2,274	160	0

Increase in units outstanding	0	10,081	9,096	5,550	13,693	6,092	19,045	933	350
Beginning units	0	0	0	0	0	0	0	0	0

Ending units	0	10,081	9,096	5,550	13,693	6,092	19,045	933	350

Contracts with total expenses of 1.75% :
Units sold	0	2,415	4,756	2,941	5,063	858	1,965	3,667	1,759
Units redeemed	0	(14)	(45)	(37)	(51)	(7)	(11)	(6)	(6)
Units transferred	0	811	14,033	3,683	7,323	874	10,728	(17)	845

Increase in units outstanding	0	3,212	18,744	6,587	12,335	1,725	12,682	3,644	2,598
Beginning units	0	0	0	0	0	0	0	0	0

Ending units	0	3,212	18,744	6,587	12,335	1,725	12,682	3,644	2,598

See accompanying notes to financial statements.

16

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

DECEMBER 31, 2004

(continued)

	AllianceBernstein Growth Portfolio (Class B )	AllianceBernstein Growth and Income Portfolio (Class B )	AllianceBernstein High-Yield Portfolio (Class B )	AllianceBernstein International Portfolio (Class B )	AllianceBernstein Money Market Portfolio (Class B )	AllianceBernstein Premier Growth Portfolio (Class B )	AllianceBernstein Small Growth Value Portfolio (Class B )	AllianceBernstein Technology Portfolio (Class B )	AllianceBernstein Total Return Portfolio (Class B )

INCREASE IN NET ASSETS:
From operations:
Net investment income (loss)	$(188,723)	$(366,507)	$491,524	$(58,120)	$(111,402)	$(299,667)	$(115,423)	$(77,998)	$218,333
Net realized gains (losses)	152,603	916,045	84,933	74,062	0	303,519	175,519	57,338	245,083
Change in net unrealized appreciation (depreciation) of investments	1,688,511	4,312,418	81,706	838,264	0	1,499,726	1,079,916	317,986	2,086,208

Increase (decrease) in net assets from operations	1,652,391	4,861,956	658,163	854,206	(111,402)	1,503,578	1,140,012	297,326	2,549,624

From capital transactions:
Net proceeds from units sold	4,509,905	12,750,283	2,533,701	2,157,659	12,011,421	5,328,070	2,523,695	2,022,088	12,854,150
Cost of units redeemed	(787,752)	(2,443,474)	(610,193)	(225,652)	(7,550,325)	(1,491,182)	(454,511)	(276,124)	(1,781,931)
Optional enhanced death benefits	(28,616)	(111,173)	(18,498)	(10,162)	(21,132)	(50,209)	(22,105)	(12,978)	(78,420)
Net transfers	3,246,317	9,063,757	2,024,498	1,411,815	(4,694,540)	1,661,194	1,594,790	870,539	6,990,363
Contract maintenance charge	(1,148)	(3,905)	(713)	(347)	(826)	(1,654)	(498)	(717)	(3,142)

Increase in net assets from capital transactions	6,938,706	19,255,488	3,928,795	3,333,313	(255,402)	5,446,219	3,641,371	2,602,808	17,981,020

Increase in net assets	8,591,097	24,117,444	4,586,958	4,187,519	(366,804)	6,949,797	4,781,383	2,900,134	20,530,644
Net assets at beginning of period	8,467,347	34,973,786	7,966,949	2,337,585	9,782,317	16,365,162	5,672,142	3,926,347	21,074,879

Net assets at end of period	$17,058,444	$59,091,230	$12,553,907	$6,525,104	$9,415,513	$23,314,959	$10,453,525	$6,826,481	$41,605,523

ANALYSIS OF INCREASE IN UNITS OUTSTANDING:
Contracts with total expenses of .25% :
Units sold	0	0	0	0	0	0	0	0	0
Units redeemed	0	0	0	0	0	0	0	0	0
Units transferred	0	0	0	0	0	0	0	0	0

Increase in units outstanding	0	0	0	0	0	0	0	0	0
Beginning units	0	0	0	0	0	0	0	0	0

Ending units	0	0	0	0	0	0	0	0	0

Contracts with total expenses of 1.40% :
Units sold	106,360	165,902	85,666	70,407	208,554	87,843	103,856	36,690	136,205
Units redeemed	(25,297)	(49,960)	(40,292)	(8,794)	(77,840)	(46,608)	(30,392)	(15,137)	(33,561)
Units transferred	110,749	183,372	240,692	75,803	58,340	61,380	112,062	46,279	226,252

Increase in units outstanding	191,812	299,314	286,066	137,416	189,054	102,615	185,526	67,832	328,896
Beginning units	270,316	614,584	444,271	119,991	266,526	394,085	329,393	150,141	491,208

Ending units	462,128	913,898	730,337	257,407	455,580	496,700	514,919	217,973	820,104

Contracts with total expenses of 1.50% :
Units sold	31,926	32,419	18,230	19,730	112,693	27,757	13,983	18,991	22,895
Units redeemed	(300)	(2,776)	(3,120)	(205)	(726)	(1,175)	(171)	(19)	(6,947)
Units transferred	1,867	13,096	12,513	1,821	(85,759)	1,822	6,613	(232)	7,502

Increase in units outstanding	33,493	42,739	27,623	21,346	26,208	28,404	20,425	18,740	23,450
Beginning units	0	0	0	0	0	0	0	0	0

Ending units	33,493	42,739	27,623	21,346	26,208	28,404	20,425	18,740	23,450

Contracts with total expenses of 1.60% :
Units sold	34,081	66,981	99,815	53,216	227,931	50,543	43,364	64,302	309,264
Units redeemed	(6,869)	(11,317)	(13,238)	(1,252)	(507,463)	(4,843)	(4,391)	(4,114)	(23,688)
Units transferred	11,949	22,570	(61,850)	7,220	(35,944)	(547)	6,676	12,759	20,213

Increase in units outstanding	39,161	78,234	24,727	59,184	(315,476)	45,153	45,649	72,947	305,789
Beginning units	69,094	208,278	242,080	51,728	454,543	176,257	152,174	81,428	259,339

Ending units	108,255	286,512	266,807	110,912	139,067	221,410	197,823	154,375	565,128

Contracts with total expenses of 1.65% :
Units sold	43,302	213,149	23,189	25,303	102,614	117,479	61,939	20,037	89,138
Units redeemed	(8,582)	(23,344)	(3,150)	(9,662)	(25,179)	(26,579)	(8,612)	(735)	(32,737)
Units transferred	33,966	80,478	(6,364)	30,528	(24,560)	1,936	23,375	1,398	64,139

Increase in units outstanding	68,686	270,283	13,675	46,169	52,875	92,836	76,702	20,700	120,540
Beginning units	99,004	578,475	80,285	18,280	72,183	245,837	55,697	50,151	407,068

Ending units	167,690	848,758	93,960	64,449	125,058	338,673	132,399	70,851	527,608

Contracts with total expenses of 1.70% :
Units sold	2,115	12,292	12,355	1,866	297,298	551	1,419	1,203	52,916
Units redeemed	(12)	(288)	(313)	(55)	(995)	(18)	(16)	(108)	(1,044)
Units transferred	1,787	9,742	3,788	1,264	(279,407)	1,100	806	1,373	12,416

Increase in units outstanding	3,890	21,746	15,830	3,075	16,896	1,633	2,209	2,468	64,288
Beginning units	0	0	0	0	0	0	0	0	0

Ending units	3,890	21,746	15,830	3,075	16,896	1,633	2,209	2,468	64,288

Contracts with total expenses of 1.75% :
Units sold	2,428	48,490	2,419	4,844	46,321	9,575	5,643	3,815	13,874
Units redeemed	(7)	(109)	(11)	(26)	(522)	(29)	(28)	(42)	(142)
Units transferred	2,683	7,286	4,184	21	(21,271)	11,977	1,753	3,283	23,515

Increase in units outstanding	5,104	55,667	6,592	4,839	24,528	21,523	7,368	7,056	37,247
Beginning units	0	0	0	0	0	0	0	0	0

Ending units	5,104	55,667	6,592	4,839	24,528	21,523	7,368	7,056	37,247

See accompanying notes to financial statements.

17

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

DECEMBER 31, 2004

(continued)

	AllianceBernstein U.S. Government/High Grade Securities Portfolio (Class B )	AllianceBernstein U.S. Large Cap Blended Style Portfolio (Class B )	AllianceBernstein Worldwide Privatization Portfolio (Class B )	AllianceBernstein Wealth Appreciation Strategy Portfolio (Class B	) (1)	AllianceBernstein Balanced Wealth Strategy Portfolio (Class B	) (1)

INCREASE IN NET ASSETS:
From operations:
Net investment income (loss)	$197,863	$(139,608)	$(35,428)	$(37,037)		$(64,366)
Net realized gains (losses)	447,457	41,698	99,871	19,605		28,294
Change in net unrealized appreciation (depreciation) of investments	(296,633)	1,003,535	628,575	730,152		813,548

Increase (decrease) in net assets from operations	348,687	905,625	693,018	712,720		777,476

From capital transactions:
Net proceeds from units sold	4,123,697	4,377,527	1,391,860	6,615,429		8,045,248
Cost of units redeemed	(985,247)	(748,034)	(216,818)	(126,473)		(368,296)
Optional enhanced death benefits	(33,232)	(25,033)	(5,805)	(100)		(1,449)
Net transfers	966,410	3,158,739	1,233,471	3,106,479		9,266,166
Contract maintenance charge	(1,767)	(320)	(155)	(23)		(37)

Increase in net assets from capital transactions	4,069,861	6,762,879	2,402,554	9,595,312		16,941,632

Increase in net assets	4,418,548	7,668,504	3,095,572	10,308,032		17,719,108
Net assets at beginning of period	13,960,007	5,405,316	1,155,308	0		0

Net assets at end of period	$18,378,555	$13,073,820	$4,250,880	$10,308,032		$17,719,108

ANALYSIS OF INCREASE IN UNITS OUTSTANDING:
Contracts with total expenses of .25% :
Units sold	0	0	0	0		0
Units redeemed	0	(15)	0	0		0
Units transferred	0	0	0	0		0

Increase in units outstanding	0	(15)	0	0		0
Beginning units	0	15	0	0		0

Ending units	0	0	0	0		0

Contracts with total expenses of 1.40% :
Units sold	77,290	153,250	28,792	228,734		101,689
Units redeemed	(32,424)	(44,707)	(4,362)	(6,542)		(689)
Units transferred	122,560	236,897	28,320	99,007		285,434

Increase in units outstanding	167,426	345,440	52,750	321,199		386,434
Beginning units	531,760	283,520	32,739	0		0

Ending units	699,186	628,960	85,489	321,199		386,434

Contracts with total expenses of 1.50% :
Units sold	22,833	28,104	4,860	110,785		119,028
Units redeemed	(7,165)	(67)	(83)	(519)		(609)
Units transferred	1,882	12,003	(148)	36,196		109,858

Increase in units outstanding	17,550	40,040	4,629	146,462		228,277
Beginning units	0	0	0	0		0

Ending units	17,550	40,040	4,629	146,462		228,277

Contracts with total expenses of 1.60% :
Units sold	75,251	201,781	19,506	182,136		26,488
Units redeemed	(17,899)	(25,986)	(6,193)	(4,131)		(2,763)
Units transferred	(16,072)	30,936	19,208	82,652		158,523

Increase in units outstanding	41,280	206,731	32,521	260,657		182,248
Beginning units	231,891	192,393	23,152	0		0

Ending units	273,171	399,124	55,673	260,657		182,248

Contracts with total expenses of 1.65% :
Units sold	21,023	12,839	22,901	67,912		203,792
Units redeemed	(15,454)	(391)	(743)	(65)		(536)
Units transferred	39,093	10,845	15,569	23,805		116,649

Increase in units outstanding	44,662	23,293	37,727	91,652		319,905
Beginning units	200,550	24,698	4,960	0		0

Ending units	245,212	47,991	42,687	91,652		319,905

Contracts with total expenses of 1.70% :
Units sold	72,292	1,699	753	29,977		97,250
Units redeemed	(1)	(38)	(45)	(398)		(29,688)
Units transferred	(69,401)	1,785	1,838	30,650		214,954

Increase in units outstanding	2,890	3,446	2,546	60,229		282,516
Beginning units	0	0	0	0		0

Ending units	2,890	3,446	2,546	60,229		282,516

Contracts with total expenses of 1.75% :
Units sold	3,226	4,702	603	57,210		243,034
Units redeemed	(5)	(75)	(7)	(539)		(2,551)
Units transferred	0	1,589	3,308	37,248		37,403

Increase in units outstanding	3,221	6,216	3,904	93,919		277,886
Beginning units	0	0	0	0		0

Ending units	3,221	6,216	3,904	93,919		277,886

(1)	For the period from July 1, 2004 (inception) to December 31, 2004.

See accompanying notes to financial statements.

18

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

DECEMBER 31, 2003

	AllianceBernstein Americas Government Income Portfolio (Class A )	AllianceBernstein International Value Portfolio (Class A )	AllianceBernstein Real Estate Investment Portfolio (Class A )	AllianceBernstein Small Cap Value Portfolio (Class A )	AllianceBernstein Utility Income Portfolio (Class A )	AllianceBernstein Value Portfolio (Class A) **	AllianceBernstein Global Bond Portfolio (Class A )	AllianceBernstein Global Dollar Government Portfolio (Class A )

INCREASE IN NET ASSETS:
From operations:
Net investment income (loss)	$63,327	$(4,392)	$1,122	$(9,563)	$3,186	$2	$5,565	$9,816
Net realized gains (losses)	(3,310)	3,233	1,563	19,775	74	0	402	5,351
Change in net unrealized appreciation (depreciation) of investments	12,251	132,239	189,535	314,524	38,004	52	11,225	40,161

Increase (decrease) in net assets from operations	72,268	131,080	192,220	324,736	41,264	54	17,192	55,328

From capital transactions:
Net proceeds from units sold	1,470,360	28,568	48,414	85,825	26,715	0	2,646	151,236
Cost of units redeemed	(16,938)	(8,489)	(11,385)	(20,286)	(1,149)	0	(1,545)	(595)
Optional enhanced death benefits	(4,197)	(730)	(1,407)	(1,551)	(454)	0	(242)	(577)
Net transfers	(764,978)	157,432	506,926	343,647	112,647	0	91,088	(2,904)
Contract maintenance charge	(31)	(64)	(40)	(88)	(10)	(2)	(20)	(6)

Increase in net assets from capital transactions	684,216	176,717	542,508	407,547	137,749	(2)	91,927	147,154

Increase in net assets	756,484	307,797	734,728	732,283	179,013	52	109,119	202,482
Net assets at beginning of period	343,745	173,977	282,788	548,059	112,146	187	92,678	65,032

Net assets at end of period	$1,100,229	$481,774	$1,017,516	$1,280,342	$291,159	$239	$201,797	$267,514

ANALYSIS OF INCREASE IN UNITS OUTSTANDING:
Contracts with total expenses of .25% :
Units sold	0	0	0	0	0	0	0	0
Units redeemed	0	0	0	0	0	0	0	0
Units transferred	0	0	0	0	0	0	0	0

Increase in units outstanding	0	0	0	0	0	0	0	0
Beginning units	14	17	17	17	17	17	14	14

Ending units	14	17	17	17	17	17	14	14

Contracts with total expenses of 1.40% :
Units sold	0	0	0	0	0	0	0	0
Units redeemed	0	0	0	0	0	0	0	0
Units transferred	0	0	0	0	0	0	0	0

Increase in units outstanding	0	0	0	0	0	0	0	0
Beginning units	0	0	0	0	0	0	0	0

Ending units	0	0	0	0	0	0	0	0

Contracts with total expenses of 1.60% :
Units sold	0	0	0	0	0	0	0	0
Units redeemed	0	0	0	0	0	0	0	0
Units transferred	0	0	0	0	0	0	0	0

Increase in units outstanding	0	0	0	0	0	0	0	0
Beginning units	0	0	0	0	0	0	0	0

Ending units	0	0	0	0	0	0	0	0

Contracts with total expenses of 1.65% :
Units sold	136,247	3,382	5,109	9,674	2,949	0	229	13,385
Units redeemed	(1,865)	(1,046)	(1,235)	(2,355)	(165)	0	(154)	(92)
Units transferred	(69,000)	17,758	45,890	36,756	12,196	0	7,923	(91)

Increase in units outstanding	65,382	20,094	49,764	44,075	14,980	0	7,998	13,202
Beginning units	32,183	21,132	30,588	64,681	12,444	0	8,368	6,171

Ending units	97,565	41,226	80,352	108,756	27,424	0	16,366	19,373

**	Increase relates to net assets retained in Variable Annuity Account Nine by AIG SunAmerica Life Assurance Company.

See accompanying notes to financial statements.

19

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

DECEMBER 31, 2003

(continued)

	AllianceBernstein Growth Portfolio (Class A)**	AllianceBernstein Growth and Income Portfolio (Class A)**	AllianceBernstein High-Yield Portfolio (Class A )	AllianceBernstein International Portfolio (Class A )	AllianceBernstein Money Market Portfolio (Class A)**	AllianceBernstein Premier Growth Portfolio (Class A)**	AllianceBernstein Quasar Portfolio (Class A )	AllianceBernstein Technology Portfolio (Class A)**

INCREASE IN NET ASSETS:
From operations:
Net investment income (loss)	$0	$2	$25,320	$(3,733)	$1	$0	$(6,281)	$0
Net realized gains (losses)	0	0	1,401	1,586	0	0	2,765	0
Change in net unrealized appreciation (depreciation) of investments	52	47	77,803	74,761	0	36	156,873	58

Increase (decrease) in net assets from operations	52	49	104,524	72,614	1	36	153,357	58

From capital transactions:
Net proceeds from units sold	1	0	140,927	7,593	0	0	11,711	0
Cost of units redeemed	0	0	(3,077)	(3,170)	(1)	(1)	(15,503)	0
Optional enhanced death benefits	0	0	(2,307)	(310)	0	0	(854)	0
Net transfers	0	0	714,568	72,437	0	0	233,246	0
Contract maintenance charge	(2)	(2)	(50)	(33)	(1)	(1)	(46)	(1)

Increase in net assets from capital transactions	(1)	(2)	850,061	76,517	(2)	(2)	228,554	(1)

Increase in net assets	51	47	954,585	149,131	(1)	34	381,911	57
Net assets at beginning of period	151	151	110,029	180,675	143	149	227,650	132

Net assets at end of period	$202	$198	$1,064,614	$329,806	$142	$183	$609,561	$189

ANALYSIS OF INCREASE IN UNITS OUTSTANDING:
Contracts with total expenses of .25% :
Units sold	0	0	0	0	0	0	0	0
Units redeemed	0	0	0	0	0	0	0	0
Units transferred	0	0	0	0	0	0	0	0

Increase in units outstanding	0	0	0	0	0	0	0	0
Beginning units	14	14	14	14	14	14	14	14

Ending units	14	14	14	14	14	14	14	14

Contracts with total expenses of 1.40% :
Units sold	0	0	0	0	0	0	0	0
Units redeemed	0	0	0	0	0	0	0	0
Units transferred	0	0	0	0	0	0	0	0

Increase in units outstanding	0	0	0	0	0	0	0	0
Beginning units	0	0	0	0	0	0	0	0

Ending units	0	0	0	0	0	0	0	0

Contracts with total expenses of 1.60% :
Units sold	0	0	0	0	0	0	0	0
Units redeemed	0	0	0	0	0	0	0	0
Units transferred	0	0	0	0	0	0	0	0

Increase in units outstanding	0	0	0	0	0	0	0	0
Beginning units	0	0	0	0	0	0	0	0

Ending units	0	0	0	0	0	0	0	0

Contracts with total expenses of 1.65% :
Units sold	0	0	13,916	871	0	0	1,579	0
Units redeemed	0	0	(493)	(379)	0	0	(1,946)	0
Units transferred	0	0	66,595	8,457	0	0	24,993	0

Increase in units outstanding	0	0	80,018	8,949	0	0	24,626	0
Beginning units	0	0	11,363	21,802	0	0	29,720	0

Ending units	0	0	91,381	30,751	0	0	54,346	0

**	Increase relates to net assets retained in Variable Annuity Account Nine by AIG SunAmerica Life Assurance Company.

See accompanying notes to financial statements.

20

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

DECEMBER 31, 2003

(continued)

	AllianceBernstein Total Return Portfolio (Class A)**	AllianceBernstein U.S. Government/High Grade Securities Portfolio (Class A)**	AllianceBernstein Worldwide Privatization Portfolio (Class A )	AllianceBernstein Americas Government Income Portfolio (Class B )	AllianceBernstein International Value Portfolio (Class B )	AllianceBernstein Real Estate Investment Portfolio (Class B )	AllianceBernstein Small Cap Value Portfolio (Class B )	AllianceBerstein Utility Income Portfolio (Class B )

INCREASE IN NET ASSETS:
From operations:
Net investment income (loss)	$4	$4	$(394)	$94,114	$(47,481)	$(3,045)	$(56,138)	$7,950
Net realized gains (losses)	0	1	186	(41,940)	513,673	31,241	154,638	6,703
Change in net unrealized appreciation (depreciation) of investments	24	0	30,222	43,545	1,260,503	584,498	2,014,440	257,894

Increase (decrease) in net assets from operations	28	5	30,014	95,719	1,726,695	612,694	2,112,940	272,547

From capital transactions:
Net proceeds from units sold	0	1	1,062	4,117,339	3,396,212	2,105,951	5,789,514	1,429,978
Cost of units redeemed	0	0	(636)	(286,192)	(185,404)	(631,926)	(567,737)	(45,320)
Optional enhanced death benefits	0	0	(158)	(6,574)	(8,879)	(3,568)	(13,504)	(1,775)
Net transfers	0	0	14,436	1,542,710	3,709,017	2,508,523	4,538,650	1,107,594
Contract maintenance charge	(1)	(1)	(3)	(190)	(66)	(121)	(180)	(24)

Increase in net assets from capital transactions	(1)	0	14,701	5,367,093	6,910,880	3,978,859	9,746,743	2,490,453

Increase in net assets	27	5	44,715	5,462,812	8,637,575	4,591,553	11,859,683	2,763,000
Net assets at beginning of period	150	149	59,123	235,654	313,240	155,110	669,079	39,320

Net assets at end of period	$177	$154	$103,838	$5,698,466	$8,950,815	$4,746,663	$12,528,762	$2,802,320

ANALYSIS OF INCREASE IN UNITS OUTSTANDING:
Contracts with total expenses of .25% :
Units sold	0	0	0	0	0	0	0	0
Units redeemed	0	0	0	0	0	0	0	0
Units transferred	0	0	0	0	0	0	0	0

Increase in units outstanding	0	0	0	0	0	0	0	0
Beginning units	14	14	14	0	0	0	0	0

Ending units	14	14	14	0	0	0	0	0

Contracts with total expenses of 1.40% :
Units sold	0	0	0	48,117	155,048	65,316	305,327	55,590
Units redeemed	0	0	0	(8,228)	(18,265)	(8,658)	(43,660)	(2,663)
Units transferred	0	0	0	86,805	208,431	68,394	303,959	56,792

Increase in units outstanding	0	0	0	126,694	345,214	125,052	565,626	109,719
Beginning units	0	0	0	8,865	13,445	10,556	57,332	1,894

Ending units	0	0	0	135,559	358,659	135,608	622,958	111,613

Contracts with total expenses of 1.60% :
Units sold	0	0	0	125,883	113,374	50,029	125,627	24,397
Units redeemed	0	0	0	(6,696)	(1,457)	(35,107)	(1,609)	(165)
Units transferred	0	0	0	(4,152)	144,292	84,151	56,788	11,768

Increase in units outstanding	0	0	0	115,035	256,209	99,073	180,806	36,000
Beginning units	0	0	0	4,124	20,983	1,871	8,332	838

Ending units	0	0	0	119,159	277,192	100,944	189,138	36,838

Contracts with total expenses of 1.65% :
Units sold	0	0	119	77,173	57,962	31,231	65,248	21,410
Units redeemed	0	0	(76)	(1,089)	(256)	(552)	(379)	(84)
Units transferred	0	0	1,596	(3,385)	6,324	24,820	23,508	5,308

Increase in units outstanding	0	0	1,639	72,699	64,030	55,499	88,377	26,634
Beginning units	0	0	6,689	0	0	0	0	0

Ending units	0	0	8,328	72,699	64,030	55,499	88,377	26,634

**	Increase relates to net assets retained in Variable Annuity Account Nine by AIG SunAmerica Life Assurance Company.

See accompanying notes to financial statements.

21

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

DECEMBER 31, 2003

(continued)

	AllianceBernstein Value Portfolio (Class B )	AllianceBernstein Global Bond Portfolio (Class B )	AllianceBernstein Global Dollar Government Portfolio (Class B )	AllianceBernstein Growth Portfolio (Class B )	AllianceBernstein Growth and Income Portfolio (Class B )	AllianceBernstein High-Yield Portfolio (Class B )	AllianceBernstein International Portfolio (Class B )	AllianceBernstein Money Market Portfolio (Class B )

INCREASE IN NET ASSETS:
From operations:
Net investment income (loss)	$(70,049)	$125,816	$41,563	$(52,829)	$(128,827)	$100,782	$(16,010)	$(92,303)
Net realized gains (losses)	86,867	(33,496)	7,231	25,654	83,692	42,075	305,547	0
Change in net unrealized appreciation (depreciation) of investments	2,315,645	163,819	268,063	1,011,223	4,586,773	437,477	313,396	0

Increase (decrease) in net assets from operations	2,332,463	256,139	316,857	984,048	4,541,638	580,334	602,933	(92,303)

From capital transactions:
Net proceeds from units sold	7,008,374	1,819,962	1,645,204	4,187,485	15,838,524	4,150,093	3,239,612	18,700,796
Cost of units redeemed	(977,512)	(1,722,933)	(20,305)	(416,966)	(824,370)	(1,760,192)	(73,586)	(4,559,376)
Optional enhanced death benefits	(15,685)	(2,471)	(2,825)	(7,097)	(35,375)	(6,243)	(1,970)	(6,912)
Net transfers	6,068,830	2,757,118	996,876	3,132,273	13,342,538	4,636,872	(1,565,794)	(6,298,910)
Contract maintenance charge	(291)	(67)	(28)	(218)	(898)	(66)	(31)	(153)

Increase in net assets from capital transactions	12,083,716	2,851,609	2,618,922	6,895,477	28,320,419	7,020,464	1,598,231	7,835,445

Increase in net assets	14,416,179	3,107,748	2,935,779	7,879,525	32,862,057	7,600,798	2,201,164	7,743,142
Net assets at beginning of period	2,177,267	414,313	225,827	587,822	2,111,729	366,151	136,421	2,039,175

Net assets at end of period	$16,593,446	$3,522,061	$3,161,606	$8,467,347	$34,973,786	$7,966,949	$2,337,585	$9,782,317

ANALYSIS OF INCREASE IN UNITS OUTSTANDING:
Contracts with total expenses of .25% :
Units sold	0	0	0	0	0	0	0	0
Units redeemed	0	0	0	0	0	0	0	0
Units transferred	0	0	0	0	0	0	0	0

Increase in units outstanding	0	0	0	0	0	0	0	0
Beginning units	0	0	0	0	0	0	0	0

Ending units	0	0	0	0	0	0	0	0

Contracts with total expenses of 1.40% :
Units sold	471,413	71,553	30,490	144,124	339,169	156,971	86,818	130,361
Units redeemed	(82,305)	(5,475)	(318)	(20,456)	(19,112)	(15,916)	(5,953)	(89,973)
Units transferred	403,265	77,848	32,839	125,364	262,287	270,439	34,519	163,411

Increase in units outstanding	792,373	143,926	63,011	249,032	582,344	411,494	115,384	203,799
Beginning units	177,927	4,081	7,896	21,284	32,240	32,777	4,607	62,727

Ending units	970,300	148,007	70,907	270,316	614,584	444,271	119,991	266,526

Contracts with total expenses of 1.60% :
Units sold	190,191	37,199	29,862	52,573	126,316	224,680	194,781	1,265,289
Units redeemed	(2,450)	(96,920)	(466)	(867)	(1,958)	(167,951)	(1,345)	(266,984)
Units transferred	151,695	81,948	2,306	16,762	80,554	175,118	(151,230)	(626,561)

Increase in units outstanding	339,436	22,227	31,702	68,468	204,912	231,847	42,206	371,744
Beginning units	15,443	22,924	2,590	626	3,366	10,233	9,522	82,799

Ending units	354,879	45,151	34,292	69,094	208,278	242,080	51,728	454,543

Contracts with total expenses of 1.65% :
Units sold	82,122	5,505	8,465	41,439	179,377	45,093	17,139	99,438
Units redeemed	(16,046)	(58)	(60)	(1,172)	(20,843)	(641)	(37)	(284)
Units transferred	80,345	12,155	5,038	30,908	280,756	35,833	1,178	(45,255)

Increase in units outstanding	146,421	17,602	13,443	71,175	439,290	80,285	18,280	53,899
Beginning units	60,980	0	0	27,829	139,185	0	0	18,284

Ending units	207,401	17,602	13,443	99,004	578,475	80,285	18,280	72,183

See accompanying notes to financial statements.

22

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

DECEMBER 31, 2003

(continued)

	AllianceBernstein Premier Growth Portfolio (Class B )	AllianceBernstein Quasar Portfolio (Class B )	AllianceBernstein Technology Portfolio (Class B )	AllianceBernstein Total Return Portfolio (Class B )	AllianceBernstein U.S. Government/High Grade Securities Portfolio (Class B )	AllianceBernstein U.S. Large Cap Blended Style Portfolio (Class B )	AllianceBernstein Worldwide Privatization Portfolio (Class B )

INCREASE IN NET ASSETS:
From operations:
Net investment income (loss)	$(117,124)	$(30,115)	$(24,692)	$47,317	$61,908	$(21,411)	$(4,058)
Net realized gains (losses)	92,190	32,630	6,402	121,300	8,106	1,819	79,640
Change in net unrealized appreciation (depreciation) of investments	1,598,516	805,123	548,774	1,643,890	78,360	310,822	184,000

Increase (decrease) in net assets from operations	1,573,582	807,638	530,484	1,812,507	148,374	291,230	259,582

From capital transactions:
Net proceeds from units sold	7,337,519	2,826,178	1,996,960	9,280,211	5,480,495	2,904,903	733,032
Cost of units redeemed	(692,368)	(224,897)	(211,506)	(594,709)	(1,581,371)	(10,468)	(58,837)
Optional enhanced death benefits	(19,915)	(5,665)	(3,963)	(21,458)	(15,008)	(3,232)	(835)
Net transfers	6,887,561	2,113,809	1,381,189	8,779,689	8,438,220	2,222,886	52,969
Contract maintenance charge	(401)	(105)	(58)	(675)	(726)	(3)	(133)

Increase in net assets from capital transactions	13,512,396	4,709,320	3,162,622	17,443,058	12,321,610	5,114,086	726,196

Increase in net assets	15,085,978	5,516,958	3,693,106	19,255,565	12,469,984	5,405,316	985,778
Net assets at beginning of period	1,279,184	155,184	233,241	1,819,314	1,490,023	0	169,530

Net assets at end of period	$16,365,162	$5,672,142	$3,926,347	$21,074,879	$13,960,007	$5,405,316	$1,155,308

ANALYSIS OF INCREASE IN UNITS OUTSTANDING:
Contracts with total expenses of .25% :
Units sold	0	0	0	0	0	15	0
Units redeemed	0	0	0	0	0	0	0
Units transferred	0	0	0	0	0	0	0

Increase in units outstanding	0	0	0	0	0	15	0
Beginning units	0	0	0	0	0	0	0

Ending units	0	0	0	0	0	15	0

Contracts with total expenses of 1.40% :
Units sold	190,160	125,016	92,007	207,494	173,335	142,835	22,556
Units redeemed	(28,194)	(25,969)	(16,394)	(20,915)	(36,267)	(1,044)	(3,360)
Units transferred	193,312	210,655	60,102	284,457	375,965	141,729	7,880

Increase in units outstanding	355,278	309,702	135,715	471,036	513,033	283,520	27,076
Beginning units	38,807	19,691	14,426	20,172	18,727	0	5,663

Ending units	394,085	329,393	150,141	491,208	531,760	283,520	32,739

Contracts with total expenses of 1.60% :
Units sold	92,033	136,890	52,777	163,971	108,895	129,680	21,980
Units redeemed	(1,266)	(1,440)	(281)	(1,617)	(60,385)	(236)	(727)
Units transferred	78,972	14,733	28,839	90,969	152,044	62,949	(4,606)

Increase in units outstanding	169,739	150,183	81,335	253,323	200,554	192,393	16,647
Beginning units	6,518	1,991	93	6,016	31,337	0	6,505

Ending units	176,257	152,174	81,428	259,339	231,891	192,393	23,152

Contracts with total expenses of 1.65% :
Units sold	118,869	50,767	14,815	167,382	104,977	11,394	3,217
Units redeemed	(4,372)	(100)	(589)	(15,620)	(7,601)	(47)	(42)
Units transferred	86,321	5,030	24,729	112,153	33,282	13,351	1,785

Increase in units outstanding	200,818	55,697	38,955	263,915	130,658	24,698	4,960
Beginning units	45,019	0	11,196	143,153	69,892	0	0

Ending units	245,837	55,697	50,151	407,068	200,550	24,698	4,960

(1)	For the period from May 1, 2003 (inception) to December 31, 2003.

See accompanying notes to financial statements.

23

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1.	ORGANIZATION

Variable Annuity Account Nine of AIG SunAmerica Life Assurance Company (the “Separate Account”) is an investment account of AIG SunAmerica Life Assurance Company (FKA Anchor National Life Insurance Company), (the “Company”). The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a subsidiary of AIG Retirement Services, Inc., the retirement services and asset management organization within American International Group, Inc. (“AIG”). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings and asset management. The Company changed its name to SunAmerica National Life Insurance Company on October 5, 2001 and further changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. The Company continued to do business as Anchor National Life Insurance Company for 2002. Effective March 1, 2003, the Company is using its new name exclusively. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account offers the following products: Ovation Advantage, Ovation, Ovation Advisor, and Ovation Plus. Ovation Advantage was launched on June 3, 2002, Ovation was launched on August 14, 2002, Ovation Advisor was launched on August 6, 2002, and Ovation Plus was launched on December 17, 2002.

On April 1, 2004, the Securities and Exchange Commission granted an order for the withdrawal of the registration of the Ovation Access Variable Annuity (the “Product”). The Product was not marketed and no securities were sold in the offering. Therefore, the Company redeemed all units from the Product.

The Separate Account contracts are sold through the Company’s affiliated broker-dealers, independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is AIG SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of the contracts.

The Separate Account is composed of thirty-three Class A or Class B variable investment portfolios (the “Variable Accounts”). Each of the Variable Accounts is invested solely in the shares of one of the currently available investment portfolios of the AllianceBernstein Variable Products Series Fund, Inc. (the “AllianceBernstein Trust”). The products offer investments in different classes of shares of the portfolios of the AllianceBernstein Trust. The primary difference between the classes is that the Class B shares in the AllianceBernstein Trust are subject to 12b-1 fees of 0.25%, of each class’ average daily net assets, while the Class A shares are not subject to 12b-1 fees. The AllianceBernstein Trust is a diversified open-ended investment company, which retains an investment adviser to assist in the investment

24

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1.	ORGANIZATION (continued)

activities of the Trust. Participants may elect to have investments allocated to one of the offered guaranteed-interest funds of the Company (the “General Account”), which are not a part of the Separate Account. The financial statements include balances allocated by the participants to the Variable Accounts and do not include balances allocated to the General Account.

Prior to May 1, 2004, the AllianceBernstein Small Cap Growth Portfolio was named AllianceBernstein Quasar Portfolio.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment Accounting and Valuation: The investments are stated at the net asset value of each of the portfolios of the Trust as determined at the close of the business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trust are recognized at the date of sale and are determined on an average cost basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

Federal Income Taxes: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the “Code”). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

Reserves for Contracts in Payout (Annuitization) Period: For contract owners who select a variable payout option, reserves are initially established based on estimated mortality (where applicable) and other assumptions, including provisions for the risk of adverse deviation from assumptions. An assumed interest rate of 3.5% is used in determining annuity payments.

25

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the Company.

Annuity reserves are calculated according to the Annuity 2000 Mortality Table, the 1971 Individual Annuity Mortality Table, and the 1983(a) Individual Mortality Table depending on the calendar year of annuitization.

3.	CHARGES AND DEDUCTIONS

Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

Withdrawal Charge: The contract provides that in the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on tables of charges applicable to the specific contracts, with a maximum charge of 6% of any amount withdrawn that exceeds the free withdrawal amount, and are recorded as redemptions in the accompanying Statement of Changes in Net Assets.

Contract Maintenance Charge: An annual contract maintenance charge of $30 is charged against certain contracts, which reimburses the Company for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance charge is assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge is assessed as of the date of surrender, and deducted from that withdrawal. The contract maintenance fee is recorded in the accompanying Statement of Changes in Net Assets.

Mortality and Expense Risk Charge: The Company deducts a mortality and expense risk charge, computed on a daily basis as a percentage of the net asset value. The total annual rate of the net asset value of each portfolio is as follows: Ovation Plus, 1.40% or 1.50%; Ovation Advantage, 1.40% or 1.50%; Ovation, 1.40% or 1.50%; Ovation Access, 0.25%; and Ovation Advisor, 1.40% or 1.50%. For the Ovation Plus, Ovation Advantage, Ovation and the Ovation Advisor products, the above mentioned annual rate is 1.40% if the contract holder is under 66 years of age and 1.50% if the contract holder is 66 years of age or older at the time of the purchase of the contract. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the

26

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

3.	CHARGES AND DEDUCTIONS (continued)

standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract.

Distribution Expense Charge: The Company deducts a distribution expense charge at an annual rate of the net asset value of each portfolio, computed on a daily basis as follows: Ovation Advisor, 0.20%; Ovation Plus, 0.20%; Ovation Advantage, 0.25%. This charge is for all expenses associated with the distribution of the contract. If this charge is not sufficient to cover the cost of distributing the contract, the Company will bear the excess cost. There are not any distribution expense charges associated with the Ovation and Ovation Access contracts.

Optional enhanced death benefits: The optional enhanced death benefit may increase the death benefit paid. The charges for these options range from an annual rate of 0.05% to 0.30% of the average daily net asset value. The fee is deducted monthly from the contract value and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

Transfer Fee: A transfer fee of $10, depending on the contract provisions, may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

Capital Protector Fee: The optional Capital Protector Program offered in Ovation, Ovation Plus and Ovation Advantage provides a guaranteed minimum contract value at the end of an applicable waiting period. The fee is from 0.15% to 0.60% of the contract value including purchase payments received prior to the 90th day from the contract issue date. The fee is deducted quarterly from the contract value during the waiting period, and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

Access Protector Fee: The optional Access Protector feature offered in Ovation, Ovation Plus, Ovation Advantage provides guaranteed withdrawals over a minimum number of years that, in total, equal at least the initial purchase payment adjusted for withdrawals. The fee is from 0.45% to 0.65% of the contract value including purchase payments received prior to the 90th day from the contract issue date. The fee is deducted quarterly from the contract value and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

Premium Taxes: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. The rate will range from 0% to 3.5%. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin or at the time of surrender. The Company currently deducts

27

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

3.	CHARGES AND DEDUCTIONS (continued)

premium taxes at the time of surrender or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred or upon payment of the death benefit.

Separate Account Income Taxes: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

4	PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of the AllianceBernstein Trust’s shares acquired and the aggregate proceeds from shares sold during the period ended December 31, 2004 consist of the following:

Variable Accounts	Cost of Shares Acquired	Proceeds from Shares Sold
ALLIANCEBERNSTEIN TRUST:
AllianceBernstein Americas Government Income Portfolio (Class A)	$1,718,046	$1,837,547
AllianceBernstein International Value Portfolio (Class A)	503,956	80,523
AllianceBernstein Real Estate Investment Portfolio (Class A	301,966	608,593
AllianceBernstein Small Cap Value Portfolio (Class A)	171,070	209,797
AllianceBernstein Utility Income Portfolio (Class A)	312,184	99,468
AllianceBernstein Value Portfolio (Class A)	0	237
AllianceBernstein Global Bond Portfolio (Class A)	85,845	60,653
AllianceBernstein Global Dollar Government Portfolio (Class A)	140,662	81,483
AllianceBernstein Growth Portfolio (Class A)	0	211
AllianceBernstein Growth and Income Portfolio (Class A)	0	199
AllianceBernstein High Yield Portfolio (Class A)	347,405	755,970
AllianceBernstein International Portfolio (Class A)	60,822	19,166
AllianceBernstein Money Market Portfolio (Class A)	0	142
AllianceBernstein Premier Growth Portfolio (Class A)	0	179
AllianceBernstein Small Cap Growth Portfolio (Class A)	37,984	91,192
AllianceBernstein Technology Portfolio (Class A)	1	181
AllianceBernstein Total Return Portfolio (Class A)	1	177
AllianceBernstein U.S. Government/High Grade Securities Portfolio (Class A)	0	151

28

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

4.	PURCHASES AND SALES OF INVESTMENTS (continued)

Variable Accounts	Cost of Shares Acquired	Proceeds from Shares Sold
AllianceBernstein Worldwide Privatization Portfolio (Class A)	181,057	9,067
AllianceBernstein Americas Government Income Portfolio (Class B)	8,431,820	4,553,804
AllianceBernstein International Value Portfolio (Class B)	11,021,936	4,423,799
AllianceBernstein Real Estate Investment Portfolio (Class B)	$6,090,167	$2,788,691
AllianceBernstein Small Cap Value Portfolio (Class B)	11,083,177	2,861,771
AllianceBernstein Utility Income Portfolio (Class B)	3,302,354	620,044
AllianceBernstein Value Portfolio (Class B)	11,937,922	2,978,636
AllianceBernstein Global Bond Portfolio (Class B)	3,778,494	1,441,241
AllianceBernstein Global Dollar Government Portfolio (Class B)	3,196,806	1,499,240
AllianceBernstein Growth Portfolio (Class B)	8,585,010	1,835,027
AllianceBernstein Growth and Income Portfolio (Class B)	28,697,934	9,808,954
AllianceBernstein High Yield Portfolio (Class B)	7,913,579	3,493,260
AllianceBernstein International Portfolio (Class B)	4,477,647	1,202,454
AllianceBernstein Money Market Portfolio (Class B)	31,211,926	31,586,306
AllianceBernstein Premier Growth Portfolio (Class B)	9,375,661	4,229,109
AllianceBernstein Small Cap Growth Portfolio (Class B)	5,043,153	1,517,205
AllianceBernstein Technology Portfolio (Class B)	3,570,727	1,045,917
AllianceBernstein Total Return Portfolio (Class B)	23,288,330	5,088,977
AllianceBernstein U.S. Government/High Grade Securities Portfolio (Class B)	9,345,647	4,599,745
AllianceBernstein U.S. Large Cap Blended Style Portfolio (Class B)	8,035,806	1,412,535
AllianceBernstein Worldwide Privatization Portfolio (Class B)	3,473,108	1,105,982
AllianceBernstein Wealth Appreciation Strategy Portfolio (Class B)*	9,993,357	435,082
AllianceBernstein Balanced Wealth Strategy Portfolio (Class B)*	17,697,931	820,665

*	For the period from July 1, 2004 (inception) to December 31, 2004

29

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

5.	UNIT VALUES

A summary of unit values and units outstanding for the variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the periods ended December 31, 2004, 2003 and 2002, follows:

	At December 31			For the Year Ended December 31

Year	Units	Unit Fair Value Lowest to Highest ($) (4)	Net Assets ($)	Expense Ratio Lowest to Highest (1)	Investment Income Ratio (2)	Total Return Lowest to Highest (3)
AllianceBernstein Americas Government Income Portfolio (Class A)
2004 2003 2002	78,848 97,579 32,196	11.63 11.28 10.51 to 10.68	917,137 1,100,229 343,745	1.65% 0.25% to 1.65% 0.25% to 1.65%	2.22% 6.96% 0.01%	3.16% 5.61% to 7.32% 5.07% (6) to 6.77% (5)

AllianceBernstein International Value Portfolio (Class A)
2004 2003 2002	73,487 41,243 21,149	14.38 11.68 to 14.00 8.23 to 9.70	1,057,089 481,774 173,977	1.65% 0.25% to 1.65% 0.25% to 1.65%	0.46% 0.34% 0.00%	23.15% 42.01% to 44.35% -17.75% (5) to 0.86% (6)

AllianceBernstein Real Estate Investment Portfolio (Class A)
2004 2003 2002	57,507 80,369 30,605	16.89 12.66 to 14.60 9.24 to 10.48	971,266 1,017,516 282,788	1.65% 0.25% to 1.65% 0.25% to 1.65%	1.68% 1.75% 0.00%	33.41% 37.03% to 39.31% -7.61% (5) to 0.78% (6)

AllianceBernstein Small Cap Value Portfolio (Class A)
2004 2003 2002	104,889 108,773 64,697	13.81 11.77 to 15.15 8.47 to 10.73	1,448,803 1,280,342 548,059	1.65% 0.25% to 1.65% 0.25% to 1.65%	0.19% 0.55% 0.00%	17.35% 38.96% to 41.20% -15.29% (5) to 4.07% (6)

AllianceBernstein Utility Income Portfolio (Class A)
2004 2003 2002	46,222 27,441 12,462	12.97 10.61 to 13.52 9.00 to 11.28	599,658 291,159 112,146	1.65% 0.25% to 1.65% 0.25% to 1.65%	1.57% 3.14% 0.01%	22.30% 17.93% to 19.84% -10.04% (5) to 4.04% (6)

AllianceBernstein Value Portfolio (Class A)(11)
2004 2003 2002	— 17 17	— 14.11 10.95	— 239 187	— 0.25% 0.25%	— 0.97% 0.00%	— 28.84% 4.03% (6)

AllianceBernstein Global Bond Portfolio (Class A)
2004 2003 2002	17,242 16,380 8,382	13.29 11.81 to 12.32 10.43 to 11.06	229,082 201,797 92,678	1.65% 0.25% to 1.65% 0.25% to 1.65%	5.96% 5.20% 0.00%	7.84% 11.41% to 13.22% 7.03% (6) to 10.58% (5)

AllianceBernstein Global Dollar Government Portfolio (Class A)
2004 2003 2002	22,863 19,387 6,185	14.95 13.80 to 14.94 10.51 to 11.21	341,691 267,514 65,032	1.65% 0.25% to 1.65% 0.25% to 1.65%	5.37% 5.86% 0.03%	8.32% 31.24% to 33.36% 5.14% (5) to 16.99% (6)

30

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

5.	UNIT VALUES (Continued)

	At December 31			For the Year Ended December 31

Year	Units	Unit Fair Value Lowest to Highest ($) (4)	Net Assets ($)	Expense Ratio Lowest to Highest (1)	Investment Income Ratio (2)	Total Return Lowest to Highest (3)
AllianceBernstein Growth Portfolio (Class A)(11)
2004 2003 2002	— 14 14	— 14.31 10.60	— 202 151	— 0.25% 0.25%	— 0.00% 0.00%	— 35.05% 2.07% (6)

AllianceBernstein Growth and Income Portfolio (Class A) (11)
2004 2003 2002	— 14 14	— 14.03 10.59	— 198 151	— 0.25% 0.25%	— 1.17% 0.00%	— 32.44% 2.46% (6)

AllianceBernstein High-Yield Portfolio (Class A)
2004 2003 2002	53,518 91,395 11,377	12.37 11.65 to 12.96 9.67 to 10.59	662,103 1,064,614 110,029	1.65% 0.25% to 1.65% 0.25% to 1.65%	6.42% 5.31% 0.02%	6.21% 20.46% to 22.42% -3.30% (5) to 8.58%(6)

AllianceBernstein International Portfolio (Class A)
2004 2003 2002	34,866 30,765 21,816	12.40 10.72 to 12.97 8.28 to 9.86	432,391 329,806 180,675	1.65% 0.25% to 1.65% 0.25% to 1.65%	0.26% 0.13% 0.00%	15.69% 29.45% to 31.62% -17.19% (5) to 3.01% (6)

AllianceBernstein Money Market Portfolio (Class A)(11)
2004 2003 2002	— 14 14	— 10.08 10.02	— 142 143	— 0.25% 0.25%	— 0.70% 0.00%	— 0.57% 0.18% (6)

AllianceBernstein Premier Growth Portfolio (Class A)(11)
2004 2003 2002	— 14 14	— 12.92 10.45	— 183 149	— 0.25% 0.25%	— 0.00% 0.00%	— 23.71% 0.17% (6)

AllianceBernstein Small Cap Growth Portfolio (Class A)
2004 2003 2002	50,435 54,360 29,734	12.63 11.21 to 15.09 7.65 to 10.13	637,200 609,561 227,650	1.65% 0.25% to 1.65% 0.25% to 1.65%	0.00% 0.00% 0.00%	12.68% 46.47% to 48.90% -23.45% (5) to 1.49% (6)

AllianceBernstein Technology Portfolio (Class A) (11)
2004 2003 2002	— 14 14	— 13.40 9.30	— 189 132	— 0.25% 0.25%	— 0.00% 0.00%	— 44.11% 0.40% (6)

31

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

5. UNIT VALUES (Continued)

	At December 31			For the Year Ended December 31

Year	Units	Unit Fair Value Lowest to Highest ($) (4)	Net Assets ($)	Expense Ratio Lowest to Highest (1)	Investment Income Ratio (2)	Total Return Lowest to Highest (3)
AllianceBernstein Total Return Portfolio (Class A) (11)
2004 2003 2002	— 14 14	— 12.56 10.55	— 177 150	— 0.25% 0.25%	— 2.47% 0.00%	— 18.98% 4.08% (6)

AllianceBernstein U.S. Government/High Grade Securities Portfolio (Class A)(11)
2004 2003 2002	— 14 14	— 10.87 10.47	— 154 149	— 0.25% 0.25%	— 2.64% 0.00%	— 3.82% 4.94% (6)

AllianceBernstein Worldwide Privatization Portfolio (Class A)
2004 2003 2002	22,138 8,342 6,703	15.21 12.44 to 14.13 8.82 to 9.85	336,775 103,838 59,123	1.65% 0.25% to 1.65% 0.25% to 1.65%	0.14% 1.13% 0.01%	22.24% 41.12% to 43.40% -11.82% (5) to 2.59% (6)

AllianceBernstein Americas Government Income Portfolio (Class B)
2004 2003 2002	513,866 327,417 12,989	11.58 to 19.80 11.27 to 19.19 18.13 to 18.15	9,395,876 5,698,466 235,654	1.40% to 1.75% 1.40% to 1.65% 1.40% to 1.60%	4.33% 4.17% 0.00%	3.22% to 3.71%(9)(12) 1.82% (8) to 5.71% 2.32% (7) to 4.16% (6)

AllianceBernstein International Value Portfolio (Class B)
2004 2003 2002	1,213,119 699,881 34,428	14.30 to 15.94 11.66 to 12.94 9.09 to 9.11	18,894,736 8,950,815 313,240	1.40% to 1.75% 1.40% to 1.65% 1.40% to 1.60%	0.41% 0.15% 0.00%	19.62%(12) to 23.16% 34.12% (8) to 42.10% -1.88% (7) to -0.25% (6)

AllianceBernstein Real Estate Investment Portfolio (Class B)
2004 2003 2002	486,517 292,051 12,427	16.79 to 22.83 12.65 to 17.11 12.48	10,458,724 4,746,663 155,110	1.40% to 1.75% 1.40% to 1.65% 1.40% to 1.60%	2.01% 1.18% 0.00%	33.40% to 36.54%(9)(12) 29.03% (8) to 37.11% -1.12% (7) to -0.29% (6)

AllianceBernstein Small Cap Value Portfolio (Class B)
2004 2003 2002	1,475,577 900,473 65,664	13.73 to 16.63 11.75 to 14.16 10.17 to 10.19	23,828,338 12,528,762 669,079	1.40% to 1.75% 1.40% to 1.65% 1.40% to 1.60%	0.08% 0.31% 0.00%	15.37%(12) to 17.42% 36.21% (8) to 38.95% -0.16% (7) to 2.96% (6)

AllianceBernstein Utility Income Portfolio (Class B)
2004 2003 2002	339,625 175,085 2,732	12.90 to 20.79 10.59 to 17.00 14.36 to 14.41	6,515,588 2,802,320 39,320	1.40% to 1.75% 1.40% to 1.65% 1.40% to 1.60%	1.83% 1.96% 0.00%	19.63%(12) to 22.30% 16.85% (8) to 18.00% -0.98% (7) to 2.78% (6)

32

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

5. UNIT VALUES (Continued)

	At December 31			For the Year Ended December 31

Year	Units	Unit Fair Value Lowest to Highest ($) (4)	Net Assets ($)	Expense Ratio Lowest to Highest (1)	Investment Income Ratio (2)	Total Return Lowest to Highest (3)
AllianceBernstein Value Portfolio (Class B)
2004 2003 2002	2,359,230 1,532,580 254,350	12.03 to 12.11 (10) 10.83 to 10.87 (10) 8.54 to 8.60	28,535,952 16,593,446 2,177,267	1.40% to 1.75% 1.40% to 1.65% 1.40% to 1.65%	0.86% 0.53% 0.00%	10.17%(12) to 11.80% 26.37% to 26.69% -14.01% (5) to 3.07% (6)

AllianceBernstein Global Bond Portfolio (Class B)
2004 2003 2002	346,017 210,760 27,005	13.19 to 18.51 12.29 to 17.16 15.33 to 15.39	6,018,887 3,522,061 414,313	1.40% to 1.75% 1.40% to 1.65% 1.40% to 1.60%	5.45% 8.62% 0.00%	7.82% to 10.37%(9)(12) 7.04% (8) to 11.53% 3.07% (7) to 5.46% (6)

AllianceBernstein Global Dollar Government Portfolio (Class B)
2004 2003 2002	200,920 118,642 10,486	14.82 to 30.69 13.77 to 28.35 21.48 to 21.56	4,977,466 3,161,606 225,827	1.40% to 1.75% 1.40% to 1.65% 1.40% to 1.60%	7.07% 3.99% 0.00%	8.28% to 12.91%(9)(12) 13.33% (8) to 31.50% 15.39% (6) to 15.45% (7)

AllianceBernstein Growth Portfolio (Class B)
2004 2003 2002	780,560 438,414 49,739	12.23 to 24.60 10.88 to 21.78 8.21 to 16.40	17,058,444 8,467,347 587,822	1.40% to 1.75% 1.40% to 1.65% 1.40% to 1.65%	0.00% 0.00% 0.00%	7.35%(12) to 12.94% 32.51% to 32.85% -17.88% (5) to 0.86% (6)

AllianceBernstein Growth and Income Portfolio (Class B)
2004 2003 2002	2,169,320 1,401,337 174,791	11.79 to 38.29 10.82 to 34.91 8.32 to 26.78	59,091,230 34,973,786 2,111,729	1.40% to 1.75% 1.40% to 1.65% 1.40% to 1.65%	0.72% 0.59% 0.00%	7.01%(12) to 9.68% 30.03% to 30.37% -16.79% (5) to 1.25% (6)

AllianceBernstein High-Yield Portfolio (Class B)
2004 2003 2002	1,141,149 766,636 43,010	10.90 to 12.28(10) 10.27 to 11.64(10) 8.50 to 8.52	12,553,907 7,966,949 366,151	1.40% to 1.75% 1.40% to 1.65% 1.40% to 1.60%	6.18% 4.02% 9.14%	5.34%(12) to 6.13% 9.31% (8) to 20.56% 7.46% (6) to 8.56% (7)

AllianceBernstein International Portfolio (Class B)
2004 2003 2002	462,028 189,999 14,129	12.31 to 14.51 10.70 to 12.53 9.64 to 9.69	6,525,104 2,337,585 136,421	1.40% to 1.75% 1.40% to 1.65% 1.40% to 1.60%	0.19% 0.11% 0.00%	15.78% to 16.24%(9)(12) 29.15%(8) to 29.31% (9) -1.22% (7) to 1.40% (6)

AllianceBernstein Money Market Portfolio (Class B)
2004 2003 2002	787,337 793,252 163,810	9.68 to 12.52 9.81 to 12.64 9.94 to 12.78	9,415,513 9,782,317 2,039,175	1.40% to 1.75% 1.40% to 1.65% 1.40% to 1.65%	0.47% 0.24% 0.30%	-0.95% to-0.85%(9)(12) -1.35% to-1.10% (9) -0.63% (6) to-0.37% (7)

33

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

5. UNIT VALUES (Continued)

	At December 31			For the Year Ended December 31

Year	Units	Unit Fair Value Lowest to Highest ($) (4)	Net Assets ($)	Expense Ratio Lowest to Highest (1)	Investment Income Ratio (2)	Total Return Lowest to Highest (3)
AllianceBernstein Premier Growth Portfolio (Class B)
2004 2003 2002	1,108,343 816,179 90,344	10.58 to 26.09 9.96 to 24.42 8.21 to 20.07	23,314,959 16,365,162 1,279,184	1.40% to 1.75% 1.40% to 1.65% 1.40% to 1.65%	0.00% 0.00% 0.00%	6.84% to 8.05%(9)(12) 21.36% to 21.67% -17.91% (5) to-0.95% (6)

AllianceBernstein Small Cap Growth Portfolio (Class B)
2004 2003 2002	875,143 537,264 21,682	11.84 to 12.57 (10) 10.50 to 11.20 (10) 7.15 to 7.16	10,453,525 5,672,142 155,184	1.40% to 1.75% 1.40% to 1.65% 1.40% to 1.60%	0.00% 0.00% 0.00%	12.13%(12) to 12.80% 38.96% (8) to 46.63% -2.03% (7) to0.19% (6)

AllianceBernstein Technology Portfolio (Class B)
2004 2003 2002	471,463 281,720 25,715	10.72 to 15.29 10.39 to 14.75 7.34 to 10.40	6,826,481 3,926,347 233,241	1.40% to 1.75% 1.40% to 1.65% 1.40% to 1.65%	0.00% 0.00% 0.00%	3.63% to 9.60%(9)(12) 41.45%to 41.81% -26.58% (5) to-1.00% (6)

AllianceBernstein Total Return Portfolio (Class B)
2004 2003 2002	2,037,825 1,157,615 169,341	11.51 to 23.87 10.79 to 22.25 9.24 to 18.99	41,605,523 21,074,879 1,819,314	1.40% to 1.75% 1.40% to 1.65% 1.40% to 1.65%	2.11% 1.84% 9.14%	5.99%(12)to 7.29% 16.84% to 17.15% -7.65% (5) to 2.94% (6)

AllianceBernstein U.S. Government/High Grade Securities Portfolio (Class B)
2004 2003 2002	1,241,230 964,201 119,956	10.84 to 15.82 10.66 to 15.50 10.46 to 15.17	18,378,555 13,960,007 1,490,023	1.40% to 1.75% 1.40% to 1.65% 1.40% to 1.65%	2.64% 2.13% 0.00%	2.08% to 2.27%(9)(12) 1.92% to 2.18% 2.81% (7) to 4.64% (5)

AllianceBernstein U.S. Large Cap Blended Style Portfolio (Class B)
2004 2003 2002	1,125,777 500,626 —	11.50 to 11.63 10.77 to 10.90 —	13,073,820 5,405,316 —	1.40% to 1.75% 0.25% to 1.65% —	0.07% 0.00% —	7.65% to 8.49%(9)(12) 7.72% (8) to 8.98% (8) —

AllianceBernstein Worldwide Privatization Portfolio (Class B)
2004 2003 2002	194,928 60,851 12,168	15.04 to 24.12 12.37 to 19.73 13.89 to 13.98	4,250,880 1,155,308 169,530	1.40% to 1.75% 1.40% to 1.65% 1.40% to 1.60%	0.10% 0.64% 0.00%	19.75% to 22.26%(12) 39.48% (8) to 41.10% (9) -1.18% (7) to 1.02% (6)

AllianceBernstein Wealth Appreciation Strategey (Class B)
2004 2003 2002	974,118 — —	10.56 to 10.60 — —	10,308,032 — —	1.40% to 1.75% — —	0.00% — —	5.63%(13) to 5.99%(13) — —

34

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

5.	UNIT VALUES (Continued)

	At December 31			For the Year Ended December 31

Year	Units	Unit Fair Value Lowest to Highest ($) (4)	Net Assets ($)	Expense Ratio Lowest to Highest (1)	Investment Income Ratio (2)	Total Return Lowest to Highest (3)

AllianceBernstein Balanced Wealth Strategy Portfolio (Class B)
2004 2003 2002	1,677,266 — —	10.55 to 10.57 — —	17,719,108 — —	1.40% to 1.75% — —	0.00% — —	5.50%(13) to 5.74%(13) — —
(1)	These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying investment portfolios have been excluded. For additional information on charges and deductions see footnote 3.

(2)	These amounts represent the dividends, excluding distributions of capital gains, received by the variable account from the underlying investment portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable account is affected by the timing of the declaration of dividends by the underlying investment portfolio in which the variable account invests.

(3)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. In 2003, the Separate Account adopted SOP 03-5, Financial Highlights of Separate Accounts: An Amendment to the Audit and Accounting Guide Audits of Investment Companies (the “SOP”). In accordance with the SOP, the total return range is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio. As such, some individual contract total returns are not within the range presented due to a variable account being added to a product during the year. Prior to 2003, the total return range of minimum and maximum values was calculated independently of the product groupings that produced the lowest and highest expense ratio.

(4)	In 2003, in accordance with the SOP, the unit fair value range is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio. As such, some individual contract unit values are not within the range presented due to differences in the unit fair value at the products launch date and other market conditions. Prior to 2003, the unit fair value range of minimum and maximum values was calculated independently of the product grouping that produced the lowest and highest expense ratio.

(5)	For the period from June 3, 2002 (effective date) to December 31, 2002.

(6)	For the period from August 6, 2002 (effective date) to December 31, 2002.

(7)	For the period from August 14, 2002 (effective date) to December 31, 2002.

(8)	For the period from May 1, 2003 (effective date) to December 31, 2003.

(9)	Individual contract total returns are not all within the total return range presented due to a variable account being added to a product during the year.

(10)	Individual contract unit fair values are not all within the range presented due to differences in the unit fair value at a product’s launch date and other market conditions.

35

VARIABLE ANNUITY ACCOUNT NINE

OF

AIG SUNAMERICA LIFE ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

5.	UNIT VALUES (Continued)

(11)	Retained in Variable Annuity Account Nine by AIG SunAmerica Life Assurance Company.

(12)	For the period from May 3, 2004 (effective date) to December 31, 2004.

(13)	For the period from July 1, 2004 (effective date) to December 31, 2004.

36

                         AMERICAN HOME ASSURANCE COMPANY

                            NAIC Company Code: 19380

                              Financial Statements

                                (Statutory Basis)

                                December 31, 2004

                         Report of Independent Auditors

To the Board of Directors and Shareholders of
 American Home Assurance Company;

We have audited the accompanying statutory statement of admitted assets, liabilities, capital and surplus of American Home Assurance Company (the
"Company") as of December 31, 2004, and the related statutory statement of income and changes in capital and surplus, and of cash flow for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Notes 1 and 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of
America, the financial position of the Company as of December 31, 2004, or the results of its operations or its cash flow for the year then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the
Company as of December 31, 2004, and the results of its operations and its cash flow for the year then ended, on the basis of accounting described in Notes 1 and 2 to the financial statements.

As discussed in Note 2 to the accompanying financial statements, as a result of regulatory inquiries into certain transactions, AIG conducted an internal review of information and a number of transactions. As part of the internal review, the
Company reviewed the statutory accounting treatment for matters identified during the internal review and concluded that certain transactions required adjustment. An agreement was reached with the Company's domiciliary state to include a single 2004 year presentation of its financial statements and to reflect the impact to its 2003 and prior year unassigned surplus as an adjustment to unassigned surplus at January 1, 2004.

PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
New York, NY
October 17, 2005

                                        2

                         AMERICAN HOME ASSURANCE COMPANY
         Statement of Admitted Assets, Liabilities, Capital and Surplus
                                (Statutory Basis)
                               As of December 31,

                                                                                               2004
                                                                                        -----------------
                               Admitted Assets
                               ---------------

Bonds, principally at amortized cost (NAIC market value: 2004 - $8,209,550,613)         $   7,994,583,920
Stocks:
  Non-redeemable preferred stocks, at NAIC market value (cost: 2004 - $463,190,085)           457,593,670
  Common stocks, at NAIC market value (cost: 2004 - $1,374,733,826)                         2,923,431,228
Short-term investments, at amortized cost (approximates NAIC market value)                     70,457,937
Other invested assets, primarily at equity (cost: 2004 - $1,755,421,344)                    1,822,436,352
Cash                                                                                           18,536,724
Receivable for securities                                                                      99,398,952
Aggregate write-ins for invested assets                                                            55,962
                                                                                        -----------------
  Total cash and invested assets                                                           13,386,494,745
Agents' balances or uncollected premiums:
  Premiums in course of collection                                                            614,119,837
  Premiums and installments booked but deferred and not yet due                               693,540,979
  Accrued retrospective premiums                                                                7,717,284
Funds held by or deposited with reinsurers                                                    161,437,334
Amounts receivable under high deductible policies                                             367,173,605
Reinsurance recoverable on loss payments                                                      245,991,798
Current federal and foreign income tax recoverable from parent                                575,690,315
Net deferred tax assets                                                                       322,784,777
Electronic data processing equipment, less accumulated depreciation                            90,769,778
Interest and dividends due and accrued                                                        153,753,788
Receivable from parent, subsidiaries, and affiliates                                          430,317,791
Equities in underwriting pools and associations                                               498,433,360
Deposit accounting assets                                                                   1,638,716,479
Deposit accounting assets - funds held                                                        424,685,160
Other assets                                                                                  371,905,317
                                                                                        -----------------
  Total admitted assets                                                                 $  19,983,532,347
                                                                                        =================

                        See Notes to Financial Statements

                                        3

                         AMERICAN HOME ASSURANCE COMPANY
         Statement of Admitted Assets, Liabilities, Capital and Surplus
                                (Statutory Basis)
                               As of December 31,

                                                                                          2004
                                                                                   ------------------
                                 Liabilities
                                 -----------

Unpaid losses                                                                      $    8,252,100,497
Reinsurance payable on paid loss and loss adjustment expenses                             259,374,904
Unpaid loss adjustment expenses                                                         1,105,698,242
Commissions payable, contingent commissions and other similar charges                      16,225,705
Other expenses (excluding taxes, licenses and fees)                                         5,172,252
Taxes, licenses and fees (excluding federal and foreign income taxes)                     118,934,443
Ceded reinsurance premiums payable, net of ceding commissions                              74,707,897
Unearned premiums                                                                       4,136,808,013
Funds held under reinsurance treaties                                                     261,468,677
Amounts withheld or retained by company for account of others                              41,058,124
Provision for reinsurance                                                                 376,737,564
Payable to parent, subsidiaries, and affiliates                                           346,918,710
Dividends declared and unpaid                                                              16,724,656
Policyholder funds on deposit                                                              20,861,810
Loss clearing                                                                               8,664,540
Retroactive reinsurance reserve - assumed                                                  10,676,730
Retroactive reinsurance reserve - ceded                                                   (81,535,596)
Liability for pension and severance pay                                                     4,882,444
Deposit accounting liability - funds held                                               1,089,396,213
Deposit accounting liabilities                                                            465,475,220
Other liabilities                                                                         113,841,675
                                                                                   ------------------
  Total liabilities                                                                    16,644,192,720
                                                                                   ------------------

                          Capital and Surplus
                          -------------------

Special surplus funds from retroactive reinsurance                                         81,577,842
Common capital stock, $15.00 par value 1,758,158 shares
  authorized, 1,695,054 shares issued and outstanding                                      25,425,810
Capital in excess of par value                                                            702,745,971
Unassigned surplus                                                                      2,529,590,004
                                                                                   ------------------
  Total capital and surplus                                                             3,339,339,627
                                                                                   ------------------
  Total liabilities, capital and surplus                                           $   19,983,532,347
                                                                                   ==================

                        See Notes to Financial Statements

                                        4

                         AMERICAN HOME ASSURANCE COMPANY
             Statement of Operations and Capital and Surplus Account
                                (Statutory Basis)
                         For the Year Ended December 31,
                                                                                           2004
                                                                                     -----------------
Underwriting income:
Premiums earned                                                                      $   6,522,744,479
                                                                                     -----------------
Deductions:
  Losses incurred                                                                        4,766,132,507
  Loss adjustment expenses incurred                                                        730,780,156
  Other underwriting expenses incurred                                                   1,424,929,073
                                                                                     -----------------
Total underwriting deductions                                                            6,921,841,736
                                                                                     -----------------
Net underwriting loss                                                                     (399,097,257)
                                                                                     -----------------
Investment income:
  Net investment income earned                                                             419,417,808
  Net realized capital gains                                                                38,868,927
                                                                                     -----------------
Net investment gain                                                                        458,286,735
                                                                                     -----------------
Net loss from agents' or premium balances charged off                                      (42,782,977)
Other gain                                                                                  37,854,653
                                                                                     -----------------
Income before dividends to policyholders and federal and foreign income taxes               54,261,154
Dividends to policyholders                                                                    (532,291)
                                                                                     -----------------
Income after dividends to policyholders but before federal and foreign income taxes         53,728,863
Federal and foreign income tax provision                                                    99,915,418
                                                                                     -----------------
Net loss                                                                             $     (46,186,555)
                                                                                     =================
                  Capital and Surplus Account

Total capital and surplus, as of  December 31, previous year                         $   3,621,899,313
  Adjustment to beginning surplus                                                         (588,401,404)
                                                                                     -----------------
Total capital and surplus, as of January 1, 2004                                         3,033,497,909
Gains and (losses) in surplus:
  Net (loss) income                                                                        (46,186,555)
  Change in net unrealized capital gains                                                   360,939,835
  Change in net deferred income taxes                                                      363,072,435
  Change in non-admitted assets                                                           (345,908,075)
  Change in provision for reinsurance                                                       (7,794,510)
  Cash dividends to stockholder                                                            (63,464,000)
  Paid in surplus                                                                          157,947,881
  Other surplus adjustments                                                               (149,131,610)
  Unrealized foreign exchange adjustment                                                    36,366,317
                                                                                     -----------------
Change in surplus as regards policyholders for the year                                    305,841,718
                                                                                     -----------------
Total capital and surplus, December 31, current year                                 $   3,339,339,627
                                                                                     =================

                        See Notes to Financial Statements

                                        5

                         AMERICAN HOME ASSURANCE COMPANY
                             Statement of Cash Flow
                                (Statutory Basis)
                         For the Year Ended December 31,

                                                                               2004
                                                                         ------------------
Premiums collected net of reinsurance                                    $    7,036,063,766
Net investment income                                                           436,056,847
Miscellaneous income                                                             (4,928,324)
                                                                         ------------------
Total                                                                         7,467,192,289
Benefit and loss related payments                                                13,776,767
Commissions, expenses paid and aggregate write-ins for deductions             1,930,945,277
Dividends paid to policyholders                                                     600,677
Federal and foreign income taxes paid                                           618,202,167
                                                                         ------------------
Total                                                                         2,563,524,888
                                                                         ------------------
Net cash from operations                                                      4,903,667,401
                                                                         ------------------
Proceeds from investments sold, matured or repaid:
  Bonds                                                                       3,286,111,245
  Stocks                                                                      2,427,403,810
  Other invested assets                                                       3,872,120,851
  Net losses on cash short-term investments                                          (2,974)
  Miscellaneous proceeds                                                         77,009,289
                                                                         ------------------
Total investment proceeds                                                     9,662,642,221
                                                                         ------------------
Cost of investments acquired (long-term only):
  Bonds                                                                       5,267,294,849
  Stocks                                                                      2,513,099,560
  Other invested assets                                                       4,354,699,859
  Miscellaneous applications                                                    107,456,829
                                                                         ------------------
Total investments acquired                                                   12,242,551,097
                                                                         ------------------
Net cash used for investments                                                (2,579,908,876)
                                                                         ------------------
Cash provided (applied):
  Capital and paid in surplus, less treasury stock                              157,947,881
    Net deposits on deposit type contracts                                     (641,967,545)
  Dividends to stockholders                                                     (63,464,000)
  Other cash applied                                                         (1,798,699,473)
                                                                         ------------------
Net cash used in financing and miscellaneous sources                         (2,346,183,137)
                                                                         ------------------
Net change in cash and short-term investments                                   (22,424,612)

                           RECONCILIATION

Cash and short-term investments:

  Beginning of year                                                             111,419,273
                                                                         ------------------
  End of year                                                            $       88,994,661
                                                                         ==================

                        See Notes to Financial Statements

                                        6

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

1.   Summary of Significant Statutory Basis Accounting Policies

     (A) Organization

     American Home Assurance Company (the "Company" or "AHAC") is a direct wholly owned subsidiary of American International Group, Inc. (the "Parent"
     or "AIG"). The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. The
     Company accepts business primarily from insurance brokers, enabling selection of specialized markets and retention of underwriting control. The
     Company has significant transactions with the Parent and affiliates (see
     Note 4).

     (B) Accounting Practices

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the
     Insurance Department of the State of New York.

     The Insurance Department of the State of New York recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company and, for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance
     Commissioners Accounting Practices and Procedures ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the State of
     New York. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

     The Insurance Department of the State of New York has adopted the following accounting practices that differ from those found in NAIC SAP; specifically the prescribed practices of 1) Discounted workers compensation reserves on a non-tabular basis. In NAIC SAP, discounting of reserves is not permitted on a non- tabular basis. 2)Under NAIC SAP, Electronic Data Processing (EDP)
     assets are admitted; only applicable software is non-admitted. 3) New York regulation 20 reinsurance credits for calculating the provision for unauthorized reinsurance. In NAIC SAP, New York regulation 20 credits are not permitted. 4) Goodwill admissibility rules differ from that of NAIC
     SAP.

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed by the State of New York is shown below:

                                                              2004
                                                        ---------------
     Net Income (Loss), New York
      Insurance Department basis                        $   (46,186,555)

     State Practices - (Deduction) Income:
       Non-Tabular Discounting                              (44,159,900)
                                                        ---------------
     Net Income (Loss), NAIC SAP                        $   (90,346,455)
                                                        ---------------

     Statutory Surplus, New York Insurance
      Department basis                                  $ 3,339,339,627

     State Practices - Credit (Charge):
        Non-Tabular Discounting                            (181,173,624)
        Reinsurance Credits                                (191,577,609)
        Electronic data processing equipment and
         software                                           (90,731,378)
                                                        ---------------
     Statutory Surplus, NAIC SAP                        $ 2,875,857,016
                                                        ---------------

     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("GAAP").
     NAIC SAP varies in certain respects from GAAP. Under GAAP: (1) costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements; (2) statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are restored to surplus; (3) the equity in earnings of affiliates with ownership between 20% and 50% is included in net income, and investments in subsidiaries with greater than 50% ownership are consolidated; (4) estimated undeclared dividends to policyholders are accrued; (5) the reserve for losses and loss expenses and reserve for unearned premiums are presented gross of ceded reinsurance by establishing a reinsurance asset; (6) debt and equity securities deemed to be available for sale and trading securities are reported at fair value, and the difference between cost and fair value of securities available for sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity, for trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost; (7)
     corrections of accounting errors are reported as an adjustment to the prior period financial statement; (8) contracts are recorded as retroactive and retain insurance accounting treatment if they pass the risk transfer test.
     If risk

                                        7

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method and (9) deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the income statement. Under NAIC SAP:
     (1) costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed; (2) statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus; (3)
     the equity in earnings of affiliates are included in unrealized appreciation/(depreciation) of investments and subsidiaries (which are not consolidated) are reported directly in surplus with dividends reported as income; (4) declared dividends to policyholders are accrued; (5) the reserve for losses and loss expenses and reserve for unearned premiums are presented net of ceded reinsurance; (6) NAIC investment grade debt securities are reported at amortized cost, while non-NAIC investment grade debt securities (NAIC rated 3-6) are reported at lower of cost or market;
     (7) premium contracts, regardless of risk transfer, are reported as insurance as long as policies are issued in accordance with insurance requirements; (8) regardless of risk transfer, an insurance contract deemed to be retroactive receives special accounting treatment. Gains or losses are recognized in the income statement and surplus is segregated on the ceding entity to the extent of gains recognized; and (9) deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     Significant statutory accounting practices are as follows:

          A.   The preparation of financial statements in conformity with accounting practices prescribed or permitted by the State of New
               York requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.
               Actual results could differ from management's estimates.

          B.   Investments are carried at values designated by the NAIC. Bonds are carried at amortized cost using the scientific method, except non NAIC investment grade bonds, which are carried at
               NAIC-designated values. Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. The NAIC market value of Mortgage-backed securities approximated $178,991,000 at December 31, 2004.
               Unaffiliated common and preferred stocks are carried principally at market value; certain preferred stocks subject to a 100%
               mandatory sinking fund are carried at amortized cost. Investments in affiliates (including subsidiaries) are included in common stocks based on the net worth of the entity, determined in accordance with NAIC SAP. The Company considers all highly liquid debt securities with maturities of twelve months or less to be short-term investments. Short-term investments are carried at amortized cost which approximates NAIC market value. Other invested assets consist primarily of shares of an intermediate bond mutual fund and investments in partnerships. The
               intermediate bond mutual fund is carried principally at NAIC market value and the unrealized gain or loss reported as
               unassigned surplus. The joint ventures and partnerships are carried principally based on equity method. Dividends are
               recorded in "Net investment income earned". Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of specific
               identification. Unrealized gains and losses on all stocks, bonds carried at NAIC designated values, joint ventures, partnerships and foreign currency translation are credited or charged to unassigned surplus.

          C.   Premiums written are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force.
               Premium estimates for retrospectively rated policies are
               recognized within the periods in which the related losses are incurred. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

          D.   Certain assets, principally furniture, equipment, and leasehold improvements and certain overdue agents' balances, are designated
               "non-admitted assets" and are directly charged to unassigned surplus. EDP is depreciated over five years on the straight line method. Leasehold improvements are amortized over the shorter of the remaining terms of the leases or estimated useful lives. The
               Company had depreciation expense of $17,059,883 for the year ended 2004.

          E.   The liabilities for unpaid losses and loss adjustment expenses, including incurred but not reported losses, are determined on the basis of claims adjustors' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are
               continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and loss adjustment expenses are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.
               The Company discounts its loss and loss adjustment expense reserves on workers compensation claims. The tabular and
               non-tabular discounted case reserves amounted to $143,687,856 and
               $181,173,624, respectively, at December 31, 2004. Tabular case reserves have been discounted using the 1979-81 Decennial
               Mortality Table at 3.5%. Non-tabular case reserves have been discounted using the discount factors promulgated by the New York
               Insurance Department. At December 31, 2004, liabilities include
               $2,211,905,306 of such discounted reserves.

                                        8

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

          F.   Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company. In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 62 Property and
               Casualty Reinsurance, ceded expenses, net of acquisition costs, are earned over the policy period.

          G.   Commissions, premium taxes, and certain other underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in "Other
               underwriting expenses incurred."

          H.   Dividends to policyholders are charged to income as declared.

          I.   Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Unrealized gains and losses from translating balances in foreign currencies are recorded as adjustments to surplus. Gains and losses resulting from foreign currency
               transactions are included in income.

          J.   Options are carried at market value. Put options owned are included in "Other invested assets" on the statement of admitted assets, liabilities and surplus. Call options written are
               included in "Other liabilities". Any change in unrealized gains or losses on options owned or written are credited or charged to unassigned surplus. Realized gains or losses on the disposition of options are determined on the basis of specific identification are included in income. Derivatives are not used for hedge accounting treatment.

          K.   Common capital stock and capital in excess of par value
               represents amounts received by the Company in exchange for shares issued. The Common capital stock represents the value received by the Company of shares issued multiplied by par value per share.
               Capital in excess of par value represents the value received by the Company of shares issued in excess of the par value per share.

          L.   Premium contracts, regardless of risk transfer, are reported as insurance as long as policies are issued in accordance with NAIC
               Statutory Statement of Accounting Practice.

          M.   In accordance with SSAP No. 62 Property and Casualty Reinsurance, the Company records a liability for commissions recorded in excess of acquisition costs. The liability is earned as income over the life of the contract.

          N.   In accordance with SSAP No. 62 Property and Casualty Reinsurance, the Company reviews its ultimate losses in respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projections and
               associated acquisition expenses.

          O.   In accordance with SSAP No. 56 Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments by using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. As of December 31, 2004, accrued premiums related to the Company's retrospectively rated contracts amounted to
               $7,717,284.

2.   Accounting Adjustments

     As a result of regulatory inquiries into certain transactions, AIG conducted an internal review of information and certain transactions from
     January 2000 to May 2005. As part of the internal review, the Company reviewed the statutory accounting treatment for matters identified during the internal review and concluded that certain transactions required adjustment. An agreement was reached with the Company's domiciliary state to re-file its 2004 annual statement using the methodology described under
     Statements of Statutory Accounting Principles (SSAP) 3, "Accounting Changes
     and Correction of Errors". The agreement included a single 2004 year presentation of its audited statutory financial statements. In applying this methodology, the Company has reflected the impact to its 2003 and prior unassigned surplus as an adjustment to unassigned surplus as of
     January 1, 2004.

                                        9

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The major components affecting the beginning surplus at January 1, 2004 are as follows:

     (In thousands)                                         Amount
     ----------------------------------------------------------------
     Total capital and surplus, as of December 31,
      previous year                                      $  3,621,899

     Adjustments to beginning surplus:
       1. Union Excess                                       (370,620)
       2. Richmond                                            (44,206)
       3. Coventry                                            (15,932)
       4. Muni-Covered Call                                    (3,381)
       5. Loss Reserves                                       (74,580)
       6. DBG Analysis                                        (53,316)
       7. Other Adjustments                                    (9,478)
          Risk Transfer (Other than Union Excess and
           Richmond)                                          (16,588)
                                                         ------------
            Total adjustments to beginning surplus           (588,401)
                                                         ------------
     Total capital and surplus, as of January 1, 2004    $  3,033,498
                                                         ============

     The above reconciliation of opening capital and surplus at January 1, 2004 is presented net of income taxes. The Company has evaluated any deferred income tax assets arising from these adjustments for admissibility in accordance with Statutory Accounting Principles.

     Explanation of Accounting Adjustments

     1.   Union Excess- reinsurance ceded to Union Excess Reinsurance Company,
          Ltd. (Union Excess), a Barbados-domiciled reinsurer, did not result in sufficient risk transfer because of AIG's control over certain transactions undertaken directly or indirectly with Union Excess, including the timing and nature of certain commutations. These transactions have been adjusted to deposit accounting in accordance with SSAP 62 "Property and Casualty Reinsurance" and SSAP 75
          "Reinsurance Deposit Accounting-An Amendment to SSAP 62, Property and
          Casualty Reinsurance."

     2.   Richmond- reinsurance ceded to subsidiaries of Richmond Insurance
          Company, Ltd.(Richmond), a Bermuda-based reinsurance holding company, did not result in sufficient risk transfer because of AIG's ability to exert control over that entity. Such determination was based, in part, on arrangements and documents, including "put agreements", requiring an AIG subsidiary to purchase Richmond's outstanding shares. These transactions have been adjusted to deposit accounting in accordance with SSAP 62 "Property and Casualty Reinsurance" and SSAP 75
          "Reinsurance Deposit Accounting-An Amendment to SSAP 62, Property and
          Casualty Reinsurance".

     3.   Coventry- life settlements are designed to assist life insurance policyholders to monetize the existing value of life insurance policies. The Company recorded its proportionate share of the net death benefits from the purchased contracts, net of reinsurance to a third party reinsurer, as premium. Costs incurred to acquire the contracts and keep them in force were recorded as paid losses, net of reinsurance. The Company has determined, in light of new information not available to management of the Company at the time the initial accounting determination was made, that the accounting for these transactions as insurance and reinsurance is a misapplication of statutory accounting. This adjustment results in AIG's entire investment in life settlements being accounted for as a collateral loan in accordance with SSAP 21 "Other Admitted Assets". The admitted value of the loans is an amount not in excess of the cost (including capitalized interest) of acquiring the life settlements and maintaining them in force for so long as the fair value of the underlying life settlements collateralizing such loans is at least equal to the outstanding amount of such loans. The Company has committed to use its best efforts to effect a transfer of all life settlement loans on its books to another company prior to December 31,
          2005.

     4.   Muni-Covered Calls- The Company entered into a series of transactions with third parties whereby the company sold in-the-money calls, principally on municipal bonds in its investment portfolio, that had unrealized gains associated with them. Upon exercise of a call, the related bonds were delivered to the purchaser of the call and subsequently reacquired by the Company pursuant to contingent forward agreements which permitted the Company to repurchase the bonds at prevailing market value. The company did not cede control over the

                                       10

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

          bonds and therefore the transactions should not have been accounted for as sales and subsequent purchases. The adjustments reduced previously reported net investment income and correspondingly decreased amortized cost of the investment.

     5.   Loss Reserves- Estimation of ultimate net losses and loss expenses is a complex process requiring the use of assumptions which may be highly uncertain at the time of estimation. The Company has determined that
          Incurred But Not Reported Reserves (IBNR) were adjusted on a regular basis without appropriate support for the adjustment. The Company does not believe that any changes made materially affected the balance of the Company's loss reserves because, in each instance, IBNR as adjusted was within appropriate tolerance of the applicable actuarial point estimate. The Company has determined that the unsupported changes in reserves independently from the actuarial process constituted errors which have been adjusted accordingly.

     6.   Domestic Brokerage Group "DBG" Analysis- The Company has determined that allowances related to certain premium receivable, reinsurance recoverable and other assets were not sufficient. The adjustment has established additional allowances for these items.

     7.   Other Adjustments- The Company has summarized other miscellaneous adjustments, which individually did not have a significant impact on the adjustment of its statutory financial statements.

     In addition to the above, the following accounting treatment has also been agreed with the Company's domiciliary state:

     Risk Transfer (Other than Union Excess and Richmond)- All assumed and ceded reinsurance transactions without sufficient risk transfer have been adjusted to deposit accounting in accordance with SSAP 62 "Property and
     Casualty Reinsurance" and SSAP 75 "Reinsurance Deposit Accounting-An
     Amendment to SSAP 62, Property and Casualty Reinsurance". Direct insurance transactions identified as part of the internal review for which there was insufficient risk transfer, other than those where a policy was issued (i)
     in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance, or (iii) in compliance with filed forms, rates and/or rating plans, adjusted to deposit accounting.

     Nine Month Rule- The Company analyzed the current status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including IBNR) exceeded $100,000 for compliance with the nine month rule as described in SSAP 62. Any such treaties for which the documentation required by SSAP No. 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1,
     2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the Domiciliary Insurance
     Department.

     Foreign Property Casualty Business: The Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of the American International Underwriters
     Overseas Association (AIUOA). Refer to Note 4 for a description of AIUOA pooling arrangement and related financial statement presentation.

3.   Federal Income Taxes

     The Company files a consolidated U.S. federal income tax return with the
     Parent pursuant to a consolidated tax sharing agreement. The agreement provides that the Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Parent for tax benefits relating to any net losses of the Company utilized in filing the consolidated return as well as any alternative minimum tax credits generated by the company. The federal income tax recoverable and payable in the accompanying statement of admitted assets, liabilities, capital and surplus are due to/from the Parent. The U.S. federal income tax rate applicable to ordinary income is 35% at December 31, 2004 and 2003.

                                       11

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The components of the net deferred tax asset are as follows:

     Gross deferred tax assets                           $ 946,890,209
     Gross deferred tax liabilities                        128,671,189
     Non-admitted deferred tax assets in accordance
      with SSAP No.10, income taxes                        495,434,243
                                                         -------------
     Net deferred tax assets admitted                      322,784,777
                                                         -------------
     Change in deferred tax assets non-admitted          $ 225,561,704
                                                         -------------

     The components of the current income tax incurred are as follows:

     Tax benefit on net underwriting and net
      investment income                                  $  61,549,403
     Federal income tax adjustment - prior year             24,761,891
     Tax on net realized gains                              13,604,124
                                                         -------------
     Current income taxes incurred                       $  99,915,418
                                                         -------------

     Prior years' federal income tax adjustment of $24,761,891 is accounted for by increasing federal and foreign income tax expense in the 2004 statement of income.

     The main components of the deferred tax amounts as of December 31, 2004 are as follows:

     Deferred Tax Assets
     -------------------

     Loss reserve discount                              $  402,853,219
     Non-admitted assets                                   186,531,611
     Unearned premium reserve                              289,576,562
     Unearned capital losses                                         -
     Partnership adjustments                                 6,493,685
     Pension adjustments                                     7,327,555
     Other temporary differences                            54,107,577
                                                        --------------
     Gross deferred tax assets                             946,890,209
     Non-admitted deferred tax assets                     (495,434,243)
                                                        --------------
     Admitted deferred tax assets                       $  451,455,966
                                                        --------------
     Deferred Tax Liabilities
     ------------------------

     Unrealized capital gains                           $ (128,671,189)
     Other temporary differencs                                      -
                                                        --------------
     Gross deferred tax liabilities                       (128,671,189)
                                                        --------------
     Net admitted deferred tax assets                   $  322,784,777
                                                        --------------

     Gross deferred tax assets                          $  946,890,209
     Gross deferred tax liabilities                       (128,671,189)
                                                        --------------
     Net deferred tax (liabilities) / assets            $  818,219,020
                                                        --------------

                                       12

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Actual tax expense on income from operations differs from the tax expense calculated at the statutory rate. Among the more significant book to tax adjustments in 2004 were the following:

                                                              Amount         Tax Effect
                                                          --------------   --------------
     Income before taxes                                  $   53,728,863   $   18,805,102
     Tax exempt income and dividends received deduction     (218,682,668)     (76,538,934)
     Federal income tax adjustment - prior year               70,748,260       24,761,891
     Non-admitted assets                                    (532,947,460)    (186,531,611)
     Intercompany dividends                                  (13,070,040)      (4,574,514)
     Writeoffs                                                34,982,763       12,243,967
     Income item tax effected                                 37,000,000       12,950,000
     Sub Part F Income                                        10,016,668        3,505,834
     Japan tax credits                                                 -      (49,495,894)
     Japan % tax differential                                          -      (17,774,844)
     Other                                                    (1,451,470)        (508,015)
                                                          --------------   --------------
     Total                                                $ (559,675,084)  $ (263,157,017)
                                                          --------------   --------------
     Federal income tax incurred                                           $   99,915,418
     Change in deferred tax                                                  (363,072,435)
                                                                           --------------
     Taxable income                                                        $ (263,157,017)
                                                                           ==============

     The amount of federal income tax incurred and available for recoupment in the event of future net loss:

     Current year                          $   75,153,527
     First preceding year                  $  171,304,595
     Second preceding year                 $            -

4.   Related Party Transactions

     The Company, as well as certain other insurance company subsidiaries of the
     Parent, is a party to an intercompany reinsurance agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the foreign branches) to
     NUF, the lead company. In turn, each pool participant receives their percentage share of the pooled business. Variances may exist between pool participants due to normal timing differences. The Company's share of the pool is 36%. Accordingly, premiums earned, losses and loss expenses incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the
     Company's percentage participation in the pool.

     Following is a list of all pool participants and their respective participation percentages.

                                                                       NAIC            Pool
     Company                                                          Company      Participation
                                                                       Code          Percentage
                                                                      -------      -------------
     1)  AIU Insurance Company                                         19399            1%
     2)  American International Pacific Insurance Company              23795            0%
     3)  American International South Insurance Company                40258            0%
     4)  American Home Assurance Company                               19380            36%
     5)  Birmingham Fire Insurance Company of Pennsylvania             19402            5%
     6)  Commerce and Industry Insurance Company                       19410            10%
     7)  Granite State Insurance Company                               23809            0%
     8)  Illinois National Insurance Co.                               23817            0%
     9)  The Insurance Company of the State of Pennsylvania            19429            5%
     10) National Union Fire Ins. Co. of Pittsburgh, Pa *              19445            38%
     11) New Hampshire Insurance Company                               23841            5%

*    Lead Company

                                       13

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the State of
     New York, transactions with Union Excess and Richmond are treated as affiliated.

     AIG formed American International Underwriters Overseas Association (the
     Association or AIUOA), a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations.
     Members in the Association and their respective participation are; American
     International Underwriters Overseas Limited (67%), New Hampshire Insurance
     Company ("NHIC") (12%), National Union Fire Insurance Company of
     Pittsburgh, Pa. ("NUF") (11%) and American Home Assurance Company
     ("AHAC")(10%). In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future insurance business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of
     NHIC, NUF and AHAC. At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. As mentioned in note 2, the Company continues to follow the current practices relating to foreign branches and participation in the business of AIUOA by recording: (i) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (ii) its corresponding balance sheet position, excluding loss reserves, as a net equity interest in "Equities in underwriting pools and associations"; and (iii) loss reserves recorded on a gross basis. As of December 31, 2004, the Company's interest in AIUOA amounted to $502,165,000, gross of $590,582,183 in loss reserves.

     Additionally the Company holds 4.49% of the issued share capital of AIG
     Europe S.A. for the beneficial interest of the Association.

     The following tables summarizes the transactions by the Company with any affiliate that met the reporting threshold (more than half of 1% of admitted assets of the Company) in 2004 (excluding reinsurance and cost allocation transactions).

     2004                                                           Assets Received by Insurer      Assets Transferred by Insurer
     ----                                                        -------------------------------    -----------------------------
       Date of       Explanation of    Name of        Name of       Statement                          Statement
     Transaction       Transaction     Insurer       Affiliate        Value          Description         Value        Description
     03/03/2004         Dividend        AHAC           AIG       $             -         -          $    15,866,000     Cash
     06/03/2004         Dividend        AHAC           AIG       $             -         -          $    15,866,000     Cash
     09/03/2004         Dividend        AHAC           AIG       $             -         -          $    15,866,000     Cash
     12/03/2004         Dividend        AHAC           AIG       $             -         -          $    15,866,000     Cash

     The Company did not change its methods of establishing terms regarding any affiliate transactions during the year ended December 31, 2004.

     The Company has ownership interests in certain affiliated real estate holding companies. In the ordinary course of business, the Company utilizes the services of certain affiliated companies for data center systems and investment and claims management. These companies are AIG Data Center,
     Inc., AIG Global Investment Corporation, AI Recovery, Inc and AIG Domestic
     Claims, Inc., respectively. In 2004 the Company paid these affiliated companies fees of $24,421,174, $3,668,187, $3,101,504 and $114,334,588,
     respectively. Included in short-term investments and other invested assets are AIG managed money market fund and the domestic fund of $41,452,303 and
     $410,865 as of December 31, 2004.

     At December 31, 2004 the Company had the following balances receivable from its affiliates (excluding reinsurance transactions):

     Company                                                     2004
     -------                                               --------------
     AIG                                                   $  575,690,315
                                                           --------------
     Current federal and foreign income tax receivable     $  575,690,315
                                                           --------------

     During 2004, the Company sold $215,563,671 of premium receivables without recourse to AI Credit Corp. and recorded a loss of $2,834,347.

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the polices of insurance issued by the guaranteed companies. In exchange for annual guarantee fee, the guarantees are not expected to have a material effect upon the Company's surplus as the guaranteed companies have admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by the rating agencies. In the event of termination of a guarantee,

                                       14

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     obligations in effect or contracted for on the date of termination would remain covered until extinguished. The Company is a party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

     The following is a list of guarantees in effect as of December 31, 2004.

     (in thousands)                                       Guarantee     Policyholder        Invested     Estimated      Policyholder
     Guaranteed Company                                     Issued      Obligations          Assets         Loss          Surplus
     ------------------                                   ----------   --------------   --------------   ----------   --------------
     AIG Hawaii Ins. Co., Inc.                            11/05/1997   $       98,718   $      153,383   $        -   $       60,052
     AIG Czech Republic posjistovna, a.s.                 08/01/2003           15,666           16,520            -           15,239
     AIG Europe S.A.                                      09/15/1998          676,756          851,031            -          870,020
     AIG Europe (Netherlands)                             09/20/2004          348,562           88,446            -          122,581
     AIG Mexico Seguros Interamericana, S.A. de C.V.      12/15/1997           75,696            8,519            -           75,259
     Landmark Insurance Company, Limited                  03/02/1998          375,323          224,850            -           51,687
     American General Life and Accident Ins. Co.          03/03/2003        7,446,053        8,572,671            -          602,213
     American General Life                                03/03/2003       18,781,087       21,488,480            -        2,176,470
     The United States Life Ins. Co. of the City of N Y   03/03/2003        2,866,352        3,348,197            -          422,660
     The Variable Annuity Life Insurance Company          03/03/2003       29,119,869       32,873,519            -        3,005,475
     AIG Edison Life Insurance Company                    08/29/2003        9,199,762       20,305,850            -          658,146
     American International Insurance Company             11/05/1997          285,253          684,164            -          284,328
     American International Insurance Company of Calif    12/15/1997           94,590           46,635            -           17,619
     American International Insurance Company of NJ       12/15/1997          165,466           41,935            -           24,978
     Minnesota Insurance Company                          12/15/1997           40,039           49,205            -           16,519
     AIG SunAmerica Life Assurance Company*               01/04/1999        5,137,351        6,590,567            -          836,490
     First SunAmerica Life Insurance Company *            01/04/1999        3,011,941        3,242,573            -          258,706
     SunAmerica Life Insurance Company *                  01/04/1999       45,124,182       67,186,999            -        5,008,984
     Lloyds Syndicate 1414                                12/15/2004          571,000          689,000            -          143,000
                                                                       --------------   --------------   ----------   --------------
       Total                                                           $  123,433,666   $  166,462,544   $        -   $   14,650,421
                                                                       --------------   --------------   ----------   --------------

*    The guaranteed Company is also backed by a support agreement issued by AIG.

                                       15

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Changes in the Company's equity in the following affiliates are included in
     "Change in net unrealized capital gains."

     (in thousands)                                                                                    2004
                                                                                                      Equity
     Company                                            Ownership     Cost 2004      Equity 2004      Change
     -----------------------------------------------------------------------------------------------------------
     Common stock:
     -------------
     AIG Hawaii Insurance Company, Inc.                   100.00%    $     10,000    $     62,419   $      6,162
     AIG Non Life Holding Company (Japan), Inc.           100.00%         124,477         268,674         91,085
     American International Realty Corp.                   31.47%          29,581          27,280         (5,614)
     Eastgreen, Inc.                                       13.97%          12,804          13,580            537
     Pine Street Real Estate Holdings Corp.                31.47%           5,445          21,342            915
     Pine Street I Holdings LLC                             5.70%               -               -        (14,779)
     AIG Mexico Industrial, I.L.L.C.                       49.00%          36,720          36,720           (171)
     Americana International Life Insurance Company        22.48%          70,387         136,406         12,940
     American International Insurance Company              25.00%          25,000          75,714         37,473
     AIG Claim Services, Inc.                              50.00%          48,962          56,529         24,402
     AIG Technical Services, Inc.                          50.00%               -               -        (23,409)
     Transatlantic Holdings, Inc.                          34.00%          34,055       1,043,765        (47,437)
     21st Century Insurance Group                          16.69%         240,667         148,402         (1,637)
                                                                     ------------    ------------   ------------
     Total                                                           $    638,098    $  1,890,831   $     80,467
                                                                     ------------    ------------   ------------

     The remaining equity interest in these equities, except for 21st Century
     Insurance Group and Transatlantic Holdings, Inc is owned by other affiliated companies, which are wholly owned by the Parent.

     From time to time the Company may own investments in partnerships across various other AIG affiliated entities with a combined ownership percentage greater than 10%.

5.   Pension Plans and Deferred Compensation

     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans.
     Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee
     Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the
     United States, including certain U.S. citizens employed abroad on a U.S.
     dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension

                                       16

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations.

     The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with 10 or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the "projected unit credit" cost method which attributes a pro rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The AIG projected benefit obligation was $2,750 million at December 31,
     2004. Plan assets were $2,247 million at the same date. The assumptions with respect to the discount rates and the average rate of increases in future compensation levels used in determining the actuarial present value of the projected benefit obligation for this plan at December 31, 2004 was
     5.75 percent for the discount rate and 4.25 percent for the average rate of increase in future compensation levels at December 31, 2004.

     The expected long term rate of return on plan assets was 8.25 percent at
     December 31, 2004. The Company's share of net expense for the qualified pension plan was $9.8 million at December 31, 2004.

     AIG is the Plan Sponsor of the pension and post retirement and benefit plans and is ultimately responsible for the conduct of the plans. The
     Company is only obligated to the extent of their allocation of expenses from these plans.

     Deferred Compensation Plan

     Some of the Company's officers and key employees are participants in AIG's stock option plans of 1991 and 1999. Details of these plans are published in AIG's 2004 Annual Report on Form 10-K. The Parent company is currently bearing the cost of these stock options and certain other deferred compensation programs.

     Postretirement Benefit Plans

     AIG's US postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of 10 years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May
     1, 1989 and or prior to January 1, 1993 pay the active employee premium if under age 65 and 50% of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2 million. The maximum life insurance benefit prior to age 70 is $32,500, with a maximum $25,000 thereafter.

     Effective January 1, 1993 both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5,000 for retirement at ages 55 through 59 and $10,000 for retirement at ages 60 through 64 and $15,000 from retirement at ages 65 and over.

     Assumptions associated with the accrued post retirement benefit liability at December 31, 2004 are as follows:

                                                     2004
                                                     -----
     Discount rate                                    5.75%
     Average salary rate increase                     4.25%
     Medical trend rate year 1 *                     10.00%
     Medical trend rate year 6 and over *             5.00%

*    The medical trend rate grades downward from years 1 through 6. The trend rate remains level thereafter.

     The postretirement benefit obligations and amounts recognized in AIG's consolidated balance sheet as of December 31, 2004 was $243 million. These obligations are not funded currently.

     The medical trend rate assumptions have a significant effect on the amounts reported. Increasing each trend rate by 1 percent in each year would increase the accumulated postretirement benefit obligation as of December
     31, 2004 by approximately $3.3 million and the aggregate service and interest cost components of the periodic postretirement benefit costs for
     2004 by approximately $0.2 million.

                                       17

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Decreasing each trend rate by 1 percent in each year would decrease the accumulated postretirement benefit obligation as of December 31, 2004 by approximately $3.0 million and the aggregate service and interest cost components of the periodic postretirement benefit costs for 2004 by approximately $0.2 million.

     The Company's share of other postretirement benefit plans was $127.3 thousand for 2004. Postretirement calculations are based principally on the formula described in AIG Retirement Plan document.

     Post-employment Benefits and Compensated Absences

     AIG provides certain benefits provided to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently;
     other expenses are provided for currently. Such expenses include medical and life insurance continuation and COBRA medical subsidies.

6.   Investments

     The actual fair market value priced by Interactive Data Corp., a third party rating source, for the below listed securities as of December 31,
     2004 was $8,233,574,000. The amortized cost and NAIC market values of investments in debt securities at December 31, 2004 was as follows:

     (in thousands)
     --------------
                                                                                       Gross        Gross          NAIC
                                                                      Amortized     Unrealized   Unrealized       Market
                                                                        Cost           Gains       Losses         Value
                                                                    -------------   ----------   ----------   -------------
     2004
     Debt securities:
     U.S. governments:                                              $     409,872   $    2,471   $    3,542   $     408,801
     All other governments:                                               696,857        4,848          377         701,328
     States, territories and possessions:                               1,495,488       31,687        2,075       1,525,100
     Political subdivisions of states, territories and
      possessions:                                                      1,218,335       33,096        1,324       1,250,107
     Special revenue & special assessment obligation and
      all non-guaranteed obligations of agencies and authorities
      of government and their political subdivisions:                   3,642,185      137,274        3,314       3,776,145
     Public utilities:                                                     33,300          776           46          34,030
     Industrial & miscellaneous:                                          498,547       15,663          170         514,040
                                                                    -------------   ----------   ----------   -------------
     Total debt securities:                                         $   7,994,584   $  225,815   $   10,848   $   8,209,551
                                                                    -------------   ----------   ----------   -------------

     The amortized cost and NAIC market values of debt securities at December
     31, 2004, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                       18

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     (in thousands)
     --------------
                                                 Amortized          NAIC
                                                   Cost         Market Value
                                                -----------    -------------
     Due in one year or less                    $   645,776    $     699,528
     Due after one year through five years          548,675          554,970
     Due after five years through ten years       1,695,997        1,715,243
     Due after ten years                          4,931,680        5,060,819
     Mortgage-backed securities                     172,456          178,991
                                                -----------    -------------
     Total                                     $  7,994,584    $   8,209,551
                                               ============    =============

     Proceeds from sales of investments in debt securities during 2004 was
     $2,197,876,104. Gross gains of $15,434,053 and gross losses of $20,959,625 were realized on those sales in 2004.

     Securities carried at amortized cost of $1,882,606,415 were deposited with regulatory authorities as required by law at December 31, 2004.

     Proceeds from sales of equity investments amounted to $2,307,027,792 in
     2004. Gross gains of $121,647,744, and gross losses of $84,827,137, were realized on those sales in 2004. Net unrealized appreciation of equity investments, including affiliates, at December 31, 2004 included gross unrealized gains of $1,692,148,901 and gross unrealized losses of
     $116,834,853.

     In 2004, the Company reported the following write downs on its investment in joint ventures and partnerships due to an other than temporary decline in fair value.

     Advanced Technology Ventures VI         $    3,444,136
     Sprout Capital IX                            3,403,470
     Advance Technology Ventures VII              2,452,176
     Items Less Than $1 Million                     633,657
                                             --------------
     Total                                   $    9,933,439
                                             --------------

     As of December 31, 2004 securities with a market value of $122,878,063 were on loan. The Company receives as collateral 102% of the market value of domestic transactions and 105% for cross-border transactions. Securities lent, under the Securities Lending Agreement, are under exclusive control of the Company. Pursuant to the Securities Agency Lending Agreement, AIG
     Global Securities Lending Corporation, a Delaware registered company, maintains responsibility for the investment and control of such collateral.
     Therefore, no additional disclosures are required to be reported for these transactions.

     Included in "Net investment income earned" are investment expenses of
     $110,329,451 for 2004.

     Aging of the pre-tax unrealized losses with respect to debt securities including the number of respective items is as follows:

     (in thousands)
     --------------
                                                                           Gross
                                                           Amortized     Unrealized   Number of
     2004                                                     Cost         Loss       Securities
     ----                                                -------------   ----------   ----------
     Less than six months                                $     196,932   $      434           49
     More than six months but less than nine months            869,782        4,882           85
     More than nine months but less than twelve months         147,699        1,193           11
     Twelve months or greater                                  426,685        4,339           36
                                                         -------------   ----------   ----------
     Total                                               $   1,641,098   $   10,848          181
                                                         -------------   ----------   ----------

     The Company plans to hold its securities until the gross unrealized losses are recovered.

                                       19

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

7.   Reinsurance

     In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the
     Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

     As of December 31, 2004 the Company has reinsurance recoverables in dispute of $76,202,000.

     Reserves for unearned premiums and paid and unpaid losses and loss adjustment expenses, including those incurred but not reported to the
     Company, have been reduced for reinsurance ceded as follows:

     (in thousands)
     --------------
                                Unearned Premium         Paid Losses and            Unpaid Losses and
                                    Reserves         Loss Adjustment Expenses   Loss Adjustment Expenses
                               ------------------    ------------------------   ------------------------
     2004
     Affiliates                $        3,314,793    $                 (4,950)  $             12,392,072
     Non-Affiliates                       467,677                     250,942                  2,844,971
                               ------------------    ------------------------   ------------------------
     Total                     $        3,782,470    $                245,992   $             15,237,043
                               ------------------    ------------------------   ------------------------

     Net premiums written and earned comprise the following:

     (in thousands)
     --------------
                                                    Written         Earned
                                                 ------------   ------------
     2004
     Direct business                             $  6,125,467   $  5,785,036
     Reinsurance assumed
       Affiliates                                  11,048,099     10,535,993
       Non-Affiliates                                  20,449         21,525
                                                 ------------   ------------
     Reinsurance ceded
       Affiliates                                   8,878,722      8,379,091
       Non-Affiliates                               1,325,462      1,440,719
                                                 ------------   ------------
     Net premiums                                $  6,989,831   $  6,522,744
                                                 ------------   ------------

     Reinsurance Accounted for as a Deposit

     The Company has entered into several reinsurance agreements, both treaty and facultative, which were determined to be of a deposit type nature. At the inception of the agreements, the Company recorded initial deposit assets of $2,100,303,082 and initial deposit liabilities of $(558,125,427).
     As of December 31, 2004, the Company had a remaining deposit asset of
     $1,772,153,819, after taking into account interest income of $106,939,323, loss recoveries of $443,864,894 and additional deposits of $8,776,308, and a remaining deposit liability of (465,475,220) after taking into account interest expense of $(36,813,398), loss payouts of $99,531,370 and amortization of margin of $45,282,487 and additional deposit liabilities of
     $(15,350,252). As of December 31, 2004 the non-admitted portion of deposit accounting assets was $133,437,339.

                                       20

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The following unsecured reinsurance recoverables exceeded 3% of the capital and surplus of the Company at December 31, 2004:

      (in thousands)

                    NAIC
     Federal ID    Company
       Number       Code                        Reinsurer                           Amount
     -----------------------------------------------------------------------------------------
     Affiliates                                                                 $   14,143,984
                                                                                --------------
     Non-Affiliates

     13-3029255     39322     GENERAL SECURITY NATIONAL                                 21,704
     75-1444207     30058     SCOR REINSURANCE COMPANY                                 111,886
     AA-3190433               COMMERCIAL RISK REINSURANCE CO. LTD.                          16
     AA-1320276               SCOR                                                         104
     AA-1560745               SCOR CANADA REINSURANCE COMPANY                              954
                              SCOR RE ASIA-PACIFIC PTE LTD.                                 53
     AA-1320276               SCOR SA                                                      644
     AA-1121300               SCOR UK COMPANY LTD.                                         401
                                                                                --------------
                              Total SCOR Reinsurance Group                      $      135,762
                                                                                --------------

     13-4924125     10227     AMERICAN RE-INSURANCE COMPANY                            119,853
     58-0828824     66346     MUNICH AMERICAN REASSURANCE                                   37
     AA-1120697               GREAT LAKES REINSURANCE (UK) PLC.                            449
     AA-1340165               MUNCHENER RUCKVERSICHERUNGS GESELLSCHAFT                  10,583
     AA-1560600               MUNICH RE OF CANADA                                        1,293
     AA-1931000               MUNICH REINS CO OF AUSTRALASIA LTD                         1,156
     AA-1120011               MUNICH REINS                                                   -
     AA-1460100               NEW REINSURANCE COMPANY                                        -
                                                                                --------------
                              Total Munich Re Group                             $      133,371
                                                                                --------------

     AA-1126002               LLOYDS 0002                                                1,016
     AA-1126033               LLOYDS 0033                                                    -
     AA-1126040               LLOYDS 0040                                                  211
     AA-1126047               LLOYDS 0047                                                  220
     AA-1126051               LLOYDS 0051                                                  267
     AA-1126052               LLOYDS 0052                                                  120
     AA-1126053               LLOYDS 0053                                                5,732
     AA-1126055               LLOYDS 0055                                                   53
     AA-1126062               LLOYDS 0062                                                   41
     AA-1126079               LLOYDS 0079                                                2,292
     AA-1126102               LLOYDS 0102                                                  163
     AA-1126112               LLOYDS 0112                                                   99
     AA-1126138               LLOYDS 0138                                                  132
     AA-1126183               LLOYDS 0183                                                1,405
     AA-1126187               LLOYDS 0187                                                   35
     AA-1126190               LLOYDS 0190                                                5,927
     AA-1126205               LLOYDS 0205                                                1,066
     AA-1126219               LLOYDS 0219                                                  768

                                       21

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     AA-1126227               LLOYDS 0227                                                  202
     AA-1126250               LLOYDS 0250                                                  146
     AA-1126270               LLOYDS 0270                                                  237
     AA-1126282               LLOYDS 0282                                                  975
     AA-1126314               LLOYDS 0314                                                  134
     AA-1126318               LLOYDS 0318                                                1,652
     AA-1126329               LLOYDS 0329                                                  159
     AA-1126340               LLOYDS 0340                                                   31
     AA-1126362               LLOYDS 0362                                                  467
     AA-1126375               LLOYDS 0375                                                  232
     AA-1126376               LLOYDS 0376                                                1,631
     AA-1126382               LLOYDS 0382                                                  270
     AA-1126386               LLOYDS 0386                                                  105
     AA-1126435               LLOYDS 0435                                                2,370
     AA-1126456               LLOYDS 0456                                                  298
     AA-1126457               LLOYDS 0457                                                  367
     AA-1126483               LLOYDS 0483                                                   45
     AA-1126484               LLOYDS 0484                                                   31
     AA-1126488               LLOYDS 0488                                                  676
     AA-1126490               LLOYDS 0490                                                   68
     AA-1126507               LLOYDS 0507                                                  521
     AA-1126510               LLOYDS 0510                                                4,519
     AA-1126529               LLOYDS 0529                                                  200
     AA-1126535               LLOYDS 0535                                                  197
     AA-1126557               LLOYDS 0557                                                  251
     AA-1126566               LLOYDS 0566                                                  671
     AA-1126570               LLOYDS 0570                                                  636
     AA-1126575               LLOYDS 0575                                                   85
     AA-1126582               LLOYDS 0582                                                  124
     AA-1126588               LLOYDS 0588                                                  281
     AA-1126609               LLOYDS 0609                                                  587
     AA-1126623               LLOYDS 0623                                                  896
     AA-1126625               LLOYDS 0625                                                   46
     AA-1126626               LLOYDS 0626                                                   29
     AA-1126672               LLOYDS 0672                                                1,980
     AA-1126683               LLOYDS 0683                                                  205
     AA-1126727               LLOYDS 0727                                                  423
     AA-1126735               LLOYDS 0735                                                  149
     AA-1126741               LLOYDS 0741                                                  177
     AA-1126744               LLOYDS 0744                                                  142
     AA-1126780               LLOYDS 0780                                                  866
     AA-1126800               LLOYDS 0800                                                1,730
     AA-1126807               LLOYDS 0807                                                   16
     AA-1126824               LLOYDS 0824                                                3,734
     AA-1126839               LLOYDS 0839                                                2,475
     AA-1126861               LLOYDS 0861                                                  973
     AA-1126947               LLOYDS 0947                                                   49
     AA-1126957               LLOYDS 0957                                                  120
     AA-1126958               LLOYDS 0958                                                1,651
     AA-1126959               LLOYDS 0959                                                  156
     AA-1126960               LLOYDS 0960                                                   61
     AA-1126990               LLOYDS 0990                                                  350

                                       22

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     AA-1126991               LLOYDS 0991                                                  289
     AA-1126994               LLOYDS 0994                                                  118
     AA-1127003               LLOYDS 1003                                                5,644
     AA-1127007               LLOYDS 1007                                                  496
     AA-1127009               LLOYDS 1009                                                1,633
     AA-1127023               LLOYDS 1023                                                   50
     AA-1127027               LLOYDS 1027                                                  124
     AA-1127036               LLOYDS 1036                                                  131
     AA-1127047               LLOYDS 1047                                                  508
     AA-1127069               LLOYDS 1069                                                   87
     AA-1127084               LLOYDS 1084                                                1,839
     AA-1127096               LLOYDS 1096                                                  242
     AA-1127101               LLOYDS 1101                                                  120
     AA-1127141               LLOYDS 1141                                                  119
     AA-1127173               LLOYDS 1173                                                1,199
     AA-1127183               LLOYDS 1183                                                  698
     AA-1127185               LLOYDS 1185                                                   71
     AA-1127200               LLOYDS 1200                                                  222
     AA-1127205               LLOYDS 1205                                                   40
     AA-1127206               LLOYDS 1206                                                  210
     AA-1127207               LLOYDS 1207                                                  432
     AA-1127208               LLOYDS 1208                                                   32
     AA-1127209               LLOYDS 1209                                                  993
     AA-1127212               LLOYDS 1212                                                4,621
     AA-1127215               LLOYDS 1215                                                1,408
     AA-1127218               LLOYDS 1218                                                  488
     AA-1127221               LLOYDS 1221                                                  588
     AA-1127223               LLOYDS 1223                                                   45
     AA-1127224               LLOYDS 1224                                                  143
     AA-1127225               LLOYDS 1225                                                  245
     AA-1127227               LLOYDS 1227                                                1,668
     AA-1127234               LLOYDS 1234                                                   38
     AA-1127236               LLOYDS 1236                                                   33
     AA-1127239               LLOYDS 1239                                                   80
     AA-1127241               LLOYDS 1241                                                1,767
     AA-1127243               LLOYDS 1243                                                  703
     AA-1127245               LLOYDS 1245                                                  155
     AA-1127265               LLOYDS 1265                                                    4
     AA-1127301               LLOYDS 1301                                                   82
     AA-1127308               LLOYDS 1308                                                   29
     AA-1127411               LLOYDS 1411                                                  128
     AA-1127688               LLOYDS 1688                                                  176
     AA-1127861               LLOYDS 1861                                                2,026
     AA-1127900               LLOYDS 1900                                                  930
     AA-1128000               LLOYDS 2000                                                  657
     AA-1128001               LLOYDS 2001                                                8,453
     AA-1128002               LLOYDS 2002                                                   76
     AA-1128003               LLOYDS 2003                                               18,500
     AA-1128010               LLOYDS 2010                                                  718
     AA-1128011               LLOYDS 2011                                                1,085
     AA-1128020               LLOYDS 2020                                               12,168
     AA-1128027               LLOYDS 2027                                                1,766
     AA-1128121               LLOYDS 2121                                                    -
     AA-1128147               LLOYDS 2147                                                  219
     AA-1128183               LLOYDS 2183                                                  124
     AA-1128241               LLOYDS 2241                                                  239

                                       23

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     AA-1128323               LLOYDS 2323                                                   83
     AA-1128376               LLOYDS 2376                                                  228
     AA-1128488               LLOYDS 2488                                                2,869
     AA-1128591               LLOYDS 2591                                                  693
     AA-1128623               LLOYDS 2623                                                  422
     AA-1128724               LLOYDS 2724                                                  101
     AA-1128741               LLOYDS 2741                                                   98
     AA-1128791               LLOYDS 2791                                                5,092
     AA-1128987               LLOYDS 2987                                                2,791
     AA-1129000               LLOYDS 3000                                                  689
     AA-1129030               LLOYDS 3030                                                  242
     AA-1126004               LLOYDS 4444                                                    -
     AA-1126003               LLOYDS 5000                                                  966
     AA-1122000               LLOYD'S UNDERWRITERS                                      61,972
     AA-1128020               WELLINGTON U/W FOR LLOYDS 2020                                 3
     AA-1128468               LLOYDS 2468                                                   27
     AA-1129210               LLOYDS 3210                                                1,057
                                                                                --------------
                              Total Lloyds Underwriters and Syndicates          $      205,934
                                                                                --------------

     06-0839705    82627      SWISS RE LIFE & HEALTH AMERICA INC.                            -
     06-0839705    82627      SWISS RE LIFE & HEALTH AMERICA INC.                        7,105
     13-1675535    25364      SWISS REINSURANCE AMERICA CORP                           184,140
     AA-1460045               EUROPEAN REINSURANCE COMPANY OF ZURICH                        12
     AA-1120950               MERCANTILE & GENERAL REINSURANCE CO. LTD.                      -
     AA-1121405               SR INTERNATIONAL BUSINESS INSURANCE CO. LTD.                 189
     AA-1340045               SWISS RE - GERMANY                                         2,723
     AA-1930040               SWISS RE AUSTRALIA BRANCH                                  3,743
     AA-1360240               SWISS RE ITALIA SPA                                            -
     AA-1121400               SWISS REINSURANCE CO. (UK) LTD.                              541
     AA-1560160               SWISS REINSURANCE COMPANY CANADA                           1,384
     AA-1460155               SWISS REINSURANCE COMPANY                                      -
     AA-1460146               SWISS REINSURANCE COMPANY                                  3,535
                                                                                --------------
                              Total Swiss Re Group                              $      203,372
                                                                                --------------

     06-0949141    33197      COLOGNE REINSURANCE CO OF AMERICA                          1,218
     75-1588101    35882      GEICO GENERAL INS CO                                         451
     13-2572994    86258      GENERAL & COLOGNE LIFE RE OF AMERICA                       2,427
     13-2673100    22039      GENERAL REINSURANCE CORPORATION                          180,047
     13-1958482    11967      GENERAL STAR NATIONAL INSURANCE CO                         2,333
     06-1024360    38962      GENESIS INSURANCE COMPANY                                      -
     47-0355979    20087      NATIONAL INDEMNITY COMPANY                                45,349
     75-1670124    38318      REPUBLIC INSURANCE COMPANY                                 1,698
     13-2953213    36048      UNIONE ITALIANA REINS CO OF AMERICA                          460
     06-0876629    37362      GENERAL STAR INDEMNITY                                         9
                              BERKSHIRE HATHAWAY INTERNATIONAL                             319
     AA-1340003               EUROPA RUCKVERSICHERUNGS AG.                                   -
     AA-1120363               FARADAY REINSURANCE CO. LTD.                                 933
     AA-1930285               GENERAL AND COLOGNE RE AUS (NEW ZEALAND BRANCH)               88
     AA-1220070               GENERAL COLOGNE RE RUCKVERS-AG, WIEN                         270
     AA-1930285               GENERAL RE AUSTRALIA LTD                                     797
     AA-1120668               GENERAL RE UK LTD                                            154
     AA-1340145               KOLNISCHE RUCKVERSICHERUNGS GESELLSCHAFT                      68
                                                                                --------------
                              Total Berkshire Hathaway Group                    $      236,621
                                                                                --------------
                              Total Non-Affiliates                              $      915,061
                                                                                --------------
                                Total                                           $   15,059,044
                                                                                ==============

                                       24

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Reinsurance Assumed and Ceded

     The maximum amount of return commission which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of
     December 31, 2004 with the return of the unearned premium reserve is as follows:

                           Assumed Reinsurance         Ceded Reinsurance                  Net
                        ------------------------   ------------------------   --------------------------
                          Premium     Commission      Premium    Commission     Premium      Commission
     (in thousands)       Reserves      Equity       Reserves      Equity       Reserves       Equity
     Affiliated         $ 5,283,256   $  672,080   $ 3,314,793   $  398,922   $  1,968,463   $  273,158
     Non Affiliated           6,117          778       467,677       56,283   $   (461,560)     (55,505)
                        -----------   ----------   -----------   ----------   ------------   ----------
     Total              $ 5,289,373   $  672,858   $ 3,782,470   $  455,205   $  1,506,903   $  217,653
                        -----------   ----------   -----------   ----------   ------------   ----------

     The Company reported in its 2004 underwriting results $61,922,748 of statutory loss comprised of premiums earned of $(8,314,944) and losses incurred of $53,607,804 as a result of commutations with the following reinsurers:

     Company                                         Amount
     -------                                     ---------------
     Farm Bureau Mutual                          $       634,281
     Providence Washington                              (17,272)
     TIG Insurance Co.                                 (869,936)
     Aviabel S.A.                                        274,100
     Royal and Sun Alliance PLC                          234,088
     CX Reinsurance                                    4,273,740
     SCOR Re                                          21,276,221
     AXA Corporate Solutions                           3,474,997
     AXA Albingia                                      5,837,110
     National Indemnity Co.                            2,670,601
     General Re Corp.                                 16,089,880
     Trenwick America                                    583,625
     Cottrell Syndicate                                 (66,993)
     Converium Reins.                                  7,528,306
                                                 ---------------
     Total                                       $    61,922,748
                                                 ---------------

                                       25

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

                                                                  Assumed              Ceded
                                                              ---------------    ---------------
     Retroactive Reinsurance for the year ended December 31, 2004 a  Reserves Transferred:
     1) Initial Reserves                                      $   216,347,022    $   157,334,919
     2) adjustments - prior year(s)                                         -                  -
     3) adjustments - current year                               (181,238,187)       (51,367,218)
                                                              ---------------    ---------------
     4) current total                                         $    35,108,835    $   105,967,701
                                                              ---------------    ---------------

     b  Consideration Paid or Received:
     1) Initial Reserves                                      $   194,940,000    $   276,436,985
     2) adjustments - prior year(s)                                         -                  -
     3) adjustments - current year                               (180,000,000)       (18,038,159)
                                                              ---------------    ---------------
     4) current total                                         $    14,940,000    $   258,398,826
                                                              ---------------    ---------------

     c  Paid Loss Reimbursed or Recovered:
     1) prior year(s)                                         $     1,431,885    $   296,392,127
     2) current year                                                1,780,466         29,567,178
                                                              ---------------    ---------------
     3) current total                                         $     3,212,351    $   325,959,305
                                                              ---------------    ---------------

     d  Special Surplus from Retroactive Reinsurance:
     1) initial surplus gain or loss                          $             -    $    47,558,663
     2) adjustments - prior year(s)                                         -                  -
     3) adjustments - current year                                          -         34,019,179
                                                              ---------------    ---------------
     4) current year restricted surplus                                     -         81,577,842
                                                              ---------------    ---------------
     5) cumulative total transferred to unassigned funds      $             -    $     1,805,141
                                                              ---------------    ---------------

                                       26

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     All cedents and reinsurers involved in all transactions included in summary totals above: (in thousands)

        Code               Company                                       Assumed          Ceded
     ----------   --------------------------------                    -------------   --------------
     AA-1320035   AXA RE                                              $           -   $    1,010,036
       19453      TRANSRECO                                                       -        1,046,700
     AA-3194128   ALLIED WORLD ASSURANCE CO. LTD                                  -            9,276
     AA-3194126   ARCH REINSURANCE LTD.                                           -           18,552
     AA-3194130   ENDURANCE SPECIALTY INSURANCE                                   -          169,141
     AA-1121425   MARKEL INTL INSURANCE CO LTD.                                   -          130,422
       39845      EMPLOYERS REINSURANCE CO                                        -          111,902
       10357      PLATINUM UNDERWRITERS REINSURA                                  -           75,294
       23043      LIBERTY MUTUAL                                                  -           51,855
       22977      LUMBERMENS MUTUAL CASUALTY CO                                   -          172,826
       42439      TOA RE INS CO OF AMERICA                                        -          220,239
     AA-1121366   SPHERE DRAKE INSURANCE LTD                                      -            4,272
     AA-1340099   ALLIANZ MARINE & AVIATION VERS                                  -           48,188
       30058      SCOR REINS. CO.                                                 -           14,815
     AA-3190800   ALEA (BERMUDA) LTD.                                             -          247,686
     AA-1120355   CX REINSURANCE COMPANY LTD.                                     -          345,653
     AA-1340125   HANNOVER RUCKVERSICHERUNGS AG.                                  -          315,165
       19895      ATLANTIC MUTUAL INS. CO.                                        -           12,599
     AA-1930320   GORDIAN RUNOFF LTD.                                             -           47,405
     AA-1320105   COMPAGNIE TRANSCONTINENTALE DE                                  -            3,161
     AA-1340085   E&S RUCKVERSICHERUNGS AG                                        -            5,057
     AA-1340255   WURTTEMBURGISCHE VERSICHERUNG,                                  -          143,753
     AA-1120440   COPENHAGEN REINSURANCE (U.K.)                                   -            2,850
     AA-1120140   ALLIANZ CORNHILL INS PLC                                        -          152,894
     AA-1121400   SWISS REINSURANCE CO. (UK) LTD                                  -          114,670
     AA-1460080   HELVETIA, COMPAGNIE SUISSE D'A                                  -          123,217
     AA-1460025   LA BALOISE INS. CO. LTD.                                        -           61,268
       10103      AMERICAN AGRICULTURAL INS. CO.                                  -           28,846
       10227      AMERICAN REINSURANCE                                            -          149,413
       24767      ST. PAUL F&M-MN.                                                -          596,521
       25070      CLEARWATER INS. CO                                              -          186,608
     AA-1340218   TELA VERSICHERUNG AKT.                                          -           42,755
       22969      GE REINSURANCE CORP.                                            -           77,820
     AA-1120512   GE SPECIALTY                                                    -            8,583
       25364      SWISS RE AMERICA CORP.                                          -        1,663,382
       20443      CONTINENTAL CASUALTY COMPANY                                    -          157,361
       13021      UNITED FIRE & CASUALTY COMPANY                                  -            1,596
     AA-1120481   QBE INT'L INS LTD                                               -           91,477
     AA-1560483   HANNOVER RE-CANADA                                              -          285,264
     AA-3190256   LYNDON PROPERTY INS. CO.                                        -          262,666
       10048      HYUNDAI M & F INS CO (US BR)                                    -            2,394
     AA-1126002   LLOYDS 0002                                                     -          152,894
     AA-1126033   LLOYDS 0033                                                     -            1,422
     AA-1126040   LLOYDS 0040                                                     -            2,850
     AA-1126079   LLOYDS 0079                                                     -           14,278
     AA-1126112   LLOYDS 0112                                                     -            4,284
     AA-1126122   LLOYDS 0122                                                     -            2,850
     AA-1126183   LLOYDS 0183                                                     -            5,714

                                       27

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     AA-1126205   LLOYDS 0205                                                     -           60,351
     AA-1126376   LLOYDS 0376                                                     -            2,850
     AA-1126483   LLOYDS 0483                                                     -            4,284
     AA-1126484   LLOYDS 0484                                                     -            2,136
     AA-1126535   LLOYDS 0535                                                     -           90,536
     AA-1126957   LLOYDS 0957                                                     -           80,158
     AA-1126990   LLOYDS 0990                                                     -           30,887
     AA-1126991   LLOYDS 0991                                                     -            2,850
     AA-1127003   LLOYDS 1003                                                     -            4,284
     AA-1127047   LLOYDS 1047                                                     -            1,422
     AA-1127212   LLOYDS 1212                                                     -          184,638
     AA-1127215   LLOYDS 1215                                                     -            2,850
     AA-1127221   LLOYDS 1221                                                     -           90,536
     AA-1128488   LLOYDS 2488                                                     -          201,255
     AA-1126034   LLOYDS 0034                                                     -           11,416
     AA-1128001   LLOYDS 2001                                                     -           45,869
     AA-1127241   LLOYDS 1241                                                     -          230,005
       82627      SWISS RE LIFE & HEALTH AMERICA                                  -          329,391
       31089      REPUBLIC WESTERN INS CO                                         -            3,990
       38776      FOLKSAMERICA REINSURANCE CO.                                    -          224,413
       36552      AXA CORPORATE SOLUTIONS                                         -           29,945
       39322      GENERAL SECURITY NATIONAL                                       -          231,626
       34894      TRENWICK AMERICA RE                                             -          197,048
       32603      BERKLEY INS CO                                                  -           74,706
     AA-1320035   AXA RE                                                          -          128,186
     AA-1120126   ALEA LONDON LTD.                                                -           76,448
       39675      PMA CAPITAL INS CO                                              -          149,413
     AA-1560745   SCOR CANADA REINSURANCE COMPAN                                  -          368,694
       42439      TOA-RE INS CO.                                                  -          244,381
     AA-1340090   GE FRANKONA RUCKVERSICHERUNGS                                   -           13,960
     AA-3190529   GAI INS CO. LTD.                                                -          128,015
       23680      ODYSSEY AMER RE CORP.                                           -        1,130,478
     AA-3190005   AMERICAN INTERNATIONAL REINS. CO., LTD.                         -       60,988,320
       15032      GUIDEONE MUTUAL INS. CO.                               10,676,730                -
     AA-3191086   ASTRO LTD.                                                      -          629,737
       10535      ALASKA SCHOOLS INS. CO.                                         -           42,875
     AA-3160040   DBB INSURANCE CO. LTD.                                          -          176,271
         -        UPINSCO INC.                                                    -        3,225,796
         -        P.E.G. REINSURANCE CO.                                          -       27,014,844
         -        BUILDERS INS. CO., LTD.                                         -          137,439
       19399      AIU INSURANCE CO.                                       1,017,636          977,522
       19380      AMERICAN HOME ASSURANCE CO.                             4,842,225                -
       19445      NATIONAL UNION INS. CO. OF PITTSBURGH, PA.             18,572,244                -
                                                                      -------------   --------------
                  Total                                               $  35,108,835   $  105,967,700
                                                                      =============   ==============

                                       28

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

8.   Capital and Surplus and Dividend Restrictions

     Under New York law the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted
     (on the basis of the lower of 10% of the Company's statutory surplus as of
     December 31, 2004, or 100% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2004) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the State of New
     York. At December 31, 2004, the maximum dividend payments, which may be made without prior approval during 2005, is approximately $339,364,318.
     Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the
     Company for any special purpose.

     The portion of unassigned funds (surplus) at December 31, 2004 represented or reduced by each item below is as follows:

     (a) Unrealized gains and losses     $ 1,570,673,421
     (b) Non-admitted asset values       $  (812,118,702)
     (c) Separate account business       $             -
     (d) Assets valuation reserves       $             -
     (e) Provision for reinsurance       $  (376,737,564)

     The Company has 1,758,158 shares authorized, 1,695,054 shares issued and outstanding of common stock with a par value per share of $15. The Company has no preferred stock outstanding.

9.   Other Items

     September 11, 2001 Events

     In 2004, the gross losses recognized as a result of September 11 events for the Company were $(23,965,836) of which $(18,758,541) are recovered or recoverable. Thus, the net incurred is $(5,207,295). All contingencies and unpaid claims or losses resulting from the September 11 events have been recognized in the financial statements. The Company does not expect any unrecognized contingencies or unpaid claims or losses to impact the financial statements in the near term. The Company does not believe it is subject to any unusual risk concentrations.

     As of December 31, 2004 the amount of reserve credit recorded for high deductibles on unpaid claims was $3.2 billion and the amount billed and recoverable on paid claims was $367.2 million, of which $21 million was non-admitted.

     The Company underwrites a significant concentration of its direct business with brokers.

     Guaranty fund receivables represent payments to various state insolvency funds which are recoupable against future premium tax payments in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

     The Company's percentage of direct policyholder dividend participating policies is 0.05%. Policyholder dividends are accounted for on an incurred basis and the amount of policyholder dividends was $532,291 in 2004.

     The following balances comprise "Other Assets" in the accompanying
     Statement of Admitted Assets.

                                                         2004
                                                    --------------
     Guaranty funds receivable or on deposit        $   18,705,671
     Loss funds on deposit                              84,258,451
     Outstanding loss drafts                           277,641,408
     Accrued recoverables                                5,963,040
     Servicing carrier receivable                        6,453,194
     Other                                             (21,116,448)
                                                    --------------
     Other assets                                   $  371,905,316
                                                    --------------

                                       29

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The Company routinely assesses the collectibility of its receivable balances and has established reserves for potential uncollectible premiums receivable due from agents' and reinsurance recoverable balances. The
     Company has established reserves of $103.9 million to cover any potential uncollectible balance, which are reported as a contra asset within "Other
     Assets" in the accompanying Statement of Admitted Assets.

10.  Contingencies

     Legal Proceedings:

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National
     Union), and American International Specialty Lines Insurance Company
     (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc.
     (Caremark). An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability.
     In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG
     Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3.2 billion, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. On January 28, 2005, the Alabama trial court determined that one of the current actions may proceed as a class action on behalf of the
     1999 classes that were allegedly defrauded by the settlement. The AIG
     Defendants, and Caremark are seeking appellate relief from the Alabama
     Supreme Court. The AIG Defendants cannot now estimate either the likelihood of their prevailing in these actions, or the potential damages in the event liability is determined.

     On September 2, 2005 AIG sued Robert Plan Corporation, the agency, which services the Personal Lines Pool assigned risk business alleging the misappropriation of funds and other violations related to contractual arrangements. On September 27, 2005, Robert Plan Corporation countersued
     AIG for $370 million in disgorged profits and $500 million of punitive damages. Subsequently, the Company was named as a plaintiff in this case.
     The Company believes this lawsuit is without merit and intends to defend it vigorously.

     On October 14, 2004, the Office of the Attorney General of the State of New
     York (NYAG) brought a lawsuit challenging certain insurance brokerage practices related to contingent commissions. Neither AIG nor any of its subsidiaries is a defendant in that action, although two employees of the
     Company pleaded guilty in connection with the NYAG's investigation in
     October 2004 and two additional employees of the Company pleaded guilty in
     February 2005. AIG and the Company have cooperated, and will continue to cooperate, in the investigation. Regulators from several additional states have commenced investigations into the same matters, and the Company expects there will be additional investigations as well.

     In February 2005, AIG received subpoenas from the NYAG and the SEC relating to investigations into the use of non-traditional insurance products and certain assumed reinsurance transactions and AIG's accounting for such transactions. The United States Department of Justice and various state regulators are also investigating related issues. AIG and the Company have cooperated, and will continue to cooperate, in producing documents and other information in response to the subpoenas.

     A number of lawsuits have been filed regarding the subject matter of the investigations of insurance brokerage practices, including derivative actions, individual actions and class actions under the federal securities laws, Racketeer Influenced and Corrupt Organizations Act (RICO), Employee
     Retirement Income Security Act (ERISA) and state common and corporate laws in both federal and state courts.

     Between October 19, 2004 and August 1, 2005, AIG or its subsidiaries, including the Company, were named as a defendant in thirteen complaints that were filed in federal court and two that were originally filed in state court (Massachusetts and Florida) and removed to federal court. These cases generally allege that AIG and its subsidiaries violated federal and various state antitrust laws, as well as federal RICO laws, various state deceptive and unfair practice laws and certain state laws governing fiduciary duties. The alleged basis of these claims is that there was a conspiracy between insurance companies and insurance brokers with regard to the bidding practices for insurance coverage in certain sectors of the insurance industry. The Judicial Panel on Multidistrict Litigation entered an order consolidating most of these cases and transferring them to the
     United States District Court for the District of New Jersey. The remainder of these cases are in the process of being transferred to the District of
     New Jersey. On August 1, 2005, the plaintiffs in the multidistrict litigation filed a First Consolidated Amended

                                       30

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Commercial Class Action Complaint which names AIG, the Company, and the following additional AIG subsidiaries as defendants: AIU Insurance Company,
     National Union, AISLIC, American International Insurance Company,
     Birmingham Fire Insurance Company of Pennsylvania, Commerce and Industry
     Insurance Company, Lexington Insurance Company, National Union Fire
     Insurance Company of Louisiana, New Hampshire Insurance Company, The
     Hartford Steam Boiler Inspection and Insurance Company, and The Insurance
     Company of the State of Pennsylvania. Also on August 1, 2005, AIG, the
     Company, and AIG Life Insurance Company were named as defendants in a First
     Consolidated Amended Employee Benefits Complaint filed in the District of
     New Jersey that adds claims under ERISA. In addition, two complaints were filed against AIG, and AIG and Lexington Insurance Company, respectively, in Massachusetts state court, and one complaint was filed against AIG in
     Florida state court, making claims similar to those in the federal cases above.

     Various federal and state regulatory agencies are reviewing certain other transactions and practices of AIG and its subsidiaries, including the
     Company, in connection with industry-wide and other inquiries. It is possible that additional civil or regulatory proceedings will be filed.

     Various actions have been brought against AIG arising out of the liability of certain AIG subsidiaries, including the Company, for taxes, assessments, and surcharges for policies of workers compensation insurance written between 1985 and 1996.

     On May 18, 2005, the Office of Insurance Regulation (the OIR) of the State
     of Florida issued an Order (the Order) notifying 43 insurers within the AIG holding company system, including the Company, which are either authorized insurers or eligible surplus lines insurers in the State of Florida (the
     AIG Insurers) of an investigation to be made of the AIG Insurers. The Order requires the AIG Insurers to provide certain information about, and take certain steps with respect to, the "improper or inappropriate transactions"
     referenced in the March 30, 2005 and May 1, 2005 AIG press releases referenced in and attached to the Order. The Order cites several provisions of the Florida laws, including Section 624.404(3)(a) of the Florida
     Statutes which prohibits the continuance of authority to transact insurance in the State of Florida to any insurer the management, officers, or directors of which are found to be, among other things, untrustworthy. The
     Order was amended on June 10, 2005 to state that a number of the AIG
     Insurers, based on representations they made to the OIR, have complied with the Order. The amended Order also granted the remaining AIG Insurers an extension of 90 days, until September 6, 2005, to complete their response to certain aspects of the Order and provide the OIR with certain other requested information. On September 6, 2005, the OIR agreed that the Order would be again amended to grant the remaining AIG Insurers a further extension of 90 days, until December 5, 2005, in which to complete their response. The OIR indicated that this further extension is warranted in light of the continuing cooperation of the AIG Insurers with the OIR's investigation. A draft amended Order memorializing the extension is presently pending execution.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial condition or results of operation.

     The Company cannot predict the outcome of the matters described above, estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an inter-company pooling arrangement and, accordingly, no reserve is being established in the Company's financial statements at this time. In the opinion of management, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial condition, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

     Other Matters:

     The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

     The Company's environmental exposure arises from the sale of general liability, products liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

     The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for incurred but not reported losses (IBNR) and loss adjustment expenses based on management's judgment after reviewing all the available loss, exposure, and other information.

                                       31

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The Company's asbestos related losses and loss adjustment expenses (case &
     IBNR) are as follows:

     (in thousands)
     --------------
                                                                         2004
                                                                      ----------
     Gross of Ceded Reinsurance:
       Beginning reserves                                             $  290,476
       Incurred losses and loss adjustment expenses                      570,279
       Calendar year payments for losses and loss adjustment expense      77,549
                                                                      ----------
       Ending reserves                                                $  783,206
                                                                      ==========
     Net of Ceded Reinsurance:
       Beginning reserves                                             $  103,263
       Incurred losses and loss adjustment expenses                      275,687
       Calendar year payments for losses and loss adjustment expense      30,688
                                                                      ----------
       Ending reserves                                                $  348,262
                                                                      ==========

     The Company's environmental related losses and loss adjustment expenses
     (case & IBNR) are as follows:

     (in thousands)
     --------------
                                                                         2004
                                                                      ----------
     Gross of Ceded Reinsurance:
       Beginning reserves                                             $  194,043
       Incurred losses and loss adjustment expenses                      111,080
       Calendar year payments for losses and loss adjustment expense      41,607
                                                                      ----------
       Ending reserves                                                $  263,516
                                                                      ==========
     Net of Ceded Reinsurance:
       Beginning reserves                                             $   80,833
       Incurred losses and loss adjustment expenses                       82,751
       Calendar year payments for losses and loss adjustment expense      21,559
                                                                      ----------
       Ending reserves                                                $  142,025
                                                                      ==========

     Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2004 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers supplying the annuity on certain structured settlements, are unable to meet their obligations, the Company would be liable for the payments of benefits. The Company has never incurred a loss and there has been no default by any of the life insurers included in the transactions.
     Management believes that based on the financial strength of the life insurers involved the likelihood of a loss is remote. Certain annuities are purchased from affiliates of the Company.

     Loss Reserves Eliminated By Annuities    Unrecorded Loss Contingencies

                 $665,100,000                          $649,400,000

     As part of its private equity portfolio investment, as of December 31, 2004 the Company may be called upon for an additional capital investment of up to $319.3 million. The Company expects only a small portion will be called during 2005.

                                       32

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

11.  Liability for Unpaid Losses and Loss Adjustment Expenses

     Activity in the liability for unpaid claims and claim adjustment expenses is summarized as follows:

(in thousands)
     --------------
                                                              2004
                                                         -------------
     Net Balance at January 1                            $  13,824,608
       Less reinsurance recoverable                          7,436,153
                                                         -------------
                                                             6,388,455

     Incurred related to:
       Current year                                          4,654,796
       Prior years                                           1,702,614
                                                         -------------
     Total incurred                                          6,357,410
                                                         -------------
     Paid related to:
       Current year                                            933,937
       Prior years                                           2,454,129
                                                         -------------
    Total paid                                               3,388,066
                                                         -------------

     Net Balance at December 31                              9,357,799
       Plus unpaid losses and LAE recoverable                6,094,528
                                                         -------------
                                                         $  15,452,327
                                                         =============

     Due to SSAP No. 3 "Correction of an Error", the incurred figures do not agree with the company financial statement (underwriting and investment exhibit). The figures are presented in accordance with the Company's
     Schedule P treatment.

     Estimated ultimate incurred losses and loss adjustment expenses attributable to insured events of prior years has increased by $868,784,000 in calendar years 2004. This increase was generally the result of actual loss emergence in the 2004 as well as ongoing analysis of recent loss development trends.

     Unpaid losses and loss adjustment expenses have been reduced by anticipated salvage and subrogation in the amount of approximately $161,123,000 at
     December 31, 2004.

12.  Subsequent Events (Unaudited)

     In late August 2005, a category 4 hurricane, Katrina hit the central gulf coast area and New Orleans, Louisiana. The Company has estimated its potential pre-tax loss exposure for Hurricane Katrina, including cost of reinstatements to be $60.3 million.

     On October 15, 2005, the Company entered into a Capital Maintenance
     Agreement (CMA) with its ultimate Parent, AIG. The CMA requires a capital contribution to the Company in the event its 2004 surplus drops below its currently filed level, or its RBC ratio drops below 200% of Authorized
     Control Level for 2004, each as determined by the Company's domiciliary regulator. The CMA expires 12 months after issuance. The Parent Company is currently considering an additional capital contribution.

                                       33